                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10321

                        RIVERSOURCE MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices)    (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 5/31

Date of reporting period: 5/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS AGGRESSIVE GROWTH FUND
(FORMERLY RIVERSOURCE AGGRESSIVE GROWTH FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS AGGRESSIVE
GROWTH FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     15

Financial Statements................     21

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     47

Federal Income Tax Information......     49

Board Members and Officers..........     50

Approval of Investment Management
   Services Agreement...............     54

Proxy Voting........................     56

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Aggressive Growth Fund (the Fund) (formerly RiverSource
  Aggressive Growth Fund) Class A shares gained 7.51% (excluding sales charge) for the 12-month period ended May 31, 2008.

> The Fund outperformed its benchmark, the Russell Midcap(R) Growth Index, which declined 0.79% during the same 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  Mid-Cap Growth Funds Index, which increased 3.01% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                                                                   Since
                                   1 year   3 years   5 years   Inception(a)
---------------------------------------------------------------------------------
RiverSource Partners Aggressive
  Growth Fund Class A (excluding
  sales charge)                    +7.51%   +14.94%   +15.79%     +17.68%
---------------------------------------------------------------------------------
Russell Midcap Growth Index
  (unmanaged)                      -0.79%   +11.65%   +14.36%     +16.19%
---------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Index  +3.01%   +14.22%   +14.35%     +15.90%
---------------------------------------------------------------------------------

(a) Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                  X        MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net expenses(a)
-------------------------------------------------------
Class A                  1.65%           1.39%
-------------------------------------------------------
Class B                  2.41%           2.16%
-------------------------------------------------------
Class C                  2.41%           2.15%
-------------------------------------------------------
Class I                  1.11%           0.94%
-------------------------------------------------------
Class R2                 1.94%           1.74%
-------------------------------------------------------
Class R3                 1.66%           1.49%
-------------------------------------------------------
Class R4                 1.42%           1.24%
-------------------------------------------------------
Class R5                 1.16%           0.99%
-------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.08% for the year ended May 31, 2008), will not exceed 1.31% for Class A, 2.08% for Class B, 2.07% for Class C, 0.86% for Class I, 1.66% for Class R2, 1.41% for Class R3, 1.16% for Class R4 and 0.91% for Class R5.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR  3 YEARS  5 YEARS  INCEPTION
 Class A (inception 4/24/03)         +7.51%  +14.94%  +15.79%     +17.68%
-----------------------------------------------------------------------------
 Class B (inception 4/24/03)         +6.70%  +14.09%  +14.93%     +16.78%
-----------------------------------------------------------------------------
 Class C (inception 4/24/03)         +6.70%  +14.09%  +14.93%     +16.78%
-----------------------------------------------------------------------------
 Class I (inception 3/4/04)          +8.02%  +15.42%      N/A     +11.69%
-----------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       +7.38%      N/A      N/A     +15.61%
-----------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       +7.78%      N/A      N/A     +15.98%
-----------------------------------------------------------------------------
 Class R4 (inception 4/24/03)        +7.97%  +15.22%  +16.04%     +17.93%
-----------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       +7.96%      N/A      N/A     +16.35%
-----------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 4/24/03)         +1.34%  +12.72%  +14.43%     +16.32%
-----------------------------------------------------------------------------
 Class B (inception 4/24/03)         +1.70%  +13.06%  +14.70%     +16.68%
-----------------------------------------------------------------------------
 Class C (inception 4/24/03)         +5.70%  +14.09%  +14.93%     +16.78%
-----------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR  3 YEARS  5 YEARS  INCEPTION
 Class A (inception 4/24/03)         +1.82%  +12.37%  +14.14%     +16.24%
-----------------------------------------------------------------------------
 Class B (inception 4/24/03)         +0.94%  +11.54%  +13.27%     +15.35%
-----------------------------------------------------------------------------
 Class C (inception 4/24/03)         +0.94%  +11.54%  +13.27%     +15.35%
-----------------------------------------------------------------------------
 Class I (inception 3/4/04)          +2.20%  +12.78%      N/A     +10.16%
-----------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       +1.61%      N/A      N/A     +11.00%
-----------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       +2.01%      N/A      N/A     +11.42%
-----------------------------------------------------------------------------
 Class R4 (inception 4/24/03)        +2.21%  +12.66%  +14.40%     +16.50%
-----------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       +2.10%      N/A      N/A     +11.71%
-----------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 4/24/03)         -4.00%  +10.18%  +12.79%     +14.92%
-----------------------------------------------------------------------------
 Class B (inception 4/24/03)         -4.06%  +10.46%  +13.03%     +15.24%
-----------------------------------------------------------------------------
 Class C (inception 4/24/03)         -0.06%  +11.54%  +13.27%     +15.35%
-----------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Aggressive Growth Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in mid-cap company stocks. The Fund's goal is to provide long-term capital growth. As of May 31, 2008, American Century Investment Management, Inc. (American Century) and Turner Investment Partners, LLC (Turner) each managed approximately 53% and 47% of the Fund's portfolio, respectively.

Dear Shareholders,

RiverSource Partners Aggressive Growth Fund (the Fund) Class A shares gained 7.51% (excluding sales charge) for the 12-month period ended May 31, 2008, significantly outperforming the Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), which declined 0.79%. For the same period, the Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which increased 3.01%. The Fund's turnover rate during the period was 141%.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              12.7%
--------------------------------------------------------------
Consumer Staples                                     2.1%
--------------------------------------------------------------
Energy                                              13.2%
--------------------------------------------------------------
Financials                                           6.5%
--------------------------------------------------------------
Health Care                                         10.9%
--------------------------------------------------------------
Industrials                                         18.5%
--------------------------------------------------------------
Information Technology                              19.5%
--------------------------------------------------------------
Materials                                           10.3%
--------------------------------------------------------------
Telecommunication Services                           4.1%
--------------------------------------------------------------
Utilities                                            0.9%
--------------------------------------------------------------
Other(2)                                             1.3%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
AMERICAN CENTURY: Effective stock selection and overweight positions in the industrials and materials sectors relative to the Russell Index, as well as an underweight allocation and successful stock selection in the consumer discretionary sector, contributed to our portion of the Fund's performance during the reporting period. Conversely, an underweight position in energy and overweight allocation to telecommunication services detracted.
Growing global demand for agriculture led to a corresponding rise in the price of commodities, which benefited select chemicals companies within the materials sector during the 12-month period. Notably, MONSANTO, a producer of genetically modified corn seed and pesticides, benefited from escalating corn prices. Not a component of the Russell Index, MONSANTO was the largest contributor to performance in our portion of the Fund.
In the industrials sector, our portfolio benefited from an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. Within this emerging group, we have succeeded in selecting some of the largest beneficiaries of increasing demand. Specifically, an overweight stake in FIRST SOLAR aided performance, as the manufacturer of solar modules saw its share price surge.

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Flowserve                                            2.8%
--------------------------------------------------------------
Owens-Illinois                                       2.8%
--------------------------------------------------------------
MasterCard Cl A                                      2.2%
--------------------------------------------------------------
Express Scripts                                      1.8%
--------------------------------------------------------------
SBA Communications Cl A                              1.7%
--------------------------------------------------------------
CONSOL Energy                                        1.6%
--------------------------------------------------------------
Weatherford Intl                                     1.6%
--------------------------------------------------------------
Monsanto                                             1.6%
--------------------------------------------------------------
Activision                                           1.4%
--------------------------------------------------------------
Alpha Natural Resources                              1.2%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

We continue to believe that a recession may not materialize and stocks may end the year in positive territory. - Turner Investment Partners, LLC

Also within the industrials sector, the portfolio held a larger-than-the-Russell Index position in machinery company FLOWSERVE. A maker of pumps, seals, and valves used by the oil and gas, power, chemicals and water industries, FLOWSERVE was a meaningful contributor to our portion of the Fund's performance for the reporting period.
Within telecommunication services, the portfolio maintained an overweight in NII HOLDINGS INC. (NII), which provides cellular service in burgeoning Latin
American markets. Although it has benefited performance in the past, NII detracted from returns during the 12-month period.

TURNER: In our portion of the Fund, six out of ten sectors outperformed their corresponding sectors within the Russell Index. Energy, consumer discretionary and materials contributed the most to performance for the period. In energy, FIRST SOLAR and RANGE RESOURCES were the top performers for the 12-month period. In consumer discretionary, VERISIGN
INC. and WYNN RESORTS were the largest contributors.
MOSAIC CO. and OWENS-ILLINOIS added the most within the materials sector.

When compared with the Russell Index, the largest detractor from performance in our portion of the Fund was the information technology sector. Holdings in the computer services software and semiconductor industries struggled during the period. Specific detractors from performance included F5 NETWORKS
INC. and BROADCOM CORP.

CHANGES TO THE FUND'S PORTFOLIO
AMERICAN CENTURY: We increased our portion of the Fund's holdings in the materials sector during the period. We also reduced our exposure to the

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

telecommunication services sector, reflecting lower exposure to the wireless communications industry.

TURNER: Our portion of the Fund is sector neutral to the Russell Index and weightings are adjusted accordingly when Russell reconstitutes the index. However, throughout the period, we have made slight modifications to the industry weights within our portion of the Fund. Some of the key changes that we made during the period in consumer discretionary included reduced positions in apparel and commercial services, while increasing our exposure to the restaurant and radio and television industries. In information technology we reduced our exposure to the computer software and services industry and increased our semiconductor/components weighting; in health care we reduced our position in the medical supplies industry, while increasing our weighting in pharmaceuticals.

OUR FUTURE STRATEGY
AMERICAN CENTURY: Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. Going forward, to benefit from what we believe to be long-term trends, we will hold overweight positions relative to the Russell Index in the electrical equipment, chemicals and aerospace industries.

TURNER: In managing our portion of the Fund's portfolio, our focus, as always, remains on owning stocks that we believe have the strongest earnings prospects. Relative to the Russell Index, we hold overweight positions in the consumer discretionary sector in GUESS? INC. and WMS INDUSTRIES. In information technology, we are overweight SALESFORCE.COM and ALTERA CORP. Within the health care sector we are overweight EXPRESS SCRIPTS, INC.

We continue to believe that a recession may not materialize and stocks may end the year in positive territory. At the end of the reporting period, broader market stocks (as represented by the S&P 500 Index) traded at only about 13 times next year's earnings on average, with an earnings yield that is more attractive than bond yields. In our judgment, large-cap stocks shape up as an attractive asset class now in terms of both earnings prospects and valuations.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

           [AMERICAN CENTURY LOGO]  [TURNER INVESTMENT PARTNERS LOGO]

                  American Century Investment Management, Inc.

                          Turner Investment Partners, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Aggressive Growth Fund Class A shares (from 5/1/03 to 5/31/08)* as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                        SINCE
Results at May 31, 2008                     1 YEAR       3 YEARS      5 YEARS       INCEPTION(3)
RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000        $10,134      $14,322      $19,620          $21,625
------------------------------------------------------------------------------------------------------
        Average annual total return          +1.34%      +12.72%      +14.43%          +16.32%
------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000          $9,921      $13,918      $19,560          $21,444
------------------------------------------------------------------------------------------------------
        Average annual total return          -0.79%      +11.65%      +14.36%          +16.19%
------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000         $10,301      $14,901      $19,552          $21,168
------------------------------------------------------------------------------------------------------
        Average annual total return          +3.01%      +14.22%      +14.35%          +15.90%
------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND LINE GRAPH)

                                                  RIVERSOURCE PARTNERS
                                                 AGGRESSIVE GROWTH FUND
                                                 CLASS A (INCLUDES SALES      RUSSELL MIDCAP GROWTH       LIPPER MID-CAP GROWTH
                                                    CHARGE) ($21,625)          INDEX(1) ($21,444)       FUNDS INDEX(2) ($21,168)
                                                 -----------------------      ---------------------     ------------------------
5/1/03                                                  $ 9,425                      $10,000                      $10,000
5/03                                                     10,390                       10,962                       10,827
5/04                                                     13,413                       13,935                       13,223
5/05                                                     14,240                       15,408                       14,205
5/06                                                     16,742                       17,813                       16,770
5/07                                                     20,114                       21,614                       20,549
5/08                                                     21,625                       21,444                       21,168

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              DEC. 1, 2007    MAY 31, 2008    THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  977.80        $ 7.13(c)        1.45%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.65        $ 7.27(c)        1.45%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  974.20        $10.90(c)        2.22%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,013.82        $11.12(c)        2.22%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  974.20        $10.85(c)        2.21%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,013.87        $11.07(c)        2.21%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  980.00        $ 4.92(c)        1.00%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.89        $ 5.02(c)        1.00%
-------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  976.10        $ 8.79(c)        1.79%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.96        $ 8.97(c)        1.79%
-------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  978.00        $ 7.62(c)        1.55%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.16        $ 7.77(c)        1.55%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  979.90        $ 6.40(c)        1.30%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.40        $ 6.52(c)        1.30%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              DEC. 1, 2007    MAY 31, 2008    THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  979.90        $ 5.17(c)        1.05%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.64        $ 5.27(c)        1.05%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2008: -2.22% for Class A, - 2.58% for Class B, -2.58% for Class C, -2.00% for Class I, -2.39% for Class R2, -2.20% for Class R3, -2.01% for Class R4 and -2.01% for Class R5.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.31% for Class A, 2.08% for Class B, 2.07% for Class C, 0.86% for Class I, 1.66% for Class R2, 1.41% for Class R3, 1.16% for Class R4 and 0.91% for Class R5. Any amounts waived will not be reimbursed by The Fund. This change was effective June 1, 2008. Had this change been in place for the entire six month period ended May 31, 2008, the actual expenses paid would have been $7.03 for Class A, $10.80 for Class B, $10.70 for Class C, $4.78 for Class I, $8.65 for Class R2, $7.52 for Class R3, $6.25 for Class R4 and $5.07 for Class R5; the hypothetical expenses paid would have been $7.17 for Class A, $11.02 for Class B, $10.92 for Class C, $4.87 for Class I, $8.82 for Class R2, $7.67 for Class R3, $6.37 for Class R4 and $5.17 for Class R5.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.8%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.8%)
Alliant Techsystems                                    8,871(b)             $963,036
BE Aerospace                                          98,539(b)            3,443,938
Precision Castparts                                   54,902               6,632,161
                                                                     ---------------
Total                                                                     11,039,135
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
Expeditors Intl of Washington                         70,550               3,321,494
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
ArvinMeritor                                         160,789               2,407,011
------------------------------------------------------------------------------------

BEVERAGES (1.2%)
Central European Distribution                         57,953(b)            4,135,526
Molson Coors Brewing Cl B                             56,800               3,294,400
                                                                     ---------------
Total                                                                      7,429,926
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.0%)
Alexion Pharmaceuticals                               86,025(b)            6,137,884
BioMarin Pharmaceutical                              178,803(b)            6,824,911
CSL                                                   62,545(c)            2,379,264
ImClone Systems                                       31,380(b)            1,367,540
United Therapeutics                                   21,430(b)            2,046,779
                                                                     ---------------
Total                                                                     18,756,378
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.1%)
BlackRock                                             31,787               7,151,758
FCStone Group                                         40,333(b)            1,578,230
Northern Trust                                        75,058               5,704,408
T Rowe Price Group                                    86,520               5,011,238
                                                                     ---------------
Total                                                                     19,445,634
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CHEMICALS (4.7%)
Air Products & Chemicals                              38,880              $3,962,650
Celanese Series A                                     55,800               2,717,460
Intrepid Potash                                       27,142(b)            1,334,301
Monsanto                                              76,100               9,695,139
Mosaic                                                37,826(b)            4,740,354
Syngenta                                              21,617(c)            6,586,122
                                                                     ---------------
Total                                                                     29,036,026
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
Credicorp                                             29,865(c)            2,492,533
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.3%)
Covanta Holding                                       78,240(b)            2,188,373
FTI Consulting                                        52,413(b)            3,147,925
Stericycle                                            42,930(b)            2,502,819
                                                                     ---------------
Total                                                                      7,839,117
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Juniper Networks                                     139,850(b)            3,848,672
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Apple                                                 11,936(b)            2,252,920
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.1%)
Fluor                                                 17,490               3,262,760
Foster Wheeler                                        93,333(b)            7,109,174
Quanta Services                                      215,555(b)            6,906,382
Shaw Group                                            30,645(b)            1,869,345
                                                                     ---------------
Total                                                                     19,147,661
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.8%)
Owens-Illinois                                       307,054(b)           17,569,630
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
DeVry                                                 35,583               2,030,010
ITT Educational Services                              23,370(b)            1,697,363
                                                                     ---------------
Total                                                                      3,727,373
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Interactive Brokers Group Cl A                        70,480(b)           $2,295,534
IntercontinentalExchange                              13,430(b)            1,856,026
                                                                     ---------------
Total                                                                      4,151,560
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.9%)
American Superconductor                               15,594(b)              550,156
AMETEK                                                76,615               3,930,350
First Solar                                           27,536(b)            7,366,982
JA Solar Holdings ADR                                127,330(b,c)          2,708,309
Vestas Wind Systems                                   25,079(b,c)          3,452,462
                                                                     ---------------
Total                                                                     18,008,259
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Molex                                                 55,316               1,539,997
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.4%)
Cameron Intl                                          55,580(b)            2,958,523
Diamond Offshore Drilling                             22,240               3,034,426
Dresser-Rand Group                                    85,890(b)            3,463,085
Helmerich & Payne                                     33,204               2,080,231
Nabors Inds                                           68,110(b,c)          2,863,344
Natl Oilwell Varco                                    62,550(b)            5,211,666
Patterson-UTI Energy                                 126,015               3,966,952
Weatherford Intl                                     220,772(b)           10,073,826
                                                                     ---------------
Total                                                                     33,652,053
------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                               36,180               2,323,480
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
CR Bard                                               17,330               1,580,496
DENTSPLY Intl                                         55,900               2,266,186
Intuitive Surgical                                    11,430(b)            3,355,734
                                                                     ---------------
Total                                                                      7,202,416
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Community Health Systems                              22,988(b)              828,258
Express Scripts                                      158,464(b)           11,426,838
Henry Schein                                          45,100(b)            2,512,972
Medco Health Solutions                               132,204(b)            6,405,284
                                                                     ---------------
Total                                                                     21,173,352
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOTELS, RESTAURANTS & LEISURE (2.0%)
Darden Restaurants                                    85,330              $2,922,553
Panera Bread Cl A                                     30,856(b)            1,602,661
WMS Inds                                             118,657(b)            4,395,055
Wynn Resorts                                          33,410               3,342,002
                                                                     ---------------
Total                                                                     12,262,271
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Gafisa                                                30,625(c)            1,368,325
Pulte Homes                                          171,850               2,101,726
Tupperware Brands                                     21,480                 822,684
                                                                     ---------------
Total                                                                      4,292,735
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (--%)
Church & Dwight                                        5,050                 287,497
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
Dynegy Cl A                                          213,420(b)            2,010,416
Reliant Energy                                        59,680(b)            1,525,421
                                                                     ---------------
Total                                                                      3,535,837
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
McDermott Intl                                        58,326(b)            3,617,962
------------------------------------------------------------------------------------

INSURANCE (1.6%)
AFLAC                                                 96,457               6,475,158
Aon                                                   32,170               1,518,102
Assurant                                              33,690               2,291,931
                                                                     ---------------
Total                                                                     10,285,191
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.9%)
priceline.com                                         41,570(b)            5,592,412
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.8%)
Akamai Technologies                                   67,800(b)            2,647,590
Baidu.com ADR                                          5,490(b,c)          1,894,379
MercadoLibre                                          55,302(b,c)          2,596,429
Omniture                                              87,490(b)            2,156,629
VeriSign                                             138,977(b)            5,564,638
VistaPrint                                            83,208(b,c)          2,606,075
Websense                                               5,713(b)              100,492
                                                                     ---------------
Total                                                                     17,566,232
------------------------------------------------------------------------------------

IT SERVICES (2.6%)
Fiserv                                                46,980(b)            2,459,873
MasterCard Cl A                                       44,199              13,642,021
                                                                     ---------------
Total                                                                     16,101,894
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (2.6%)
Charles River Laboratories Intl                       41,700(b)           $2,680,476
Covance                                               22,640(b)            1,856,027
Invitrogen                                            69,548(b)            3,196,426
PAREXEL Intl                                          62,689(b)            1,541,523
Thermo Fisher Scientific                             112,889(b)            6,662,709
                                                                     ---------------
Total                                                                     15,937,161
------------------------------------------------------------------------------------

MACHINERY (6.2%)
AGCO                                                 124,735(b)            7,537,736
Bucyrus Intl                                          71,258               5,043,641
Flowserve                                            127,242              17,625,561
Harsco                                                45,840               2,902,589
Joy Global                                            37,760               3,180,525
SPX                                                   24,970               3,318,014
                                                                     ---------------
Total                                                                     39,608,066
------------------------------------------------------------------------------------

MEDIA (0.8%)
Central European Media Enterprises Series A           26,560(b,c)          2,825,453
Discovery Holding Cl A                                90,500(b)            2,370,195
                                                                     ---------------
Total                                                                      5,195,648
------------------------------------------------------------------------------------

METALS & MINING (2.8%)
Agnico-Eagle Mines                                    23,082(c)            1,631,667
Cleveland-Cliffs                                      59,458               6,344,168
Companhia Siderurgica Nacional ADR                    35,594(c)            1,750,157
Mechel ADR                                            45,396(c)            2,615,718
Steel Dynamics                                        85,200               3,075,719
Timminco                                              65,880(b,c)          2,022,283
                                                                     ---------------
Total                                                                     17,439,712
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Big Lots                                             175,537(b)            5,452,180
Dollar Tree                                           61,306(b)            2,262,191
                                                                     ---------------
Total                                                                      7,714,371
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.7%)
Alpha Natural Resources                               94,945(b)            7,755,108
CONSOL Energy                                        104,018              10,147,995
Denbury Resources                                     80,260(b)            2,731,248
Foundation Coal Holdings                              25,560               1,705,619
Petrohawk Energy                                     181,710(b)            5,338,640

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Pioneer Natural Resources                             34,270              $2,460,243
Quicksilver Resources                                 66,797(b)            2,433,415
Range Resources                                       58,805               3,867,017
Southwestern Energy                                  150,003(b)            6,651,133
Ultra Petroleum                                       61,827(b)            5,377,094
                                                                     ---------------
Total                                                                     48,467,512
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.9%)
Alberto-Culver                                       122,220               3,230,275
Estee Lauder Companies Cl A                           43,960               2,092,496
Herbalife                                              8,506(c)              327,821
                                                                     ---------------
Total                                                                      5,650,592
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Allergan                                              65,790               3,790,820
Shire ADR                                             29,670(c)            1,529,785
                                                                     ---------------
Total                                                                      5,320,605
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Public Storage                                        16,780               1,478,821
------------------------------------------------------------------------------------

ROAD & RAIL (2.1%)
CSX                                                   95,645               6,605,244
Kansas City Southern                                  52,799(b)            2,637,838
Ryder System                                          25,190               1,849,702
Union Pacific                                         23,330               1,920,292
                                                                     ---------------
Total                                                                     13,013,076
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.9%)
Altera                                               293,730               6,796,913
Applied Materials                                     72,464               1,435,512
Atheros Communications                                84,410(b)            2,820,982
Broadcom Cl A                                         91,573(b)            2,627,229
Cavium Networks                                       88,720(b)            2,312,043
Lam Research                                          42,920(b)            1,746,844
Linear Technology                                     58,413               2,147,846
Marvell Technology Group                             330,879(b,c)          5,744,059
MEMC Electronic Materials                             94,682(b)            6,500,867
Microchip Technology                                 103,650               3,818,466
Microsemi                                            135,398(b)            3,709,905
NVIDIA                                               100,570(b)            2,484,079
PMC-Sierra                                           558,957(b)            4,756,724

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Teradyne                                             237,736(b)           $3,266,493
Varian Semiconductor Equipment Associates             94,577(b)            3,596,763
Xilinx                                                92,685               2,521,032
                                                                     ---------------
Total                                                                     56,285,757
------------------------------------------------------------------------------------

SOFTWARE (3.9%)
Activision                                           252,121(b)            8,509,083
Informatica                                          113,860(b)            2,049,480
McAfee                                               156,124(b)            5,659,495
MICROS Systems                                        27,350(b)              901,730
Nintendo                                               2,900(c)            1,595,674
Salesforce.com                                        78,258(b)            5,658,836
                                                                     ---------------
Total                                                                     24,374,298
------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.4%)
Aeropostale                                           47,852(b)            1,671,949
AnnTaylor Stores                                      59,838(b)            1,638,364
Children's Place Retail Stores                        50,969(b)            1,754,353
GameStop Cl A                                        133,156(b)            6,604,538
GUESS?                                               137,783               5,625,680
J Crew Group                                          43,840(b)            1,633,917
Ross Stores                                           66,136               2,421,900
Urban Outfitters                                     187,807(b)            6,045,507
                                                                     ---------------
Total                                                                     27,396,208
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Coach                                                134,692(b)            4,889,320
Deckers Outdoor                                       12,156(b)            1,661,968
Hanesbrands                                           48,613(b)            1,604,229
Phillips-Van Heusen                                   53,606               2,435,321
                                                                     ---------------
Total                                                                     10,590,838
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

THRIFTS & MORTGAGE FINANCE (0.5%)
Hudson City Bancorp                                  168,630              $3,001,614
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.1%)
Crown Castle Intl                                     71,200(b)            3,025,288
MetroPCS Communications                               81,454(b)            1,730,083
Millicom Intl Cellular                                22,150(c)            2,566,299
NII Holdings                                         148,289(b)            7,444,108
SBA Communications Cl A                              286,451(b)           10,661,706
                                                                     ---------------
Total                                                                     25,427,484
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $500,057,628)                                                    $616,808,421
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.60%            8,138,082(d)           $8,138,082
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,138,082)                                                        $8,138,082
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $508,195,710) (e)                                                $624,946,503
====================================================================================

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 2008

                               CURRENCY TO BE        CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                     DELIVERED             RECEIVED         APPRECIATION      DEPRECIATION
-------------------------------------------------------------------------------------------------------
June 30, 2008                         1,448,167         1,385,780           $6,314              $--
                              Australian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                         1,470,442         1,480,561            1,050               --
                                Canadian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                            42,690            43,310              357               --
                                Canadian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                        12,479,310         2,613,468           14,180               --
                                   Danish Krone       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                        85,695,000           820,016            5,947               --
                                   Japanese Yen       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                         5,291,842         5,101,800           23,306               --
                                    Swiss Franc       U.S. Dollar
-------------------------------------------------------------------------------------------------------
June 30, 2008                           142,672           136,086               --             (834)
                                    Swiss Franc       U.S. Dollar
-------------------------------------------------------------------------------------------------------
Total                                                                      $51,154            $(834)
-------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 8.3% of net assets.

(d) Affiliated Money Market Fund - See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(e) At May 31, 2008, the cost of securities for federal income tax purposes was $512,015,505 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $116,740,485
Unrealized depreciation                                            (3,809,487)
-----------------------------------------------------------------------------
Net unrealized appreciation                                       $112,930,998
-----------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  19

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $500,057,628)          $   616,808,421
   Affiliated money market fund (identified cost $8,138,082)          8,138,082
-------------------------------------------------------------------------------
Total investments in securities (identified cost
   $508,195,710)                                                    624,946,503
Cash                                                                        100
Capital shares receivable                                               296,715
Dividends and accrued interest receivable                               350,043
Receivable for investment securities sold                            17,031,320
Unrealized appreciation on forward foreign currency
   contracts                                                             51,154
-------------------------------------------------------------------------------
Total assets                                                        642,675,835
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  294,685
Payable for investment securities purchased                          17,764,282
Unrealized depreciation on forward foreign currency
   contracts                                                                834
Accrued investment management services fees                              14,927
Accrued distribution fees                                               101,230
Accrued transfer agency fees                                              2,400
Accrued administrative services fees                                        996
Accrued plan administration services fees                                    60
Other accrued expenses                                                  136,220
-------------------------------------------------------------------------------
Total liabilities                                                    18,315,634
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $   624,360,201
===============================================================================

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  21

MAY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $       590,496
Additional paid-in capital                                        1,640,333,048
Excess of distributions over net investment income                      (43,104)
Accumulated net realized gain (loss)                             (1,133,315,569)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                       116,795,330
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $   624,360,201
===============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                          $   397,989,258
                                            Class B                          $    80,526,824
                                            Class C                          $     3,063,824
                                            Class I                          $   142,475,018
                                            Class R2                         $        98,864
                                            Class R3                         $         6,106
                                            Class R4                         $       194,176
                                            Class R5                         $         6,131
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)   37,586,201   $         10.59
                                            Class B shares       7,903,728   $         10.19
                                            Class C shares         300,672   $         10.19
                                            Class I shares      13,230,406   $         10.77
                                            Class R2 shares          9,311   $         10.62
                                            Class R3 shares            572   $         10.67
                                            Class R4 shares         18,142   $         10.70
                                            Class R5 shares            572   $         10.72
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $11.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $ 2,393,005
Interest                                                                349
Income distributions from affiliated money market fund              634,516
Fee income from securities lending                                  105,665
   Less foreign taxes withheld                                      (34,337)
---------------------------------------------------------------------------
Total income                                                      3,099,198
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               5,729,264
Distribution fees
   Class A                                                          989,015
   Class B                                                          834,358
   Class C                                                           23,191
   Class R2                                                             190
   Class R3                                                              15
Transfer agency fees
   Class A                                                        1,127,016
   Class B                                                          253,182
   Class C                                                            6,807
   Class R2                                                              19
   Class R3                                                               3
   Class R4                                                              72
   Class R5                                                               3
Administrative services fees                                        350,088
Plan administration services fees
   Class R2                                                              95
   Class R3                                                              15
   Class R4                                                             360
Compensation of board members                                        11,209
Custodian fees                                                      148,900
Printing and postage                                                173,625
Registration fees                                                    73,960
Professional fees                                                    33,146
Other                                                                27,457
---------------------------------------------------------------------------
Total expenses                                                    9,781,990
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                             (1,216,563)
   Earnings and bank fee credits on cash balances                   (38,224)
---------------------------------------------------------------------------
Total net expenses                                                8,527,203
---------------------------------------------------------------------------
Investment income (loss) -- net                                  (5,428,005)
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  23

YEAR ENDED MAY 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                        $60,571,173
   Foreign currency transactions                                 (1,529,240)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          59,041,933
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                   (10,655,385)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            48,386,548
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $42,958,543
===========================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ (5,428,005)   $  (4,465,856)
Net realized gain (loss) on investments                     59,041,933       35,268,007
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       (10,655,385)      70,697,472
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               42,958,543      101,499,623
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                       --       (7,035,422)
      Class B                                                       --       (1,765,403)
      Class C                                                       --          (33,959)
      Class I                                                       --       (1,547,488)
      Class R2                                                      --              (89)
      Class R3                                                      --              (89)
      Class R4                                                      --           (2,319)
      Class R5                                                      --              (89)
---------------------------------------------------------------------------------------
Total distributions                                                 --      (10,384,858)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                           61,688,125       36,681,001
   Class B shares                                            9,901,863        6,942,332
   Class C shares                                            1,699,248          236,044
   Class I shares                                           45,443,338       38,148,422
   Class R2 shares                                              90,820            5,000
   Class R3 shares                                                  --            5,000
   Class R4 shares                                             109,752           29,755
   Class R5 shares                                                  --            5,000
Reinvestment of distributions at net asset value
   Class A shares                                                   --        6,936,123
   Class B shares                                                   --        1,755,145
   Class C shares                                                   --           33,915
   Class I shares                                                   --        1,547,026
   Class R4 shares                                                  --            1,966
Payments for redemptions
   Class A shares                                          (91,278,824)    (124,719,794)
   Class B shares                                          (32,665,984)     (43,636,708)
   Class C shares                                             (534,369)        (730,621)
   Class I shares                                          (10,657,192)     (30,225,928)
   Class R4 shares                                             (19,672)         (66,387)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (16,222,895)    (107,052,709)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     26,735,648      (15,937,944)
Net assets at beginning of year                            597,624,553      613,562,497
---------------------------------------------------------------------------------------
Net assets at end of year                                 $624,360,201    $ 597,624,553
=======================================================================================
Excess of distributions over net investment income        $    (43,104)   $     (53,837)
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Aggressive Growth Fund (the Fund) (formerly RiverSource Aggressive Growth Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  27

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,438,738 and accumulated net realized loss has been decreased by $1,489,315 resulting in a net reclassification adjustment to decrease paid-in capital by $6,928,053.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  29

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                       2008      2007*
---------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income................................    $--     $2,398,435
      Long-term capital gain.........................     --      4,636,987
CLASS B
Distributions paid from:
      Ordinary income................................     --        601,744
      Long-term capital gain.........................     --      1,163,659
CLASS C
Distributions paid from:
      Ordinary income................................     --         11,580
      Long-term capital gain.........................     --         22,379
CLASS I
Distributions paid from:
      Ordinary income................................     --        527,489
      Long-term capital gain.........................     --      1,019,999
CLASS R2
Distributions paid from:
      Ordinary income................................     --             30
      Long-term capital gain.........................     --             59
CLASS R3
Distributions paid from:
      Ordinary income................................     --             30
      Long-term capital gain.........................     --             59
CLASS R4
Distributions paid from:
      Ordinary income................................     --            791
      Long-term capital gain.........................     --          1,528
CLASS R5
Distributions paid from:
      Ordinary income................................     --             30
      Long-term capital gain.........................     --             59

* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to May 31, 2007.

At May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...........................    $            --
Undistributed accumulated long-term gain................    $       319,237
Accumulated realized loss...............................    $(1,129,815,010)
Unrealized appreciation (depreciation)..................    $   112,932,430

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning June 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT 31 is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $491,209 for the year ended May 31, 2008. The management fee for the year ended May 31, 2008 was 0.97% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, LLC and American Century Investment Management, Inc. each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended May 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2008, other expenses paid to this company were $2,344.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $326,697 for Class A, $63,117 for Class B and $542 for Class C for the year ended May 31, 2008.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  33

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.....................................................    1.42%
Class B.....................................................    2.19
Class C.....................................................    2.19
Class I.....................................................    0.98
Class R2....................................................    1.74
Class R3....................................................    1.27
Class R4....................................................    1.03
Class R5....................................................    1.02

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.....................................................    $338,759
Class B.....................................................      71,341
Class C.....................................................       1,981
Class R4....................................................           1

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2....................................................    $17
Class R3....................................................     15
Class R4....................................................    360

The management fees waived/reimbursed at the Fund level were $804,089.

Under an agreement which was effective until May 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.34%
Class B.....................................................    2.11
Class C.....................................................    2.10
Class I.....................................................    0.89
Class R2....................................................    1.69
Class R3....................................................    1.44
Class R4....................................................    1.19
Class R5....................................................    0.94

Effective June 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.31%
Class B.....................................................    2.08
Class C.....................................................    2.07
Class I.....................................................    0.86
Class R2....................................................    1.66
Class R3....................................................    1.41
Class R4....................................................    1.16
Class R5....................................................    0.91

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred directly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended May 31, 2008, the Fund's transfer agency fees were reduced by $38,224 as a result of bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $818,405,634 and $840,654,307, respectively, for the year ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $105,665 for the year ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $6,486 for the year ended May 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At May 31, 2008, the Fund had no outstanding securities lending.

Brokerage commissions paid to brokers affiliated with the subadviser were $29,500 for the year ended May 31, 2008.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  35

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED MAY 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       5,991,682            --        (9,000,912)       (3,009,230)
Class B                         998,576            --        (3,295,014)       (2,296,438)
Class C                         169,527            --           (55,041)          114,486
Class I                       4,363,848            --        (1,030,333)        3,333,515
Class R2                          8,739            --                --             8,739
Class R4                         10,873            --            (1,904)            8,969
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED MAY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       4,515,459       821,816       (14,780,761)       (9,443,486)
Class B                         854,940       213,781        (5,449,458)       (4,380,737)
Class C                          29,137         4,131           (87,473)          (54,205)
Class I                       4,621,565       181,363        (3,747,597)        1,055,331
Class R2*                           572            --                --               572
Class R3*                           572            --                --               572
Class R4                          3,420           232            (7,810)           (4,158)
Class R5*                           572            --                --               572
----------------------------------------------------------------------------------------------

* For the period from Dec. 11, 2006 (inception date) to May 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $305,837,172 and $312,528,706, respectively, for the year ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended May 31, 2008.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $1,129,815,010 at May 31, 2008, that if not offset by capital gains will expire as follows:

                          2009          2010         2011         2012
                      $763,613,904  $315,348,051  $23,741,111  $27,111,944

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  37

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.85          $8.35          $7.29          $6.95          $5.60
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.09)(b)       (.07)          (.06)          (.03)          (.04)
Net gains (losses) (both realized and
 unrealized)                                .83           1.73           1.34            .46           1.65
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .74           1.66           1.28            .43           1.61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income             --             --             --           (.02)            --
Distributions from realized gains            --           (.16)          (.22)          (.07)          (.26)
-----------------------------------------------------------------------------------------------------------
Total distributions                          --           (.16)          (.22)          (.09)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59          $9.85          $8.35          $7.29          $6.95
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $398           $400           $418            $25            $17
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.65%          1.58%          1.69%          1.97%          3.02%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.42%          1.30%          1.38%          1.55%          1.55%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.89%)         (.71%)         (.77%)         (.90%)        (1.20%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           7.51%         20.14%         17.57%          6.17%         29.09%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.55          $8.17          $7.18          $6.89          $5.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.16)(b)       (.12)          (.12)          (.06)          (.07)
Net gains (losses) (both realized and
 unrealized)                                .80           1.66           1.33            .42           1.63
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .64           1.54           1.21            .36           1.56
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            --           (.16)          (.22)          (.07)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.19          $9.55          $8.17          $7.18          $6.89
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $81            $97           $119             $7             $3
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.41%          2.36%          2.47%          2.75%          3.81%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.19%          2.07%          2.15%          2.34%          2.34%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.67%)        (1.48%)        (1.55%)        (1.70%)        (1.97%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.70%         19.11%         16.86%          5.29%         28.22%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.18% for the year ended May 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.55          $8.17          $7.18          $6.89          $5.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.16)(b)       (.12)          (.11)          (.07)          (.07)
Net gains (losses) (both realized and
 unrealized)                                .80           1.66           1.32            .43           1.63
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .64           1.54           1.21            .36           1.56
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            --           (.16)          (.22)          (.07)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.19          $9.55          $8.17          $7.18          $6.89
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3             $2             $2            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.41%          2.35%          2.48%          2.75%          3.82%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.19%          2.06%          2.18%          2.35%          2.35%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.64%)        (1.47%)        (1.44%)        (1.70%)        (1.98%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.70%         19.11%         16.86%          5.29%         28.22%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.18% for the year ended May 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $9.97          $8.42          $7.32          $6.97          $7.14
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(c)       (.04)          (.02)            --           (.03)
Net gains (losses) (both realized and
 unrealized)                                .84           1.75           1.34            .45           (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .80           1.71           1.32            .45           (.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income             --             --             --           (.03)            --
Distributions from realized gains            --           (.16)          (.22)          (.07)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                          --           (.16)          (.22)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.77          $9.97          $8.42          $7.32          $6.97
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $142            $99            $74            $39             $6
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.11%           .96%          1.18%          1.50%          2.70%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .98%           .91%          1.10%          1.23%          1.14%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.43%)         (.32%)         (.21%)         (.59%)         (.72%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return                              8.02%         20.57%         18.04%          6.49%         (2.38%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.97% for the year ended May 31, 2008.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $9.89          $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.11)(c)       (.06)
Net gains (losses) (both realized and
 unrealized)                                .84           1.37
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .73           1.31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            --           (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.62          $9.89
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.94%          1.72%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.74%          1.62%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.13%)        (1.11%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%
-----------------------------------------------------------------------------------------------------------
Total return                              7.38%         15.23%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  43

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $9.90          $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.08)(c)       (.05)
Net gains (losses) (both realized and
 unrealized)                                .85           1.37
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .77           1.32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            --           (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.67          $9.90
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.66%          1.53%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.27%          1.37%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.75%)         (.85%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%
-----------------------------------------------------------------------------------------------------------
Total return                              7.78%         15.35%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.91          $8.39          $7.31          $6.96          $5.60
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.05)          (.03)          (.01)          (.04)
Net gains (losses) (both realized and
 unrealized)                                .84           1.73           1.33            .45           1.66
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .79           1.68           1.30            .44           1.62
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income             --             --             --           (.02)            --
Distributions from realized gains            --           (.16)          (.22)          (.07)          (.26)
-----------------------------------------------------------------------------------------------------------
Total distributions                          --           (.16)          (.22)          (.09)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.70          $9.91          $8.39          $7.31          $6.96
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.42%          1.31%          1.50%          1.80%          2.84%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.03%          1.13%          1.25%          1.37%          1.37%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.46%)         (.54%)         (.39%)         (.74%)        (1.03%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%           202%           218%           189%
-----------------------------------------------------------------------------------------------------------
Total return                              7.97%         20.28%         17.79%          6.40%         29.26%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  45

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $9.93          $8.74
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(c)       (.03)
Net gains (losses) (both realized and
 unrealized)                                .84           1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .79           1.35
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            --           (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.72          $9.93
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.16%          1.02%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.02%           .87%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.50%)         (.35%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%           163%
-----------------------------------------------------------------------------------------------------------
Total return                              7.96%         15.70%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Aggressive Growth Fund (the Fund), formerly the RiverSource Aggressive Growth Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  47

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Aggressive Growth Fund of the RiverSource Managers Series, Inc. at May 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
July 22, 2008

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemptions of shares.

Fiscal year ended May 31, 2008

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  51

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  53

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the

--------------------------------------------------------------------------------

 54 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadvisers and the selection and monitoring processes for the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed that the Fund's expense ratio

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

(after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 56 RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND

     (formerly RiverSource Aggressive Growth Fund)

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6260 J (7/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS FUNDAMENTAL VALUE FUND
(FORMERLY RIVERSOURCE FUNDAMENTAL VALUE FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS FUNDAMENTAL
VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     14

Financial Statements................     19

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     43

Board Members and Officers..........     45

Approval of Investment Management
   Services Agreement...............     49

Proxy Voting........................     52

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Fundamental Value Fund (the Fund) (formerly RiverSource
  Fundamental Value Fund) Class A shares declined 5.49% (excluding sales charge) for the 12-month period ended May 31, 2008.

> The Fund outperformed its benchmark, the S&P 500 Index, which fell 6.70% and outperformed the Russell 1000(R) Value Index, which declined 12.28% during the same 12-month period.

> The Fund underperformed its peer group as represented by the Lipper Large-Cap
  Core Funds Index, which declined 5.11% and outperformed the Lipper Large-Cap Value Funds Index, which declined 9.94% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                                                                   Since
                               1 year     3 years    5 years    inception(a)
---------------------------------------------------------------------------------
RiverSource Partners
  Fundamental Value Fund
  Class A (excluding sales
  charge)                       -5.49%     +8.33%    +10.91%       +5.61%
---------------------------------------------------------------------------------
S&P 500 Index (unmanaged)       -6.70%     +7.57%     +9.77%       +3.80%
---------------------------------------------------------------------------------
Russell 1000(R) Value Index
  (unmanaged)                  -12.28%     +7.45%    +11.41%       +6.32%
---------------------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                         -5.11%     +7.80%     +8.90%       +3.20%
---------------------------------------------------------------------------------
Lipper Large-Cap Value
  Funds Index                   -9.94%     +7.42%    +10.05%       +4.40%
---------------------------------------------------------------------------------

(a) Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net expenses(a)
-------------------------------------------------------
Class A                  1.27%           1.15%
-------------------------------------------------------
Class B                  2.02%           1.91%
-------------------------------------------------------
Class C                  2.02%           1.91%
-------------------------------------------------------
Class I                  0.86%           0.76%
-------------------------------------------------------
Class R4                 1.14%           1.06%
-------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.02% for the year ended May 31, 2008), will not exceed 1.13% for Class A, 1.89% for Class B, 1.89% for Class C, 0.74% for Class I, and 1.04% for Class R4.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)          -5.49%    +8.33%   +10.91%     +5.61%
---------------------------------------------------------------------------------
 Class B (inception 6/18/01)          -6.27%    +7.51%   +10.08%     +4.81%
---------------------------------------------------------------------------------
 Class C (inception 6/18/01)          -6.24%    +7.55%   +10.08%     +4.88%
---------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -5.20%    +8.71%      N/A      +7.61%
---------------------------------------------------------------------------------
 Class R4 (inception 6/18/01)         -4.97%    +8.68%   +11.20%     +5.85%
---------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/18/01)         -10.94%    +6.23%    +9.62%     +4.71%
---------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -10.57%    +6.35%    +9.81%     +4.81%
---------------------------------------------------------------------------------
 Class C (inception 6/18/01)          -7.10%    +7.55%   +10.08%     +4.88%
---------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)         -13.51%    +4.31%    +8.32%     +4.07%
---------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -14.21%    +3.51%    +7.51%     +3.29%
---------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -14.31%    +3.50%    +7.48%     +3.34%
---------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -13.30%    +4.72%      N/A      +5.06%
---------------------------------------------------------------------------------
 Class R4 (inception 6/18/01)        -13.13%    +4.62%    +8.59%     +4.29%
---------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/18/01)         -18.44%    +2.26%    +7.04%     +3.20%
---------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -18.15%    +2.28%    +7.21%     +3.29%
---------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -15.09%    +3.50%    +7.48%     +3.34%
---------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Davis Selected Advisers, L.P., an independent money management firm, manages RiverSource Partners Fundamental Value Fund's portfolio.

Dear Shareholders,
For the year ended May 31, 2008, RiverSource Partners Fundamental Value Fund (the Fund) Class A shares declined 5.49% (excluding sales charge), outperforming its benchmark, the S&P 500 Index, which fell 6.70%. The Fund underperformed its peer group as represented by the Lipper Large-Cap Core Funds Index, which declined 5.11%.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's energy company holdings, which were the most important contributors to performance, outperformed the corresponding sector within the S&P 500 Index. Additionally, the Fund benefited from an overweight in this sector. OCCIDENTAL PETROLEUM, EOG RESOURCES, DEVON ENERGY, CONOCOPHILLIPS, CANADIAN NATURAL RESOURCES, TRANSOCEAN and CHINA COAL ENERGY were among the top contributors to performance.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              10.3%
--------------------------------------------------------------
Consumer Staples                                    13.2%
--------------------------------------------------------------
Energy                                              17.6%
--------------------------------------------------------------
Financials                                          28.7%
--------------------------------------------------------------
Health Care                                          3.4%
--------------------------------------------------------------
Industrials                                          6.0%
--------------------------------------------------------------
Information Technology                               8.9%
--------------------------------------------------------------
Materials                                            4.3%
--------------------------------------------------------------
Telecommunication Services                           0.5%
--------------------------------------------------------------
Other(2)                                             7.1%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents(3).
(3) Of the 7.1%, 2.6% is due to security lending activity and 4.5% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

The Fund's second most important contributors to performance, consumer staple companies, outperformed the corresponding sector within the S&P 500 Index. A higher relative weighting in this sector also added to performance. COSTCO WHOLESALE was among the top contributors to performance.

The Fund had more invested in financial companies than in any other category, and they were also the most significant detractors from performance. While the Fund's financial company holdings outperformed the corresponding sector within the S&P 500 Index, the Fund's overall performance was reduced by its substantial investment in this poorly performing sector. Although BERKSHIRE HATHAWAY was a top contributor to performance, declines from AMERICAN INTERNATIONAL GROUP
(AIG), AMERICAN EXPRESS, CITIGROUP, WACHOVIA, AMBAC FINANCIAL GROUP, MOODY'S and JPMORGAN CHASE, which were among the top detractors, more than offset any gain BERKSHIRE HATHAWAY provided.

While the Fund's consumer discretionary company holdings - the second most prominent detractors from performance - outperformed the corresponding sector within the S&P 500 Index, the Fund's overall performance was reduced by its investment in this poorly performing sector. COMCAST and HARLEY-DAVIDSON were among the Fund's top detractors.

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Costco Wholesale                                     4.8%
--------------------------------------------------------------
Berkshire Hathaway Cl B                              3.9%
--------------------------------------------------------------
ConocoPhillips                                       3.9%
--------------------------------------------------------------
Occidental Petroleum                                 3.7%
--------------------------------------------------------------
American Express                                     3.6%
--------------------------------------------------------------
JPMorgan Chase & Co                                  3.3%
--------------------------------------------------------------
Devon Energy                                         3.3%
--------------------------------------------------------------
EOG Resources                                        3.2%
--------------------------------------------------------------
American Intl Group                                  2.6%
--------------------------------------------------------------
Comcast Special Cl A                                 2.5%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund had more invested in financial companies than in any other category, and they were also the most significant detractors from performance.

We have identified a number of investment opportunities in foreign companies. As a result, the Fund ended the period with approximately 14% of its assets invested in foreign companies. On whole, the foreign companies owned by the Fund outperformed the S&P 500 Index over the period.

CHANGES TO THE FUND'S PORTFOLIO
The Fund's long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Over the past year there were three changes to the companies making up the Fund's top 10 holdings. The
Fund sold HSBC HOLDINGS, while TYCO and ALTRIA GROUP underwent corporate reorganizations. These three companies were replaced in the top 10 holdings by three energy companies, OCCIDENTAL PETROLEUM, DEVON
ENERGY and EOG RESOURCES; all of which were among the Fund's top 20 holdings at the beginning of the year. As of May 31, 2008, the Fund's top 10 holdings represented approximately 35% of net assets.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
We have built a portfolio that is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

                                                 [DAVIS ADVISORS LOGO]

                        DAVIS SELECTED ADVISERS, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
(UNAUDITED)
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Fundamental Value Fund Class A shares (from 7/1/01 to 5/31/08)* as compared to the performance of four widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000 Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at May 31, 2008                     1 YEAR       3 YEARS      5 YEARS      INCEPTION(5)
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $8,906      $11,988      $15,829         $13,768
---------------------------------------------------------------------------------------------------
        Average annual total return         -10.94%       +6.23%       +9.62%          +4.71%
---------------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
        Cumulative value of $10,000          $9,330      $12,447      $15,937         $12,941
---------------------------------------------------------------------------------------------------
        Average annual total return          -6.70%       +7.57%       +9.77%          +3.80%
---------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)
        Cumulative value of $10,000          $8,772      $12,406      $17,164         $15,277
---------------------------------------------------------------------------------------------------
        Average annual total return         -12.28%       +7.45%      +11.41%          +6.32%
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(3)
        Cumulative value of $10,000          $9,489      $12,527      $15,316         $12,437
---------------------------------------------------------------------------------------------------
        Average annual total return          -5.11%       +7.80%       +8.90%          +3.20%
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(4)
        Cumulative value of $10,000          $9,006      $12,395      $16,142         $13,473
---------------------------------------------------------------------------------------------------
        Average annual total return          -9.94%       +7.42%      +10.05%          +4.40%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND LINE GRAPH)

                                RIVERSOURCE
                                 PARTNERS
                                FUNDAMENTAL
                             VALUE FUND CLASS                                               LIPPER LARGE-CAP    LIPPER LARGE-CAP
                             A (INCLUDES SALES   S&P 500 INDEX(1)    RUSSELL 1000 VALUE        CORE FUNDS          VALUE FUNDS
                             CHARGE) ($13,768)       ($12,941)       INDEX (2) ($15,277)   INDEX(3) ($12,437)   INDEX(4)($13,473)
                             -----------------   ----------------    -------------------   ------------------   -----------------
7/1/01                            $ 9,425              $10,000             $10,000               $10,000               $10,000
5/02                                8,796                8,830               9,659                 8,900                 9,272
5/03                                8,206                8,118               8,900                 8,122                 8,346
5/04                                9,976                9,606              10,664                 9,335                 9,879
5/05                               10,831               10,398              12,316                 9,928                10,870
5/06                               12,064               11,296              13,869                10,861                12,120
5/07                               14,568               13,871              17,416                13,107                14,961
5/08                               13,768               12,941              15,277                12,437                13,473

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices. On Jan. 1, 2008, the Russell 1000 Value Index was eliminated as the secondary benchmark for the Fund. Information on the S&P 500 Index and Russell 1000 Value Index will be included for a one-year transition period. In the future, however, only the S&P 500 Index, which will continue to be the Fund's primary benchmark, will be included.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(4) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(5) Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

* On Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining the performance incentive adjustment. The Fund's investment manager recommended this change because the new index more closely aligns to the Fund's investment strategy.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds' expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              DEC. 1, 2007    MAY 31, 2008    THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  968.60        $ 6.17(c)        1.26%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.60        $ 6.32(c)        1.26%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  964.30        $ 9.87(c)        2.02%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.82        $10.12(c)        2.02%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  965.90        $ 9.87(c)        2.02%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.82        $10.12(c)        2.02%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  969.80        $ 4.36(c)         .89%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.44        $ 4.47(c)         .89%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  971.00        $ 5.54(c)        1.13%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.24        $ 5.67(c)        1.13%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2008: -3.14% for Class A, -3.57% for Class B, -3.41% for Class C, -3.02% for Class I and -2.90% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.13% for Class A, 1.89% for Class B, 1.89% for Class C, 0.74% for Class I and 1.04% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2008. Had this change been in place for the entire six month period ended May 31, 2008, the actual expenses paid would have been $5.92 for Class A, $9.62 for Class B, $9.63 for Class C and $4.02 for Class I; the hypothetical expenses paid would have been $6.07 for Class A, $9.87 for Class B, $9.87 for Class C and $4.12 for Class I. The actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (95.5%)
ISSUER                                            SHARES                    VALUE(A)
AIR FREIGHT & LOGISTICS (0.5%)
Toll Holdings                                        160,463(c)           $1,156,414
United Parcel Service Cl B                            58,200               4,133,364
                                                                     ---------------
Total                                                                      5,289,778
------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Harley-Davidson                                      272,390(f)           11,323,252
------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Diageo ADR                                           152,760(c)           12,009,991
Heineken Holding                                     183,590(c)            9,496,571
                                                                     ---------------
Total                                                                     21,506,562
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)
Bank of New York Mellon                              279,600              12,450,589
E*TRADE Financial                                     57,230(b,f)            234,643
Merrill Lynch & Co                                   113,500               4,984,920
Merrill Lynch Private Investment Public
 Equity                                              271,100(d,h)         11,609,044
Morgan Stanley                                        82,310               3,640,571
State Street                                          26,860               1,934,457
                                                                     ---------------
Total                                                                     34,854,224
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Toronto-Dominion Bank                                 63,247(c)            4,568,963
Wachovia                                             314,582               7,487,052
Wells Fargo & Co                                     604,840              16,675,439
                                                                     ---------------
Total                                                                     28,731,454
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Dun & Bradstreet                                     100,900               9,244,458
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems                                        195,400(b)            5,221,088
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMPUTERS & PERIPHERALS (1.5%)
Dell                                                 345,960(b)           $7,977,838
Hewlett-Packard                                      146,670               6,902,290
                                                                     ---------------
Total                                                                     14,880,128
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.5%)
Martin Marietta Materials                             79,000(f)            9,218,510
Vulcan Materials                                      72,510(f)            5,578,194
                                                                     ---------------
Total                                                                     14,796,704
------------------------------------------------------------------------------------

CONSUMER FINANCE (3.8%)
American Express                                     786,060              36,433,881
Discover Financial Services                           41,930                 719,100
                                                                     ---------------
Total                                                                     37,152,981
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.6%)
Sealed Air                                           646,582              15,750,738
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.0%)
H&R Block                                            404,430               9,439,396
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Citigroup                                            191,100               4,183,179
JPMorgan Chase & Co                                  787,390              33,857,771
Liberty Media - Capital Series A                      28,371(b,i)            420,458
Moody's                                              178,430               6,616,184
                                                                     ---------------
Total                                                                     45,077,592
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Agilent Technologies                                 284,720(b)           10,645,681
Tyco Electronics                                     159,331               6,392,360
                                                                     ---------------
Total                                                                     17,038,041
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Transocean                                            64,644(b)            9,708,882
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD & STAPLES RETAILING (6.7%)
Costco Wholesale                                     682,850             $48,700,862
CVS Caremark                                         343,761              14,709,533
Whole Foods Market                                    64,000(f)            1,856,000
                                                                     ---------------
Total                                                                     65,266,395
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Hershey                                               41,490               1,625,993
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Covidien                                             166,151               8,322,504
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Cardinal Health                                      132,450               7,488,724
Express Scripts                                       98,930(b)            7,133,842
UnitedHealth Group                                   214,630               7,342,492
                                                                     ---------------
Total                                                                     21,965,058
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Garmin                                                37,100(c,f)          1,804,915
Hunter Douglas                                        26,807(c)            1,768,236
                                                                     ---------------
Total                                                                      3,573,151
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble                                     155,300              10,257,565
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.4%)
General Electric                                     381,000              11,704,319
Siemens                                               37,600(c)            4,265,409
Tyco Intl                                            166,061(c)            7,504,297
                                                                     ---------------
Total                                                                     23,474,025
------------------------------------------------------------------------------------

INSURANCE (14.3%)
Ambac Financial Group                                144,406                 451,991
American Intl Group                                  730,800              26,308,799
Aon                                                  141,000               6,653,790
Berkshire Hathaway Cl B                                8,755(b)           39,379,989
Loews                                                481,650              23,875,390
Markel                                                 1,738(b)              703,282
MBIA                                                  71,100(f)              494,856
Millea Holdings                                      153,200(c)            6,322,171
NIPPONKOA Insurance                                  598,300(c)            5,613,497
Principal Financial Group                             51,800               2,790,984
Progressive                                          837,820              16,806,669

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Sun Life Financial                                    32,420(c)           $1,511,745
Transatlantic Holdings                               140,125               9,059,081
                                                                     ---------------
Total                                                                    139,972,244
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Amazon.com                                            37,240(b)            3,039,529
Liberty Media - Interactive Cl A                     136,900(b,i)          2,325,931
                                                                     ---------------
Total                                                                      5,365,460
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.9%)
eBay                                                  79,800(b)            2,394,798
Google Cl A                                           10,242(b)            5,999,764
                                                                     ---------------
Total                                                                      8,394,562
------------------------------------------------------------------------------------

IT SERVICES (1.7%)
Iron Mountain                                        418,356(b)           12,563,231
Visa Cl A                                             45,640(b)            3,941,470
                                                                     ---------------
Total                                                                     16,504,701
------------------------------------------------------------------------------------

MARINE (0.9%)
China Shipping Development Series H                1,350,000(c)            4,584,364
Kuehne & Nagel Intl                                   42,758(c)            4,574,913
                                                                     ---------------
Total                                                                      9,159,277
------------------------------------------------------------------------------------

MEDIA (5.8%)
Comcast Special Cl A                               1,117,520              24,909,520
Grupo Televisa ADR                                   424,400(c)           11,119,280
Liberty Entertainment Series A                       109,084(b,i)          2,945,268
News Corp Cl A                                       738,330              13,253,024
Virgin Media                                          88,772(h)            1,392,833
WPP Group ADR                                         64,180(c)            3,892,517
                                                                     ---------------
Total                                                                     57,512,442
------------------------------------------------------------------------------------

METALS & MINING (0.9%)
BHP Billiton                                         109,700(c)            4,158,579
Rio Tinto                                             39,100(c)            4,689,075
                                                                     ---------------
Total                                                                      8,847,654
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Sears Holdings                                         8,960(b,f)            759,091
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (17.2%)
Canadian Natural Resources                           172,100(c)          $16,857,195
China Coal Energy Series H                         4,115,100(c)            9,228,219
ConocoPhillips                                       420,816              39,177,969
Devon Energy                                         291,900              33,842,886
EOG Resources                                        249,100              32,041,733
Occidental Petroleum                                 410,170              37,706,927
                                                                     ---------------
Total                                                                    168,854,929
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Sino-Forest Cl A                                     205,300(b,c)          4,297,746
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Avon Products                                         72,630               2,836,928
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Johnson & Johnson                                     60,800               4,057,792
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Brookfield Asset Management Cl A                      26,500(c)              975,200
Hang Lung Group                                      807,000(c)            4,157,182
                                                                     ---------------
Total                                                                      5,132,382
------------------------------------------------------------------------------------

ROAD & RAIL (--%)
Asciano Group                                        118,000(c)              490,612
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Texas Instruments                                    265,560               8,625,389
------------------------------------------------------------------------------------

SOFTWARE (2.0%)
Microsoft                                            686,800              19,450,176
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Bed Bath & Beyond                                    212,120(b)            6,758,143
CarMax                                               284,700(b,f)          5,597,202
Lowe's Companies                                     140,150               3,363,600
                                                                     ---------------
Total                                                                     15,718,945
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (3.3%)
Altria Group                                         429,650              $9,564,009
Philip Morris Intl                                   434,650(b)           22,888,669
                                                                     ---------------
Total                                                                     32,452,678
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.3%)
China Merchants Holdings Intl                      2,279,728(c)            9,830,318
COSCO Pacific                                      1,476,200(c)            2,795,883
                                                                     ---------------
Total                                                                     12,626,201
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Sprint Nextel                                        538,350               5,038,956
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $733,759,418)                                                    $940,598,134
------------------------------------------------------------------------------------

MONEY MARKET FUND (7.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.60%           72,012,765(e)          $72,012,765
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $72,012,765)                                                      $72,012,765
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $805,772,183)(j)                                               $1,012,610,899
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 14.0% of net assets.

--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the value of these securities amounted to $11,609,044 or 1.2% of net assets.

(e) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(f) At May 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.7% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 4.6% of net assets.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2008, is as follows:

                                             ACQUISITION
SECURITY                                        DATES                     COST
----------------------------------------------------------------------------------
Merrill Lynch Private Investment
  Public Equity*                               12-24-07                $13,012,800
Virgin Media                            08-30-05 thru 04-11-06           2,430,382

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(j) At May 31, 2008, the cost of securities for federal income tax purposes was $806,439,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $264,620,906
Unrealized depreciation                                            (58,449,070)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $206,171,836
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  17

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $733,759,418)         $  940,598,134
   Affiliated money market fund (identified cost
   $72,012,765)                                                     72,012,765
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $805,772,183)                                                 1,012,610,899
Foreign currency holdings (identified cost $91,739)                     91,746
Capital shares receivable                                              326,294
Dividends receivable                                                 1,374,420
------------------------------------------------------------------------------
Total assets                                                     1,014,403,359
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               1,030,368
Payable for investment securities purchased                          1,225,381
Payable upon return of securities loaned                            26,532,600
Accrued investment management services fees                             19,292
Accrued distribution fees                                              179,972
Accrued transfer agency fees                                             2,966
Accrued administrative services fees                                     1,547
Accrued plan administration services fees                                  160
Other accrued expenses                                                 123,113
------------------------------------------------------------------------------
Total liabilities                                                   29,115,399
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  985,287,960
==============================================================================

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  19

MAY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $    1,634,334
Additional paid-in capital                                         736,676,557
Undistributed net investment income                                  1,890,587
Accumulated net realized gain (loss)                                38,252,662
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      206,833,820
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  985,287,960
==============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $  648,273,411
                                            Class B                            $  161,959,464
                                            Class C                            $   15,456,453
                                            Class I                            $  158,842,048
                                            Class R4                           $      756,584
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)   107,013,817    $         6.06
                                            Class B shares       27,725,640    $         5.84
                                            Class C shares        2,634,236    $         5.87
                                            Class I shares       25,935,802    $         6.12
                                            Class R4 shares         123,925    $         6.11
---------------------------------------------------------------------------------------------
* Including securities on loan, at value                                       $   25,607,611
---------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $6.43. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  17,476,035
Interest                                                                5,337
Income distributions from affiliated money market fund                620,278
Fee income from securities lending                                     95,072
   Less foreign taxes withheld                                        (74,587)
-----------------------------------------------------------------------------
Total income                                                       18,122,135
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                 7,668,633
Distribution fees
   Class A                                                          1,820,164
   Class B                                                          1,938,445
   Class C                                                            170,196
Transfer agency fees
   Class A                                                          1,291,719
   Class B                                                            364,542
   Class C                                                             31,171
   Class R4                                                               447
Administrative services fees                                          594,407
Plan administration services fees -- Class R4                           2,234
Compensation of board members                                          19,509
Custodian fees                                                        135,065
Printing and postage                                                  163,885
Registration fees                                                      57,750
Professional fees                                                      37,046
Other                                                                  37,685
-----------------------------------------------------------------------------
Total expenses                                                     14,332,898
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                 (627,874)
   Earnings and bank fee credits on cash balances                     (36,242)
-----------------------------------------------------------------------------
Total net expenses                                                 13,668,782
-----------------------------------------------------------------------------
Investment income (loss) -- net                                     4,453,353
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                           78,177,868
   Foreign currency transactions                                     (115,286)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                            78,062,582
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (147,895,302)
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             (69,832,720)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ (65,379,367)
=============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                          2008              2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $    4,453,353    $    5,803,554
Net realized gain (loss) on investments                    78,062,582        71,525,084
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                     (147,895,302)      136,776,880
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             (65,379,367)      214,105,518
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (5,328,749)       (2,347,965)
      Class I                                              (1,113,892)         (447,791)
      Class R4                                                (10,246)           (4,295)
   Net realized gain
      Class A                                             (57,660,342)      (29,452,879)
      Class B                                             (15,547,462)       (9,841,659)
      Class C                                              (1,374,710)         (718,823)
      Class I                                              (7,855,870)       (2,951,043)
      Class R4                                                (74,836)          (36,627)
---------------------------------------------------------------------------------------
Total distributions                                       (88,966,107)      (45,801,082)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                          77,701,207       108,377,694
   Class B shares                                          10,928,237        22,324,916
   Class C shares                                           1,560,350         2,607,148
   Class I shares                                          76,186,314        14,407,165
   Class R4 shares                                             49,185           195,846
Reinvestment of distributions at net asset value
   Class A shares                                          61,212,166        31,063,813
   Class B shares                                          15,301,750         9,701,218
   Class C shares                                           1,353,701           706,945
   Class I shares                                           8,969,184         3,398,562
   Class R4 shares                                             83,875            40,371
Payments for redemptions
   Class A shares                                        (202,901,003)     (174,918,568)
   Class B shares                                         (93,092,291)      (91,019,763)
   Class C shares                                          (4,511,172)       (4,386,850)
   Class I shares                                          (5,067,202)      (25,405,304)
   Class R4 shares                                           (273,992)         (106,795)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (52,499,691)     (103,013,602)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (206,845,165)       65,290,834
Net assets at beginning of year                         1,192,133,125     1,126,842,291
---------------------------------------------------------------------------------------
Net assets at end of year                              $  985,287,960    $1,192,133,125
=======================================================================================
Undistributed net investment income                    $    1,890,587    $    4,005,407
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Fundamental Value Fund (the Fund) (formerly RiverSource Fundamental Value Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT 23 the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At May 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2008 was $13,001,877 representing 1.32% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio

--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT 25 dividends, interest income and foreign withholding taxes. At May 31, 2008, foreign currency holdings were entirely comprised of Hong Kong dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At May 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $115,286 and accumulated net realized gain has been increased by $115,286.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                     2008          2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $8,274,241    $2,347,965
      Long-term capital gain....................    54,714,850    29,452,879
CLASS B
Distributions paid from:
      Ordinary income...........................       794,873            --
      Long-term capital gain....................    14,752,589     9,841,659
CLASS C
Distributions paid from:
      Ordinary income...........................        67,905            --
      Long-term capital gain....................     1,306,805       718,823
CLASS I
Distributions paid from:
      Ordinary income...........................     1,515,243       447,791
      Long-term capital gain....................     7,454,519     2,951,043
CLASS R4
Distributions paid from:
      Ordinary income...........................        14,069         4,295
      Long-term capital gain....................        71,013        36,627

At May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  1,905,599
Undistributed accumulated long-term gain..................    $ 38,916,047
Unrealized appreciation (depreciation)....................    $206,155,423

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT 27 derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning June 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. Prior to Jan. 1, 2008, the Lipper Large-Cap Value Funds Index was used for purposes of determining the performance incentive adjustment. In certain circumstances, the Board may

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $219,383 for the year ended May 31, 2008. The management fee for the year ended May 31, 2008 was 0.74% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. (Davis) to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Davis to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended May 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2008, other expenses paid to this company were $5,101.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  29

Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication, and education services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $619,196 for Class A, $146,340 for Class B and $727 for Class C for the year ended May 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A....................................................    1.20%
Class B....................................................    1.96
Class C....................................................    1.96
Class I....................................................    0.84
Class R4...................................................    0.83

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A................................................    $422,688
Class B................................................     116,413
Class C................................................       9,854
Class R4...............................................         447

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4.................................................    $2,234

The management fees waived/reimbursed at the Fund level were $76,238.

Under an agreement which was effective until May 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A....................................................    1.18%
Class B....................................................    1.94
Class C....................................................    1.94
Class I....................................................    0.81
Class R4...................................................    1.05

Effective June 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A....................................................    1.13%
Class B....................................................    1.89
Class C....................................................    1.89
Class I....................................................    0.74
Class R4...................................................    1.04

 * In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended May 31, 2008, the Fund's custodian and transfer agency fees were reduced by $36,242 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $149,338,665 and $316,890,641, respectively, for the year

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT 31 ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED MAY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                  11,753,826    10,018,347     (31,954,435)      (10,182,262)
Class B                   1,785,311     2,589,128     (14,617,989)      (10,243,550)
Class C                     253,568       227,896        (727,230)         (245,766)
Class I                  12,423,847     1,453,677        (755,817)       13,121,707
Class R4                      7,043        13,638         (44,758)          (24,077)
---------------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                  17,217,812     4,749,819     (27,230,949)       (5,263,318)
Class B                   3,594,240     1,527,751     (14,951,622)       (9,829,631)
Class C                     420,198       110,980        (702,506)         (171,328)
Class I                   2,250,585       514,934      (3,989,147)       (1,223,628)
Class R4                     30,206         6,145         (15,458)           20,893
---------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2008, securities valued at $25,607,611 were on loan to brokers. For collateral, the Fund received $26,532,600 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $95,072 for the year

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $4,173 for the year ended May 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $250,419,625 and $198,188,682, respectively, for the year ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008 can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended May 31, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT 33 the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  35

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $7.02          $6.05          $5.45          $5.04          $4.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .03            .02            .01            .01
Net gains (losses) (both realized and
 unrealized)                               (.42)          1.21            .60            .42            .89
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.38)          1.24            .62            .43            .90
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.02)          (.02)          (.02)          (.01)
Distributions from realized gains          (.53)          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.58)          (.27)          (.02)          (.02)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.06          $7.02          $6.05          $5.45          $5.04
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $648           $823           $741           $641           $332
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.27%          1.18%          1.26%          1.30%          1.35%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.20%          1.13%          1.26%          1.30%          1.34%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .55%           .67%           .46%           .58%           .42%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     14%            12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (5.49%)        20.76%         11.38%          8.57%         21.57%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,                2008           2007           2006           2005           2004
Net asset value, beginning of period      $6.79          $5.89          $5.32          $4.94          $4.09
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.01)          (.02)          (.02)          (.01)
Net gains (losses) (both realized and
 unrealized)                               (.41)          1.16            .59            .40            .86
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.42)          1.15            .57            .38            .85
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.53)          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.84          $6.79          $5.89          $5.32          $4.94
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $162           $258           $281           $294           $196
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.02%          1.95%          2.03%          2.06%          2.11%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.96%          1.89%          2.03%          2.06%          2.10%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.23%)         (.11%)         (.30%)         (.20%)         (.34%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     14%            12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (6.27%)        19.76%         10.71%          7.69%         20.78%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.82          $5.91          $5.34          $4.96          $4.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.01)          (.01)          (.02)          (.01)
Net gains (losses) (both realized and
 unrealized)                               (.41)          1.17            .58            .40            .86
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.42)          1.16            .57            .38            .85
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.53)          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.87          $6.82          $5.91          $5.34          $4.96
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $15            $20            $18            $17            $12
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.02%          1.94%          2.03%          2.07%          2.12%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.96%          1.89%          2.03%          2.07%          2.10%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.21%)         (.09%)         (.31%)         (.20%)         (.34%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     14%            12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (6.24%)        19.87%         10.67%          7.66%         20.68%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $7.09          $6.11          $5.49          $5.07          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)         .06            .04            .02            .03
Net gains (losses) (both realized and
 unrealized)                               (.42)          1.20            .62            .44           (.16)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.36)          1.26            .66            .46           (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.03)          (.04)          (.04)            --
Distributions from realized gains          (.53)          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.28)          (.04)          (.04)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.12          $7.09          $6.11          $5.49          $5.07
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $159            $91            $86            $38             $8
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .86%           .76%           .83%           .85%          1.01%(h)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)           .84%           .76%           .83%           .85%           .92%(h)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .91%          1.05%           .91%          1.10%           .92%(h)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     14%            12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return                             (5.20%)        21.04%         11.96%          8.99%         (2.50%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(h)  Adjusted to an annual basis.
(i)  Not annualized.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  39

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $7.06          $6.08          $5.47          $5.06          $4.16
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(b)         .05            .03            .02            .01
Net gains (losses) (both realized and
 unrealized)                               (.41)          1.21            .61            .42            .90
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.35)          1.26            .64            .44            .91
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.03)          (.03)          (.03)          (.01)
Distributions from realized gains          (.53)          (.25)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.60)          (.28)          (.03)          (.03)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.11          $7.06          $6.08          $5.47          $5.06
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.14%          1.03%          1.09%          1.13%          1.18%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .83%           .96%          1.09%          1.13%          1.17%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .91%           .87%           .64%           .79%           .58%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     14%            12%            20%             2%             5%
-----------------------------------------------------------------------------------------------------------
Total return                             (4.97%)        20.99%         11.65%          8.70%         21.82%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Fundamental Value Fund (the Fund), formerly the RiverSource Fundamental Value Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.), as of May 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  41

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Fundamental Value Fund of the RiverSource Managers Series, Inc. at May 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                             /s/ Ernst & Young
LLP
Minneapolis, Minnesota
July 22, 2008

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.07612

CAPITAL GAIN DISTRIBUTION - the fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.50353
Total distributions.........................................        $0.57965

CLASS B

INCOME DISTRIBUTIONS - the fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.02711

CAPITAL GAIN DISTRIBUTION - the fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.50353
Total distributions.........................................        $0.53064

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  43

CLASS C

INCOME DISTRIBUTIONS - the fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.02711

CAPITAL GAIN DISTRIBUTION - the fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.50353
Total distributions.........................................        $0.53064

CLASS I

INCOME DISTRIBUTIONS - the fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10235

CAPITAL GAIN DISTRIBUTION - the fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.50353
Total distributions.........................................        $0.60588

CLASS R4

INCOME DISTRIBUTIONS - the fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.09976

CAPITAL GAIN DISTRIBUTION - the fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.50353
Total distributions.........................................        $0.60329

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemptions of shares.

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  45

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  47

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and the subadviser (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadviser: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

financial condition of RiverSource Investments (and its affiliates) and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and the Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and the Subadviser were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadviser and the selection and monitoring processes for the Subadviser. The Board considered, in particular, management's rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed that the Fund's expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT  51

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND

     (formerly RiverSource Fundamental Value Fund)

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6236 L (7/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS SELECT VALUE FUND
(FORMERLY RIVERSOURCE SELECT VALUE FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS SELECT VALUE
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     16

Financial Statements................     20

Notes to Financial Statements.......     24

Report of Independent Registered
   Public Accounting Firm...........     42

Federal Income Tax Information......     44

Board Members and Officers..........     46

Approval of Investment Management
   Services Agreement...............     50

Proxy Voting........................     53

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Select Value Fund (the Fund) (formerly RiverSource Select
  Value Fund) Class A shares decreased 6.67% (excluding sales charge) for the 12 months ended May 31, 2008.

> The Fund outperformed its benchmark, the Russell Midcap(R) Value Index, which fell 11.56% and outperformed the Russell 3000(R) Value Index, which declined 12.54% during the same 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper
  Mid-Cap Value Funds Index, which decreased 7.84% and outperformed the Lipper Multi-Cap Value Funds Index, which declined 12.59% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                                                                    Since
                                   1 year    3 years   5 years   inception(a)
---------------------------------------------------------------------------------
RiverSource Partners Select Value
  Fund
  Class A (excluding sales
  charge)                           -6.67%    +8.74%   +11.32%      +8.94%
---------------------------------------------------------------------------------
Russell Midcap(R) Value Index
  (unmanaged)                      -11.56%    +9.45%   +15.29%     +11.86%
---------------------------------------------------------------------------------
Russell 3000(R) Value Index
  (unmanaged)                      -12.54%    +7.35%   +11.49%      +8.04%
---------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index    -7.84%    +9.48%   +14.15%     +10.44%
---------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds
  Index                            -12.59%    +5.93%    +9.91%      +7.04%
---------------------------------------------------------------------------------

(a) Fund data is from March 8, 2002. Russell Midcap Value Index, Russell 3000 Value Index and Lipper peer group data is from March 1, 2002.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
X                          MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net Expenses(a)
-------------------------------------------------------
Class A                  1.53%           1.37%
-------------------------------------------------------
Class B                  2.29%           2.13%
-------------------------------------------------------
Class C                  2.29%           2.13%
-------------------------------------------------------
Class I                  1.08%           0.95%
-------------------------------------------------------
Class R4                 1.38%           1.23%
-------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.09% for the year ended May 31, 2008), will not exceed 1.28% for Class A, 2.04% for Class B, 2.04% for Class C, 0.86% for Class I and 1.14% for Class R4.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/8/02)           -6.67%   +8.74%    +11.32%     +8.94%
-----------------------------------------------------------------------------
 Class B (inception 3/8/02)           -7.46%   +7.89%    +10.46%     +8.11%
-----------------------------------------------------------------------------
 Class C (inception 3/8/02)           -7.43%   +7.93%    +10.48%     +8.13%
-----------------------------------------------------------------------------
 Class I (inception 3/4/04)           -6.37%   +9.21%       N/A      +8.35%
-----------------------------------------------------------------------------
 Class R4 (inception 3/8/02)          -6.29%   +9.02%    +11.56%     +9.17%
-----------------------------------------------------------------------------

WITH SALES CHARGE
-----------------------------------------------------------------------------
 Class A (inception 3/8/02)          -12.01%   +6.59%    +10.02%     +7.92%
-----------------------------------------------------------------------------
 Class B (inception 3/8/02)          -11.54%   +7.07%    +10.21%     +8.11%
-----------------------------------------------------------------------------
 Class C (inception 3/8/02)           -8.25%   +7.93%    +10.48%     +8.13%
-----------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/8/02)          -11.77%   +5.42%     +9.25%     +7.51%
-----------------------------------------------------------------------------
 Class B (inception 3/8/02)          -12.39%   +4.60%     +8.45%     +6.71%
-----------------------------------------------------------------------------
 Class C (inception 3/8/02)          -12.57%   +4.56%     +8.42%     +6.69%
-----------------------------------------------------------------------------
 Class I (inception 3/4/04)          -11.58%   +5.80%       N/A      +6.27%
-----------------------------------------------------------------------------
 Class R4 (inception 3/8/02)         -11.35%   +5.72%     +9.50%     +7.74%
-----------------------------------------------------------------------------

WITH SALES CHARGE
-----------------------------------------------------------------------------
 Class A (inception 3/8/02)          -16.78%   +3.37%     +7.95%     +6.52%
-----------------------------------------------------------------------------
 Class B (inception 3/8/02)          -16.25%   +3.80%     +8.21%     +6.71%
-----------------------------------------------------------------------------
 Class C (inception 3/8/02)          -13.34%   +4.56%     +8.42%     +6.69%
-----------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Select Value Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in mid-cap company stocks. The goal is to provide long-term capital growth. As of May 31, 2008, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P. (WEDGE) managed approximately 55% and 45% of the Fund's portfolio, respectively.

Dear Shareholders,
RiverSource Partners Select Value Fund (the Fund) Class A shares decreased 6.67% (excluding sales charge) for the 12 months ended May 31, 2008, outperforming the Fund's benchmark, the Russell Midcap(R) Value Index (Russell Index), which fell 11.56%. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap(R) Value Funds Index, which declined 7.84% for the same time frame.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              11.1%
--------------------------------------------------------------
Consumer Staples                                     7.2%
--------------------------------------------------------------
Energy                                               6.0%
--------------------------------------------------------------
Financials                                          24.8%
--------------------------------------------------------------
Health Care                                          5.2%
--------------------------------------------------------------
Industrials                                         11.0%
--------------------------------------------------------------
Information Technology                              10.9%
--------------------------------------------------------------
Materials                                            7.9%
--------------------------------------------------------------
Telecommunication Services                           1.8%
--------------------------------------------------------------
Utilities                                           12.2%
--------------------------------------------------------------
Other(2)                                             1.9%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents(3).
(3) Of the 1.9%, 0.4% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
SYSTEMATIC: Much of our portion of the Fund's positive performance, relative to the Fund's benchmark index and peer group, was due to strong stock selection, although our sector allocations helped as well. Our stock selection was particularly strong within the financials, consumer discretionary and industrials sectors. However, stock selection within the energy and information technology sectors detracted from our portion of the portfolio's performance.

One notably strong-performing stock was BJ'S WHOLESALE, which experienced positive earnings and higher earnings estimates. The key drivers were improving same-store-sales and merchandise margins. They continue to execute their strategy of driving higher memberships, reducing unprofitable merchandise items and making store investments. The strength in fundamentals combined with the stock trading at a material discount relative to Costco, one of its primary competitors, on multiples of both earnings and cash flow, makes BJ'S attractive.

Another positive contributor to performance was CELANESE CORPORATION, a specialty chemical company focusing on a wide range of value-added industrial chemicals. Over the last two years, it has transformed from a commodity chemical company to a specialty chemical company through several key asset sales and acquisitions. Throughout this period, the company's margins increased roughly 25%. A key catalyst has been the

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

RR Donnelley & Sons                                  1.9%
--------------------------------------------------------------
AptarGroup                                           1.8%
--------------------------------------------------------------
NTELOS Holdings                                      1.8%
--------------------------------------------------------------
Sonoco Products                                      1.8%
--------------------------------------------------------------
Duke Realty                                          1.8%
--------------------------------------------------------------
Noble Energy                                         1.8%
--------------------------------------------------------------
BJ's Wholesale Club                                  1.7%
--------------------------------------------------------------
Darden Restaurants                                   1.7%
--------------------------------------------------------------
Comerica                                             1.7%
--------------------------------------------------------------
Northern Trust                                       1.6%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

company's ability to increase pricing across the board, particularly in the international markets, which make up roughly 40% of its business. With its current valuation at a considerable discount relative to its peer group average, we believe CELANESE CORPORATION has room to appreciate.

One detractor from performance was THORNBURG MORTGAGE; its shares were hit hard during the recent financials-sector downturn. The company, classified as a mortgage REIT (Real Estate Investment Trust), makes leveraged investments in high-quality mortgage-backed securities with its available capital. While the underlying credit quality of the mortgage-backed securities in which they invest remained strong throughout this downturn, the liquidity in the market for these securities dried up as a number of firms sought to decrease their exposure to this area amid macroeconomic concerns and risk-management processes. With the rapid decline in the company's position and the damage to book value and future earnings power, we elected to sell our position.

WEDGE: The domestic equity market has been challenging during the past 12 months, and the mid-cap value segment has certainly not been immune from the turmoil. The market has been generally characterized by negative investor sentiment and volatility, while there have been limited periods of perhaps excessive optimism in response to actions taken by the Federal Reserve System (the Fed) and the U.S. Treasury Department to stimulate economic growth.

Broad-based concerns have been well publicized: consumers challenged by a troubled housing market, high energy prices and rising unemployment, leading to a fairly dramatic economic slowdown; troubled financial institutions, resulting in sharply falling equity values and a contraction in credit availability; the declining value of the U.S. dollar, driven by relatively low interest rates and high deficits; as well as escalating commodity prices. These factors have all combined to create a policy dilemma for the Fed as they attempt to balance their twin objectives of continued economic growth and price stability.

During this period, our portion of the Fund was positively impacted by our under-weighting and security selection in two troubled areas, namely financials sector and consumer durables industry group. SAFECO, a well-managed insurance company, characterized by conservative underwriting, sophisticated pricing models and agent-friendly products, agreed to be

--------------------------------------------------------------------------------

                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

purchased by Liberty Mutual at a substantial premium to its then-current market valuation. In the consumer durables group, BORG WARNER, an auto parts/systems supplier, outperformed in a challenging environment by cutting costs, focusing on products that improve fuel efficiency and reduce emissions and driving increased sales overseas. On the other hand, our security selection in the consumer staples sector detracted from performance as DARDEN (Olive Garden, Red Lobster Restaurants, etc.) was negatively impacted by weaker earnings due to reduced consumer spending, as well as higher food and labor costs. In the capital goods industry group, URS, an engineering and construction firm, underperformed due to a slow-down in public infrastructure project spending and higher material costs.

CHANGES TO THE FUND'S PORTFOLIO
SYSTEMATIC: Over the course of the year, our portion of the Fund has increased its exposure in consumer staples, energy, financials, telecommunication services and utilities, while reducing its weighting in the health care, industrials, consumer discretionary, materials and information technology sectors.

WEDGE: During the year, we increased and further diversified our consumer staples commitment, and moved to improve our profit potential by selling HORMEL. We purchased INTERNATIONAL FLAVORS AND FRAGRANCES, which we believe has prospects for strong revenue growth, margin expansion and attractive levels of free cash flow supporting share repurchases and dividend increases; JM SMUCKER, a company experiencing market share gains and making smart, strategic acquisitions; and SARA LEE, where we see evidence that their restructuring effort is finally working, supporting an outlook for margin improvement, debt reduction and share repurchases. In the utilities sector, we added SCANA, a high quality, low risk, attractively priced utility; ENERGEN, a gas utility and production company with long-lived reserves, a 99% drilling success rate and a favorable regulatory environment; and PG&E, which was trading at a discount to its peers and intrinsic value, despite a positive regulatory environment, good growth rates and a favorable environmental position. In the capital goods sector, we sold URS, which experienced revenue and margin pressures, as previously mentioned, while we added STEELCASE. In our opinion, its attractive valuations and margin expansion opportunities offset the potential negative impact of a weak economy.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The key, as always, is to focus on those companies with the strongest fundamentals that can be purchased at sensible valuations.
- Systematic Financial Management, L.P.

OUR FUTURE STRATEGY
SYSTEMATIC: During volatile times like these, the goal is to remove the emotion and let analysis guide trading decisions. In the short run, sentiment can, and does, rule the markets. However, in the long run, economic and company specific fundamentals drive the stock market. Whether the economy is currently in, or goes into recession, and how long the downturn lasts, is anyone's guess. There is no question we are in somewhat of a precarious position and that the system is under stress. This does not, however, fundamentally change trading activity. The key, as always, is to focus on those companies with the strongest fundamentals that can be purchased at sensible valuations. We believe these are the companies that are in the best position to both weather the downturn and emerge stronger in the long run. Our focus on the combination of improving fundamentals and reasonable valuation should provide both support in difficult times and a boost in the economic recovery that will eventually materialize.

The two scenarios of slower growth and recession would likely produce vastly different market environments. As a result, investors will be watching the data carefully to gauge the direction of the economic winds. For now, the markets seem to be on the fence, with a tilt toward a slowdown.
While stocks generally declined during the first quarter of 2008, those that fared the best had good financial results and rising near-term outlooks.
This suggests, on balance, that investors believe that current economic conditions will allow companies to build on recent successes.

We continue to believe that our discipline is well-suited for the current environment. With valuations similar across the market, earnings performance and

--------------------------------------------------------------------------------

                 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

fundamental improvement should carry the day. We believe this environment is sustainable through 2008.

WEDGE: Clearly, the economic environment is cause for considerable concern and uncertainty. While governmental authorities have been aggressively moving to stimulate economic growth, improve credit availability and liquidity and restore investor confidence, the jury is still out on their degree of success, as the economic impact of their actions will generally not be seen for several quarters. We believe that opportunities are there, but patience and the all-important focus on the long-term will be critical. In comparison to the Russell Index, we remain underweight in financials and consumer durables; however, valuations in these sectors have become increasingly attractive as share prices declined more than 25% during the period. In fact, we have already begun to reduce our underweight in financials.

On the other hand, relative to the Russell Index, we are overweight in technology (with a focus on software and services), health care and consumer staples. We believe the information technology sector offers an opportunity to invest in companies with very attractive valuations, strong balance sheets and favorable growth prospects as the business community focuses on enhancing employee productivity in a slow-growth economy. Health care and consumer staples stocks provide a defensive orientation to the portfolio, and they should become increasingly attractive in this uncertain economic environment. Going forward, we will continue to target high quality companies with sustainable earnings growth potential, as well as attractive valuations and company fundamentals.


  (LOGO - SYSTEMATIC)           (LOGO - WEDGE)
  Systematic Financial           WEDGE Capital
    Management, L.P.          Management, L.L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Select Value Fund Class A shares (from 3/1/02 to 5/31/08)* as compared to the performance of four widely cited performance indices, the Russell Midcap Value Index, the Russell 3000 Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell Midcap Value Index, Russell 3000 Value Index and Lipper peer group data is from March 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2008
                                                                                  SINCE
                                            1 YEAR     3 YEARS    5 YEARS      INCEPTION(5)
RIVERSOURCE PARTNERS SELECT VALUE FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $8,799    $12,110    $16,120        $16,070
-----------------------------------------------------------------------------------------------
        Average annual total return         -12.01%     +6.59%    +10.02%         +7.92%
-----------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
        Cumulative value of $10,000          $8,844    $13,111    $20,368        $20,144
-----------------------------------------------------------------------------------------------
        Average annual total return         -11.56%     +9.45%    +15.29%        +11.86%
-----------------------------------------------------------------------------------------------
RUSSELL 3000 VALUE INDEX(2)
        Cumulative value of $10,000          $8,746    $12,371    $17,226        $16,210
-----------------------------------------------------------------------------------------------
        Average annual total return         -12.54%     +7.35%    +11.49%         +8.04%
-----------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(3)
        Cumulative value of $10,000          $9,216    $13,122    $19,381        $18,600
-----------------------------------------------------------------------------------------------
        Average annual total return          -7.84%     +9.48%    +14.15%        +10.44%
-----------------------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS INDEX(4)
        Cumulative value of $10,000          $8,741    $11,887    $16,039        $15,303
-----------------------------------------------------------------------------------------------
        Average annual total return         -12.59%     +5.93%     +9.91%         +7.04%
-----------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SELECT VALUE FUND LINE GRAPH)

                                RIVERSOURCE
                              PARTNERS SELECT
                             VALUE FUND CLASS     RUSSELL MIDCAP                            LIPPER MID-CAP      LIPPER MULTI-CAP
                             A (INCLUDES SALES    VALUE INDEX(1)     RUSSELL 3000 VALUE      VALUE FUNDS           VALUE FUND
                             CHARGE) ($16,070)       ($20,144)       INDEX(2) ($16,210)   INDEX(3) ($18,600)   INDEX(4) ($15,303)
                             -----------------    --------------     ------------------   ------------------   ------------------
3/1/2002                         $ 9,425             $10,000             $10,000              $10,000              $10,000
5/02                               9,204              10,488              10,209               10,444               10,191
5/03                               9,400               9,887               9,411                9,597                9,542
5/04                              11,295              12,575              11,350               12,368               11,425
5/05                              12,500              15,361              13,103               14,176               12,875
5/06                              13,865              18,017              14,816               16,185               14,339
5/07                              17,218              22,777              18,534               20,182               17,507
5/08                              16,070              20,144              16,210               18,600               15,303

(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices. On Jan. 1, 2008, the Russell 3000 Value Index was replaced with the Russell Midcap Value Index, which will be used as the Fund's primary benchmark going forward. Information on both indexes will be included for a one year transition period. In the future, however, only the Russell Midcap Value Index will be included.
(3) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(4) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(5) Fund data is from March 8, 2002. Russell Midcap Value Index, Russell 3000 Value Index and Lipper peer group data is from March 1, 2002.
* On Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper Multi-Cap Value Funds Index for purposes of determining the performance incentive adjustment. The Fund's investment manager recommended this change because the new index more closely aligns to the Fund's investment strategy.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds' expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              DEC. 1, 2007    MAY 31, 2008    THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  977.90        $ 6.74(c)        1.37%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.05        $ 6.87(c)        1.37%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  973.30        $10.45(c)        2.13%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.27        $10.67(c)        2.13%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  973.60        $10.45(c)        2.13%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.27        $10.67(c)        2.13%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  978.50        $ 4.87(c)         .99%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.94        $ 4.97(c)         .99%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  978.00        $ 6.10(c)        1.24%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.70        $ 6.22(c)        1.24%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2008: -2.21% for Class A, -2.67% for Class B, -2.64% for Class C, -2.15% for Class I and -2.20% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.04% for Class B, 2.04% for Class C, 0.86% for Class I and 1.14% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2008. Had this change been in place for the entire six month period ended May 31, 2008, the actual expenses paid would have been $6.79 for Class A, $10.50 for Class B, $10.50 for Class C and $4.77 for Class I; the hypothetical expenses paid would have been $6.92 for Class A, $10.72 for Class B, $10.72 for Class C and $4.87 for Class I. The actual and hypothetical expenses for Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
MAY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.5%)
ISSUER                                            SHARES                    VALUE(A)
AUTO COMPONENTS (1.0%)
BorgWarner                                            42,700              $2,208,017
Exide Technologies                                   120,000(b)            1,978,800
                                                                     ---------------
Total                                                                      4,186,817
------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Molson Coors Brewing Cl B                             38,800               2,250,400
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Invesco                                              163,700               4,555,771
Northern Trust                                        91,700               6,969,200
                                                                     ---------------
Total                                                                     11,524,971
------------------------------------------------------------------------------------

CHEMICALS (3.3%)
Celanese Series A                                    113,300               5,517,710
Intl Flavors & Fragrances                            123,800               5,194,648
Rohm & Haas                                           34,900               1,883,902
Terra Inds                                            37,100               1,618,673
                                                                     ---------------
Total                                                                     14,214,933
------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.0%)
Bank of Hawaii                                        75,900               4,106,190
BB&T                                                 100,800               3,172,176
Comerica                                             190,800               7,093,944
Susquehanna Bancshares                               138,900               2,673,825
                                                                     ---------------
Total                                                                     17,046,135
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.9%)
RR Donnelley & Sons                                  242,100               7,948,143
Steelcase Cl A                                        13,300                 167,580
                                                                     ---------------
Total                                                                      8,115,723
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Ciena                                                113,400(b)            3,465,504
Comtech Telecommunications                            38,700(b)            1,791,810
                                                                     ---------------
Total                                                                      5,257,314
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.6%)
AptarGroup                                           172,317               7,706,016
Sonoco Products                                      221,700               7,675,254
                                                                     ---------------
Total                                                                     15,381,270
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED CONSUMER SERVICES (0.7%)
DeVry                                                 54,200              $3,092,110
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
NTELOS Holdings                                      275,000               7,678,000
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.8%)
American Electric Power                              153,200               6,484,956
Edison Intl                                           35,500               1,889,665
Idacorp                                               66,100               2,026,626
Northeast Utilities                                   77,900               2,033,969
Pinnacle West Capital                                106,100               3,584,058
                                                                     ---------------
Total                                                                     16,019,274
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.6%)
Acuity Brands                                         50,600               2,694,450
Cooper Inds Cl A                                      44,500               2,075,035
GrafTech Intl                                         77,900(b)            2,056,560
                                                                     ---------------
Total                                                                      6,826,045
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Flextronics Intl                                     536,300(b,c)          5,743,773
Tyco Electronics                                     149,200               5,985,904
                                                                     ---------------
Total                                                                     11,729,677
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Grey Wolf                                            338,000(b)            2,646,540
Noble                                                 57,400               3,624,236
                                                                     ---------------
Total                                                                      6,270,776
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
BJ's Wholesale Club                                  183,400(b)            7,242,466
Ruddick                                              100,700               3,577,871
                                                                     ---------------
Total                                                                     10,820,337
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD PRODUCTS (4.0%)
Bunge                                                 20,050(d)           $2,393,369
Darling Intl                                         242,900(b)            3,913,119
Flowers Foods                                        127,700               3,592,201
JM Smucker                                            36,700               1,937,393
Sara Lee                                             391,800               5,399,004
                                                                     ---------------
Total                                                                     17,235,086
------------------------------------------------------------------------------------

GAS UTILITIES (2.7%)
AGL Resources                                         88,000               3,141,600
Energen                                               30,700               2,300,965
Questar                                               91,800               5,895,396
                                                                     ---------------
Total                                                                     11,337,961
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
Beckman Coulter                                       84,800               5,884,272
DENTSPLY Intl                                        106,100               4,301,294
                                                                     ---------------
Total                                                                     10,185,566
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
CIGNA                                                 38,500               1,563,100
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.4%)
IMS Health                                           246,400               5,972,736
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.7%)
Darden Restaurants                                   209,000               7,158,250
Jack in the Box                                        1,000(b)               24,570
                                                                     ---------------
Total                                                                      7,182,820
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
Snap-On                                               54,700               3,387,024
Tupperware Brands                                     96,200               3,684,460
                                                                     ---------------
Total                                                                      7,071,484
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
NRG Energy                                            80,600(b)            3,352,154
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.2%)
Walter Inds                                           53,375               4,976,685
------------------------------------------------------------------------------------

INSURANCE (8.8%)
Alleghany                                             18,000(b)            6,759,000
Aon                                                  114,300               5,393,817
Arch Capital Group                                    41,800(b,c)          2,941,048
Assurant                                              34,200               2,326,626
Endurance Specialty Holdings                          47,000(c)            1,582,020

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Genworth Financial Cl A                              166,600              $3,681,860
Lincoln Natl                                         104,300               5,753,188
Safeco                                                57,900               3,879,300
Unum Group                                           239,000               5,755,120
                                                                     ---------------
Total                                                                     38,071,979
------------------------------------------------------------------------------------

IT SERVICES (2.7%)
CACI Intl Cl A                                        36,900(b)            1,880,793
Computer Sciences                                    116,600(b)            5,730,890
SAIC                                                 187,900(b)            3,744,847
                                                                     ---------------
Total                                                                     11,356,530
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.0%)
Invitrogen                                            96,000(b)            4,412,160
------------------------------------------------------------------------------------

MACHINERY (3.2%)
Eaton                                                 67,800               6,554,904
Harsco                                                52,700               3,336,964
SPX                                                   26,600               3,534,608
                                                                     ---------------
Total                                                                     13,426,476
------------------------------------------------------------------------------------

MEDIA (0.6%)
CBS Cl B                                             121,000               2,611,180
------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Reliance Steel & Aluminum                             58,500               3,976,245
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Family Dollar Stores                                 195,100               4,175,140
------------------------------------------------------------------------------------

MULTI-UTILITIES (4.9%)
NSTAR                                                155,200               5,203,856
PG&E                                                 142,400               5,637,616
SCANA                                                149,100               5,984,874
Xcel Energy                                          187,300               3,991,363
                                                                     ---------------
Total                                                                     20,817,709
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.5%)
Cimarex Energy                                        34,700               2,364,458
El Paso                                               99,100               1,937,405
Noble Energy                                          78,300               7,630,335
Spectra Energy                                        84,800               2,291,296
Williams Companies                                   127,700               4,857,708
                                                                     ---------------
Total                                                                     19,081,202
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.4%)
Annaly Capital Management                            174,200              $3,102,502
Apartment Investment & Management Cl A                97,241               3,847,826
Digital Realty Trust                                  77,300               3,269,790
Duke Realty                                          298,800               7,673,184
Health Care REIT                                      45,900               2,216,970
Mid-America Apartment Communities                     59,400               3,325,212
Simon Property Group                                  39,400               3,914,784
                                                                     ---------------
Total                                                                     27,350,268
------------------------------------------------------------------------------------

ROAD & RAIL (1.7%)
Kansas City Southern                                  30,800(b)            1,538,768
Werner Enterprises                                   295,600               5,598,664
                                                                     ---------------
Total                                                                      7,137,432
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Microchip Technology                                 104,100               3,835,044
Semtech                                              190,300(b)            3,334,056
                                                                     ---------------
Total                                                                      7,169,100
------------------------------------------------------------------------------------

SOFTWARE (2.5%)
Cadence Design Systems                               497,800(b)            5,784,436
Check Point Software Technologies                    197,000(b,c)          4,891,510
                                                                     ---------------
Total                                                                     10,675,946
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Advance Auto Parts                                    55,200               2,224,560
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (3.9%)
Fossil                                                85,000(b)            2,695,350
Hanesbrands                                           91,900(b)            3,032,700
VF                                                    89,300               6,760,010
Warnaco Group                                         85,100(b)            4,100,969
                                                                     ---------------
Total                                                                     16,589,029
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

THRIFTS & MORTGAGE FINANCE (2.6%)
New York Community Bancorp                           335,000              $6,874,200
Washington Federal                                   186,400               4,173,496
                                                                     ---------------
Total                                                                     11,047,696
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.4%)
GATX                                                  46,100               2,273,191
United Rentals                                       182,600(b)            3,759,734
                                                                     ---------------
Total                                                                      6,032,925
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $403,844,251)                                                    $415,446,951
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.9%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.60%            8,106,905(f)           $8,106,905
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,106,905)                                                        $8,106,905
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $411,951,156)(g)                                                 $423,553,856
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 3.6% of net assets.

(d) At May 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.5% of net assets.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(g) At May 31, 2008, the cost of securities for federal income tax purposes was $412,904,352 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $34,567,983
Unrealized depreciation                                            (23,918,479)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $10,649,504
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  19

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $403,844,251)         $415,446,951
   Affiliated money market fund (identified cost $8,106,905)       8,106,905
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $411,951,156)                                                 423,553,856
Cash                                                                     197
Capital shares receivable                                             60,182
Dividends receivable                                                 591,697
Receivable for investment securities sold                          6,110,801
----------------------------------------------------------------------------
Total assets                                                     430,316,733
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               454,068
Payable for investment securities purchased                        1,597,601
Payable upon return of securities loaned                           1,815,000
Accrued investment management services fees                            9,083
Accrued distribution fees                                             87,958
Accrued transfer agency fees                                           1,422
Accrued administrative services fees                                     699
Accrued plan administration services fees                                 17
Other accrued expenses                                               116,998
----------------------------------------------------------------------------
Total liabilities                                                  4,082,846
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $426,233,887
============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

MAY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $    881,630
Additional paid-in capital                                       426,356,643
Undistributed net investment income                                2,449,227
Accumulated net realized gain (loss)                             (15,056,313)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     11,602,700
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $426,233,887
============================================================================

Net assets applicable to outstanding shares:  Class A                          $322,819,045
                                              Class B                          $ 76,607,986
                                              Class C                          $  6,664,913
                                              Class I                          $ 20,062,162
                                              Class R4                         $     79,781
Net asset value per share of outstanding
   capital stock:                             Class A shares(1)   66,170,721   $       4.88
                                              Class B shares      16,502,135   $       4.64
                                              Class C shares       1,436,484   $       4.64
                                              Class I shares       4,037,490   $       4.97
                                              Class R4 shares         16,172   $       4.93
-------------------------------------------------------------------------------------------
* Including securities on loan, at value                                       $  1,790,550
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $5.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  9,918,076
Interest                                                              10,658
Income distributions from affiliated money market fund               416,090
Fee income from securities lending                                    28,466
   Less foreign taxes withheld                                       (18,440)
----------------------------------------------------------------------------
Total income                                                      10,354,850
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                4,388,735
Distribution fees
   Class A                                                           944,904
   Class B                                                           936,623
   Class C                                                            75,555
Transfer agency fees
   Class A                                                           777,392
   Class B                                                           203,951
   Class C                                                            16,049
   Class R4                                                               43
Administrative services fees                                         300,721
Plan administration services fees -- Class R4                            214
Compensation of board members                                          9,335
Custodian fees                                                       475,259
Printing and postage                                                 133,033
Registration fees                                                     47,656
Professional fees                                                     33,011
Other                                                                 19,400
----------------------------------------------------------------------------
Total expenses                                                     8,361,881
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                (835,307)
   Earnings and bank fee credits on cash balances                    (25,284)
----------------------------------------------------------------------------
Total net expenses                                                 7,501,290
----------------------------------------------------------------------------
Investment income (loss) -- net                                    2,853,560
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          17,200,882
   Foreign currency transactions                                         899
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           17,201,781
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (64,867,433)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (47,665,652)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(44,812,092)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                           2008             2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $   2,853,560    $   2,552,868
Net realized gain (loss) on investments                     17,201,781      210,810,879
Net change in unrealized appreciation (depreciation) on
   investments and
   on translation of assets and liabilities in foreign
   currencies                                              (64,867,433)     (84,939,149)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (44,812,092)     128,424,598
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,805,294)      (6,198,063)
      Class B                                                       --         (640,266)
      Class C                                                       --          (52,194)
      Class I                                                 (239,390)        (291,592)
      Class R4                                                    (705)          (1,264)
   Net realized gain
      Class A                                              (42,613,859)    (145,971,366)
      Class B                                              (10,954,923)     (42,827,884)
      Class C                                                 (902,324)      (2,978,263)
      Class I                                               (3,235,421)      (5,183,159)
      Class R4                                                  (9,896)         (26,427)
---------------------------------------------------------------------------------------
Total distributions                                        (59,761,812)    (204,170,478)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                           28,493,014       39,605,033
   Class B shares                                            4,395,995        7,553,063
   Class C shares                                              517,328          841,052
   Class I shares                                            4,691,431       15,316,445
   Class R4 shares                                                  --           23,600
Reinvestment of distributions at net asset value
   Class A shares                                           43,661,102      148,792,838
   Class B shares                                           10,822,584       42,768,343
   Class C shares                                              888,102        2,974,801
   Class I shares                                            3,474,300        5,472,632
   Class R4 shares                                               9,031           21,201
Payments for redemptions
   Class A shares                                         (120,365,479)    (147,400,373)
   Class B shares                                          (44,717,565)     (57,826,645)
   Class C shares                                           (2,088,652)      (3,354,820)
   Class I shares                                          (12,518,252)      (1,948,505)
   Class R4 shares                                              (7,184)         (22,033)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (82,744,245)      52,816,632
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (187,318,149)     (22,929,248)
Net assets at beginning of year                            613,552,036      636,481,284
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 426,233,887    $ 613,552,036
=======================================================================================
Undistributed net investment income                      $   2,449,227    $   2,196,806
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Select Value Fund (the Fund) (formerly RiverSource Select Value Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of mid-cap companies as well as companies with larger and smaller market capitalizations. For these purposes, the Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell Midcap Value Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  25

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT its contract obligations. At May 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $555,750 and accumulated net realized loss has been decreased by $555,750.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  27

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                  2008            2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income........................    $37,539,888    $  6,198,063
      Long-term capital gain.................      6,879,265     145,971,366
CLASS B
Distributions paid from:
      Ordinary income........................      9,186,454         640,266
      Long-term capital gain.................      1,768,469      42,827,884
CLASS C
Distributions paid from:
      Ordinary income........................        756,394          52,194
      Long-term capital gain.................        145,930       2,978,263
CLASS I
Distributions paid from:
      Ordinary income........................      2,952,507         291,592
      Long-term capital gain.................        522,304       5,183,159
CLASS R4
Distributions paid from:
      Ordinary income........................          9,003           1,264
      Long-term capital gain.................          1,598          26,427

At May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  4,068,451
Undistributed accumulated long-term gain..................    $      1,428
Accumulated realized loss.................................    $(15,718,808)
Unrealized appreciation (depreciation)....................    $ 10,644,543

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning June 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. Prior to Jan. 1, 2008, the Lipper Multi-Cap Value Funds Index was used for purposes of determining the performance incentive adjustment. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $465,782 for the year ended May 31, 2008. The management fee for the year ended May 31, 2008 was 0.87% of the Fund's

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT 29 average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS

The Investment Manager has a Subadvisory Agreement with Systematic Financial Management, L.P. and WEDGE Capital Management, L.L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended May 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2008, other expenses paid to this company were $2,742.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $250,179 for Class A, $63,776 for Class B and $556 for Class C for the year ended May 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A....................................................    1.36%
Class B....................................................    2.12
Class C....................................................    2.12
Class I....................................................    0.98
Class R4...................................................    0.98

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A................................................    $250,841
Class B................................................      65,384
Class C................................................       5,001
Class R4...............................................          34

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  31

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..................................................    $214

The management fees waived/reimbursed at the Fund level were $513,833.

Under an agreement which was effective until May 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A....................................................    1.27%
Class B....................................................    2.03
Class C....................................................    2.03
Class I....................................................    0.88
Class R4...................................................    1.14

Effective June 1, 2008, the Investment Manger and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets.

Class A....................................................    1.28%
Class B....................................................    2.04
Class C....................................................    2.04
Class I....................................................    0.86
Class R4...................................................    1.14

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended May 31, 2008, the Fund's custodian and transfer agency fees were reduced by $25,284 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $437,805,016 and $575,823,741, respectively, for the year

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED MAY 31, 2008
                                      ISSUED FOR
                                      REINVESTED                           NET
                           SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A                  5,079,766     9,020,889     (23,525,277)      (9,424,622)
Class B                    856,262     2,342,551      (8,804,105)      (5,605,292)
Class C                    104,230       192,647        (434,644)        (137,767)
Class I                    908,015       706,159      (2,601,943)        (987,769)
Class R4                        --         1,851          (1,565)             286
--------------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31, 2007
                                      ISSUED FOR
                                      REINVESTED                           NET
                           SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
--------------------------------------------------------------------------------------
Class A                  6,084,785    28,341,487     (22,452,423)      11,973,849
Class B                  1,238,651     8,468,979      (9,000,858)         706,772
Class C                    134,854       589,070        (521,477)         202,447
Class I                  2,561,221     1,026,760        (330,634)       3,257,347
Class R4                     4,294         4,008          (3,533)           4,769
--------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2008, securities valued at $1,790,550 were on loan to brokers. For collateral, the Fund received $1,815,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $28,466 for the year

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT 33 ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $4,734 for the year ended May 31, 2008, which are included in the other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $288,719,886 and $296,789,397, respectively, for the year ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended May 31, 2008.

8. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At May 31, 2008, the Fund had a post-

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

October loss of $15,718,808 that is treated for income tax purposes as occurring on June 1, 2008.

It is unlikely the Board will authorize distributions of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT 35 believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.93          $7.27          $6.65          $6.13          $5.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .05            .08            .02             --
Net gains (losses) (both realized and
 unrealized)                               (.44)          1.35            .64            .63           1.03
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.40)          1.40            .72            .65           1.03
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.11)          (.01)          (.01)            --
Distributions from realized gains          (.62)         (2.63)          (.09)          (.12)          (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.65)         (2.74)          (.10)          (.13)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.88          $5.93          $7.27          $6.65          $6.13
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $323           $448           $463           $525           $323
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.53%          1.39%          1.30%          1.33%          1.38%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.36%          1.30%          1.30%          1.33%          1.38%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .70%           .59%          1.21%           .35%           .06%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     88%           159%             7%            12%            15%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (6.67%)        24.19%         10.92%         10.66%         20.17%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,     2008                 2007              2006              2005              2004
Net asset value, beginning of
  period                          $5.69             $7.06             $6.50             $6.04             $5.07
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .00(b),(c)         --               .07              (.02)             (.03)
Net gains (losses) (both
 realized and unrealized)          (.43)             1.30               .58               .60              1.01
---------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        (.43)             1.30               .65               .58               .98
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              --              (.04)               --                --                --
Distributions from realized
 gains                             (.62)            (2.63)             (.09)             (.12)             (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                (.62)            (2.67)             (.09)             (.12)             (.01)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $4.64             $5.69             $7.06             $6.50             $6.04
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $77              $126              $151              $203              $172
---------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)      2.29%             2.15%             2.06%             2.09%             2.15%
---------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)     2.12%          2.06%             2.06%             2.09%             2.15%
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)      (.07%)            (.18%)             .37%             (.43%)            (.71%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             88%              159%                7%               12%               15%
---------------------------------------------------------------------------------------------------------------
Total return(h)                  (7.46%)           23.24%            10.13%             9.76%            19.27%
---------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(h)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,     2008                 2007              2006              2005              2004
Net asset value, beginning of
  period                          $5.69             $7.06             $6.50             $6.04             $5.07
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .00(b),(c)         --               .07              (.02)             (.03)
Net gains (losses) (both
 realized and unrealized)          (.43)             1.31               .58               .60              1.01
---------------------------------------------------------------------------------------------------------------
Total from investment
 operations                        (.43)             1.31               .65               .58               .98
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              --              (.05)               --                --                --
Distributions from realized
 gains                             (.62)            (2.63)             (.09)             (.12)             (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                (.62)            (2.68)             (.09)             (.12)             (.01)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $4.64             $5.69             $7.06             $6.50             $6.04
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                           $7                $9               $10               $12               $10
---------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)      2.29%             2.15%             2.06%             2.09%             2.15%
---------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)     2.12%          2.06%             2.06%             2.09%             2.15%
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)      (.05%)            (.17%)             .40%             (.43%)            (.71%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             88%              159%                7%               12%               15%
---------------------------------------------------------------------------------------------------------------
Total return(h)                  (7.43%)           23.32%            10.13%             9.76%            19.27%
---------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c)  Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(h)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  39

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $6.03          $7.36          $6.70          $6.16          $6.34
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)         .07            .12            .04            .02
Net gains (losses) (both realized and
 unrealized)                               (.45)          1.38            .65            .63           (.20)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.39)          1.45            .77            .67           (.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.15)          (.02)          (.01)            --
Distributions from realized gains          (.62)         (2.63)          (.09)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.67)         (2.78)          (.11)          (.13)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.97          $6.03          $7.36          $6.70          $6.16
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $20            $30            $13            $14             $6
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.08%           .95%           .83%           .86%           .94%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .98%           .94%           .83%           .86%           .94%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.09%          1.00%          1.56%           .80%           .83%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     88%           159%             7%            12%            15%
-----------------------------------------------------------------------------------------------------------
Total return                             (6.37%)        24.65%         11.62%         11.02%         (2.84%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment fee, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after waiver/reimbursement and after reduction for earnings and bank fee credits was 0.97% for the year ended May 31, 2008.
(i)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.98          $7.32          $6.68          $6.15          $5.12
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(b)         .06            .10            .03             --
Net gains (losses) (both realized and
 unrealized)                               (.44)          1.36            .64            .63           1.04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.38)          1.42            .74            .66           1.04
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.13)          (.01)          (.01)            --
Distributions from realized gains          (.62)         (2.63)          (.09)          (.12)          (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.67)         (2.76)          (.10)          (.13)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.93          $5.98          $7.32          $6.68          $6.15
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.38%          1.22%          1.12%          1.15%          1.22%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .98%          1.13%          1.12%          1.15%          1.22%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.10%           .77%          1.63%           .51%           .21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     88%           159%             7%            12%            15%
-----------------------------------------------------------------------------------------------------------
Total return                             (6.29%)        24.27%         11.26%         10.81%         20.36%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SELECT VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Select Value Fund (the
Fund), formerly the RiverSource Select Value Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Select Value Fund of the RiverSource Managers Series, Inc. at May 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                             /s/ Ernst & Young
LLP
Minneapolis, Minnesota
July 22, 2008

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          30.44%
      Dividends Received Deduction for corporations.........          28.75%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.54879

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10056
Total distributions.........................................        $0.64935

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          30.44%
      Dividends Received Deduction for corporations.........          28.75%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.52236

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10056
Total distributions.........................................        $0.62292

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          30.44%
      Dividends Received Deduction for corporations.........          28.75%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.52236

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10056
Total distributions.........................................        $0.62292

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          30.44%
      Dividends Received Deduction for corporations.........          28.75%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.56845

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10056
Total distributions.........................................        $0.66901

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          30.44%
      Dividends Received Deduction for corporations.........          28.75%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.56676

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.10056
Total distributions.........................................        $0.66732

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  47

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadvisers and the selection and monitoring processes for the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                RIVERSOURCE PARTNERS SELECT VALUE FUND -- 2008 ANNUAL REPORT  53

     RIVERSOURCE PARTNERS SELECT VALUE FUND

     (formerly RiverSource Select Value Fund)

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6240 K (7/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS SMALL CAP EQUITY FUND
(FORMERLY RIVERSOURCE SMALL CAP EQUITY FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS SMALL CAP
EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     14

Fund Expenses Example...............     16

Portfolio of Investments............     19

Financial Statements................     27

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     49

Federal Income Tax Information......     51

Board Members and Officers..........     53

Approval of Investment Management
   Services Agreement...............     57

Proxy Voting........................     60

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Equity Fund (the Fund) (formerly RiverSource
  Small Cap Equity Fund) Class A shares declined 9.95% (excluding sales charge) for the 12 months ended May 31, 2008.

> The Fund outperformed its benchmark, the Russell 2000(R) Index, which fell
  10.54% during the 12-month period.

> The Fund lagged its peer group, as represented by the Lipper Small-Cap Core
  Funds Index, which declined 7.98% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                                                                    Since
                                 1 year    3 years    5 years    inception(a)
----------------------------------------------------------------------------------
RiverSource Partners Small
  Cap Equity Fund Class A
  (excluding sales charge)       -9.95%    +7.27%     +12.87%       +7.32%
----------------------------------------------------------------------------------
Russell 2000 Index
  (unmanaged)                   -10.54%    +7.95%     +12.47%       +9.08%
----------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                          -7.98%    +8.85%     +13.19%       +9.31%
----------------------------------------------------------------------------------

(a) Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from March 1, 2002.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM        SIZE
         X                 SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                              Net Fund
                                                 and
                                              Acquired
                                                Fund
                       Total       Net       (Underlying
                       Fund    Expenses(a)    Fund)(b)
------------------------------------------------------------
Class A                1.69%      1.32%         1.33%
------------------------------------------------------------
Class B                2.45%      2.09%         2.10%
------------------------------------------------------------
Class C                2.45%      2.08%         2.09%
------------------------------------------------------------
Class I                1.19%      0.87%         0.88%
------------------------------------------------------------
Class R4               1.50%      1.17%         1.18%
------------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.03% for the year ended May 31, 2008), will not exceed 1.35% for Class A, 2.12% for Class B, 2.11% for Class C, 0.90% for Class I and 1.20% for Class R4.
(b)  In addition to the Fund's total annual
     operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.01% for the year ended May 31, 2008.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                      SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS    INCEPTION
 Class A (inception 3/8/02)           -9.95%    +7.27%   +12.87%     +7.32%
----------------------------------------------------------------------------------
 Class B (inception 3/8/02)          -10.65%    +6.41%   +11.99%     +6.50%
----------------------------------------------------------------------------------
 Class C (inception 3/8/02)          -10.66%    +6.42%   +12.01%     +6.47%
----------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -9.75%    +7.20%      N/A      +7.09%
----------------------------------------------------------------------------------
 Class R4 (inception 3/8/02)          -9.84%    +7.44%   +13.06%     +7.50%
----------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/8/02)          -15.08%    +5.20%   +11.53%     +6.29%
----------------------------------------------------------------------------------
 Class B (inception 3/8/02)          -14.55%    +5.35%   +11.74%     +6.50%
----------------------------------------------------------------------------------
 Class C (inception 3/8/02)          -11.44%    +6.42%   +12.01%     +6.47%
----------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                      SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS    INCEPTION
 Class A (inception 3/8/02)          -14.42%    +3.95%   +11.16%     +6.08%
----------------------------------------------------------------------------------
 Class B (inception 3/8/02)          -15.17%    +3.14%   +10.29%     +5.28%
----------------------------------------------------------------------------------
 Class C (inception 3/8/02)          -15.02%    +3.21%   +10.35%     +5.28%
----------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -14.01%    +3.98%      N/A      +5.37%
----------------------------------------------------------------------------------
 Class R4 (inception 3/8/02)         -14.24%    +4.15%   +11.37%     +6.28%
----------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/8/02)          -19.37%    +1.94%    +9.85%     +5.08%
----------------------------------------------------------------------------------
 Class B (inception 3/8/02)          -18.88%    +2.11%   +10.02%     +5.28%
----------------------------------------------------------------------------------
 Class C (inception 3/8/02)          -15.76%    +3.21%   +10.35%     +5.28%
----------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Small Cap Equity Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of May 31, 2008, Lord, Abbett & Co. LLC (Lord Abbett) managed approximately 36% of the Fund, Jennison Associates LLC (Jennison) managed approximately 33% of the Fund and American Century Investment Management, Inc. (American Century) managed approximately 31% of the Fund. Wellington Management Company, LLP (Wellington Management) subadvised a portion of the Fund's portfolio through Feb. 22, 2008, at which time Wellington Management was replaced by Jennison.

Dear Shareholders,
RiverSource Partners Small Cap Equity Fund (the Fund) Class A shares declined 9.95% (excluding sales charge) for the 12 months ended May 31, 2008. The Fund outperformed its benchmark, the Russell 2000(R) Index (Russell Index), which fell 10.54%. The Fund lagged its peer group, as represented by the Lipper Small-Cap Core Funds Index, which declined 7.98% for the period.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                               9.2%
--------------------------------------------------------------
Consumer Staples                                     2.2%
--------------------------------------------------------------
Energy                                               8.8%
--------------------------------------------------------------
Financials                                          12.5%
--------------------------------------------------------------
Health Care                                         16.1%
--------------------------------------------------------------
Industrials                                         19.4%
--------------------------------------------------------------
Information Technology                              16.8%
--------------------------------------------------------------
Materials                                            5.5%
--------------------------------------------------------------
Telecommunication Services                           3.2%
--------------------------------------------------------------
Utilities                                            1.5%
--------------------------------------------------------------
Other(2)                                             4.8%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents(3).
(3) Of the 4.8%, 2.5% is due to security lending activity and 2.3% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
LORD ABBETT: Stock selection within the industrials sector was the largest contributor to performance in our portion of the Fund during the 12-month period ended May 31, 2008. Shares of mining equipment company BUCYRUS rose to a record high as demand for more coal, oil, and gold has driven higher demand and prices for the equipment needed to access it. BUCYRUS has successfully met demand for this equipment and expects continued double digit profit growth for the next few years. Within the health care sector, stock selection was also a significant contributor. KYPHON, a spinal cord medical device manufacturer, saw shares jump after announcing it would be acquired by Medtronic for a significant premium. Another top performer, COMSTOCK RESOURCES, a natural gas exploration and production company, benefited from continued strength in oil prices as well as a very positive earnings announcement, led by higher production, stronger pricing and lower operating costs. The largest detractor from performance during the period for our portion of the Fund was stock selection within the consumer discretionary sector. SELECT COMFORT, a custom bed maker, was hard hit by the weakening economy as many consumers were reluctant to purchase large ticket items. Demand was also impacted by the slowdown in the housing market. The company announced several initiatives to combat negative sales trends, but has yet to see any improvement in share prices. ENTRAVISION COMMUNICATIONS, a Spanish-

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Graco                                                1.1%
--------------------------------------------------------------
Actuant Cl A                                         1.0%
--------------------------------------------------------------
EXCO Resources                                       1.0%
--------------------------------------------------------------
Psychiatric Solutions                                1.0%
--------------------------------------------------------------
IDEX                                                 0.9%
--------------------------------------------------------------
United Natural Foods                                 0.8%
--------------------------------------------------------------
SBA Communications Cl A                              0.8%
--------------------------------------------------------------
Global Payments                                      0.8%
--------------------------------------------------------------
PerkinElmer                                          0.8%
--------------------------------------------------------------
Comstock Resources                                   0.8%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

language media company, fell during the year as a result of a weak advertising environment. Another weak performer was LCA-VISION, operator of laser eye correction centers, which continued to struggle in a weakening consumer environment with lower procedure volume and disappointing same-store growth.

JENNISON: For our portion of the Fund, strong stock selection in the telecommunication services sector was the most significant contributor to performance. An underweight relative to the Russell Index also added to return. On the other hand, weak stock selection in information technology and health care detracted from performance. Energy holdings in our portion of the Fund posted the greatest gain, contributing to results. Health care was the only sector in our portion of the Fund to post a negative return, while the financials and health care sectors of the Russell Index were negative.
The top individual contributor to performance was asset management firm EATON VANCE. The company benefited from continued investor inflows, lower sales expenses and the market rally in April, which led to an increase in assets under management and management fees. Another positive catalyst was the successful restructuring of auction preferred shares, which were issued by its closed-end funds, into debt. We are encouraged by these developments and continue to have high conviction in management's strategy for growth.
Energy sector holdings ENCORE ACQUISITION and W-H ENERGY SERVICES also made significant contributions to return. ENCORE is engaged in the acquisition and development of oil and natural gas reserves from onshore fields in the United States. ENCORE'S stock price jumped following the announcement it had retained Lehman Brothers to consider strategic options, including the possible sale of the company. We believe the strong crude oil market and recent expansion of its focus on Bakken shale make ENCORE an attractive candidate for potential buyers. Diversified oilfield services company W-H ENERGY provides products and services used in the drilling of oil and natural gas wells and the production of oil and natural gas. The company's stock price appreciated following the announcement of better-than-expected financial results that revealed increased revenue in both the drilling and completion and workover segments. We believe that the fundamentals of this company are strong and that W-H ENERGY is well

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

positioned among other oilfield service providers to benefit from the increasing importance of directional drilling.

INSIGHT ENTERPRISES (INSIGHT) was the top individual detractor from performance for our portion of the Fund. The company provides brand name information technology hardware, software and services to clients in over 170 countries. INSIGHT pre-announced financial results for the first quarter of 2008 that were below consensus estimates, which caused the stock price to drop. We continue to believe that this is a fundamentally strong company that has the ability to grow at or above industry levels in most of its segments.
Shares of health care sector holding PHARMANET declined during the reporting period and detracted from our portion of the Fund's performance. The company provides clinical development services to branded pharmaceutical, biotechnology, generic drug and medical device companies. A sell-off in May was due primarily to the announcement of disappointing financial results for the first quarter marked by a large project cancellation in the company's late-stage clinical trial business and higher than expected costs. PHARMANET also lowered its earnings outlook for the second quarter. After a recent meeting with management, we remain positive on the company's ability to grow its business during the second half of 2008 and 2009.
Another holding that detracted from return was UCBH HOLDINGS (UCBH), a bank holding company that provides personal and commercial banking services with an emphasis on Asian-American customers in U.S. markets. The company's stock price continued to fall following the downward revision of its earnings outlook for fiscal 2008, which is primarily due to an increased provision for loan losses. We believe UCBH is building a fundamentally strong franchise that should create long-term value for shareholders, although we are cautious about the potential for higher than expected losses in their commercial loan portfolio in the short term.

AMERICAN CENTURY: Our portion of the portfolio trailed the Russell Index during the period. The bulk of the underperformance resulted from stock selection in the information technology sector, particularly among semiconductor manufacturers and information technology (IT) service providers. Video chipmaker SIGMA DESIGNS fell sharply after a slowdown

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Although the economy has clearly slowed and some sectors may appear to be in a recession, we believe the economy will exhibit positive overall growth for 2008.
- Jennison Associates

in technology spending led the company to issue lower earnings guidance for 2008. ACXIOM, another IT service provider, slumped after two private equity firms backed out of a planned buyout of the company.
The most significant individual detractor in our portion of the portfolio was health care provider
WELLCARE GROUP, which declined sharply amid concerns of fraud following a government raid on the company's headquarters.
Our energy sector holdings also underperformed their counterparts in the Russell Index. However, the best relative performance contributor in our portion of the portfolio, W&T OFFSHORE, came from this sector.
The company, an offshore oil and gas driller, benefited from surging energy prices and its robust production in the Gulf of Mexico. The best-performing sector in our portion of the portfolio was materials, led by chemicals producers and metals and mining companies. Top contributors included industrial chemicals maker CELANESE, which benefited from price increases and improving demand, and steel manufacturer AK STEEL HOLDING, which enjoyed higher profit margins as steel prices soared.

WELLINGTON: Global equity markets fell amidst continued turmoil in U.S. bond and housing markets, and the extended credit crunch contributed to the near collapse of large investment bank Bear Stearns.
Small-cap stocks finished the period behind their larger cap peers, as measured by the Russell Index.
The underperformance in the portion of the Fund that we managed was driven by security selection.
Favorable stock selection in consumer discretionary and health care was not enough to offset weaker security selection in information

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

technology, industrials and consumer staples. Sector allocation, a result of bottom-up stock selection, added to performance. An underweight to financials helped, as well as an overweight to utilities stocks.
Among the top detractors from performance during the period were ADVANTA, SECURITY CAPITAL ASSURANCE and LODGENET INTERACTIVE. Shares of ADVANTA, an issuer of business purpose credit cards to small businesses and business professionals, fell due to concerns about higher than expected delinquencies. Shares of SECURITY CAPITAL ASSURANCE, a Bermuda-based financial guaranty reinsurance company, declined after the firm reported large unrealized, pre-tax, mark-to-market losses related to its credit derivatives portfolio. LODGENET INTERACTIVE, a provider of interactive television services, including on-demand movies and high-speed Internet access to hotels, fell after the company reported losses during the period.
Top contributors during the period included TIVO, PERRIGO and WHITING PETROLEUM. TIVO, a digital video recorder maker and service company, reported a narrower than expected loss, as both revenue and subscriptions increased and its earnings guidance rose. Over the counter pharmaceuticals and nutritional supplements company PERRIGO rose after the company released record earnings, raised earnings guidance and announced several FDA generic drug approvals. Shares of WHITING PETROLEUM, an independent oil and gas exploration and production company, rose after the company reported positive 2008 production guidance and year-end proved reserves.

CHANGES TO THE FUND'S PORTFOLIO
LORD ABBETT: Over the past year, we have increased our portion of the Fund's allocation to the energy sector as many of these companies are positioned to take advantage of a tight U.S. natural gas market. We have also increased our overweight position within the health care sector relative to the Russell Index, as these companies tend to be less economically sensitive.
We decreased our consumer discretionary sector holdings within the portfolio during the period, and also decreased our positions within the financial services sector, partially as a result of poor performance, but mainly an active decision to reduce exposure to companies that are experiencing continuing fallout from the credit crunch.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

JENNISON: We have not made any significant changes to our portion of the portfolio since we began managing it on Feb. 22, 2008.

AMERICAN CENTURY: Any changes we make to our portion of the portfolio are driven by our bottom-up stock selection process, which evaluates companies using a balanced set of growth and value criteria. Based on this process, we notably increased our positions in electrical equipment maker GRAFTECH INTERNATIONAL, electric utility EL PASO ELECTRIC and property and casualty insurer ASPEN INSURANCE HOLDINGS. In contrast, we substantially reduced our positions in tobacco company CAROLINA GROUP, energy producer FRONTIER OIL and steelmaker STEEL DYNAMICS, which were all among our portion's largest holdings at the beginning of the period.

WELLINGTON: During the period, we increased exposure in the health care and financials sectors, moving to a weight greater-than-the Russell Index in health care and narrowing our financials underweight. We established a new position in health care software and services firm ECLIPSYS. In financials we initiated a position in real estate firm AMERICAN CAMPUS COMMUNITIES. We decreased exposure to energy, moving from an overweight to an underweight relative to the Russell Index, with eliminations of oilfield equipment manufacturer SCHOELLER-BLECKMANN and oil sands company OPTI CANADA.

OUR FUTURE STRATEGY
LORD ABBETT: As the period ended on May 31, 2008, we built an overweight position within the health care sector, as we expect many of these firms to be less impacted by weak consumer spending than many other segments of the market. We also maintain overweight positions within the industrials and materials sectors relative to the Russell Index, as we expect business spending to be more robust than that of the consumer markets for the near future. We have also positioned our portion of the portfolio to seek to take advantage of strength within the information technology sector. Many of these companies sell products based on long-term capital expansion plans. They are trading at attractive valuations and possess strong balance sheets. We continue to be cautious within the financial services category, as we have not found attractive firms at current prices. Also, we have been relatively light within the consumer discretionary sector, as we expect continued weakness in firms that depend on consumer spending.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

JENNISON: As we consider our outlook for the remainder of 2008, it strikes us as one of the most difficult and changing environments we have faced in some time. The confluence of economic uncertainty, shifting industry dynamics, rising inflation, commodity cost pressures and political uncertainty with the election of a new U.S. president later in the year should make this one of the most interesting years in recent memory.
Although the economy has clearly slowed and some sectors may appear to be in a recession, we believe the economy will exhibit positive overall growth for 2008. In our opinion, the combination of slowing demand and rising raw material and labor costs will result in lower margins for most companies. Although the dollar may continue to weaken, it is unlikely that most companies will see the benefit from foreign exchange earnings that they received last year. We believe our continued focus on relatively high visibility, stable growth companies with strong cash flows and better returns on capital should outperform in this environment. The challenge is to manage the risk with many of these positions, as they have become very expensive relative to the market because investors have been drawn to their more predictable earnings.
Our portion of the Fund is currently overweight telecommunication services and industrials stocks relative to the Russell Index, as we believe they currently offer the best balance of risk and reward. Conversely, while we have been underweight consumer discretionary and financials stocks for some time and expect this to continue, we find that some of the companies in these sectors offer very attractive long-term potential at their current depressed prices. In our view, we are monitoring the highest quality companies with strong fundamental business strategies that have used the current market environment to strengthen their competitive advantages vs. peers.
We expect the pace of merger and acquisition activity to be moderate due to a more difficult financing environment. Although we expect private financial buyers will be less active, we should see continued interest from strategic and/or foreign buyers for small- and mid-cap companies in particular.

AMERICAN CENTURY: We will continue to use our structured, disciplined investment approach to seek stocks that we believe have an attractive

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

combination of value and growth potential, while striking a balance between risk and expected return.


       (LORD ABBETT LOGO)              (JENNISON ASOCIATES LOGO)
     Lord, Abbett & Co. LLC             Jennison Associates LLC

                      (AMERICAN CENTURY LOGO)
                    American Century Investment
                          Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Equity Fund Class A shares (from 3/1/02 to 5/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from March 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at May 31, 2008                     1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $8,492      $11,643      $17,257        $14,636
---------------------------------------------------------------------------------------------------
        Average annual total return         -15.08%       +5.20%      +11.53%         +6.29%
---------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000          $8,946      $12,580      $17,996        $17,219
---------------------------------------------------------------------------------------------------
        Average annual total return         -10.54%       +7.95%      +12.47%         +9.08%
---------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000          $9,202      $12,897      $18,580        $17,441
---------------------------------------------------------------------------------------------------
        Average annual total return          -7.98%       +8.85%      +13.19%         +9.31%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND LINE GRAPH)

                                         RIVERSOURCE PARTNERS SMALL CAP
                                         EQUITY FUND CLASS A (INCLUDES      RUSSELL 2000 INDEX(1)     LIPPER SMALL-CAP CORE FUNDS
                                            SALES CHARGE) ($14,636)               ($17,219)               INDEX(2) ($17,441)
                                         ------------------------------     ---------------------     ---------------------------
3/1/02                                              $ 9,425                         $10,000                      $10,000
5/02                                                  8,790                          10,418                       10,418
5/03                                                  7,991                           9,566                        9,386
5/04                                                 10,344                          12,463                       12,228
5/05                                                 11,856                          13,687                       13,522
5/06                                                 13,825                          16,184                       16,123
5/07                                                 16,253                          19,247                       18,954
5/08                                                 14,636                          17,219                       17,441

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000([) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from March 1, 2002.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds' expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                     DIRECT AND
                                                                  DIRECT              INDIRECT
                              BEGINNING         ENDING           EXPENSES             EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING          PAID DURING
                            DEC. 1, 2007     MAY 31, 2008    THE PERIOD(A),(C)    THE PERIOD(B),(C)
----------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $1,010.60           $ 6.35               $ 6.45
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.55           $ 6.37               $ 6.47
----------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $1,005.40           $10.07               $10.17
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.82           $10.12               $10.22
----------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $1,005.40           $10.07               $10.17
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.82           $10.12               $10.22
----------------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $1,010.50           $ 4.30               $ 4.40
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.59           $ 4.32               $ 4.42
----------------------------------------------------------------------------------------------------
Class R4
----------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $1,010.50           $ 5.80               $ 5.90
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.10           $ 5.82               $ 5.92
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                                FUND'S       ACQUIRED FUND
                                              ANNUALIZED       FEES AND      NET FUND
                                             EXPENSE RATIO     EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Class A                                          1.27%           .02%         1.29%
-------------------------------------------------------------------------------------
Class B                                          2.02%           .02%         2.04%
-------------------------------------------------------------------------------------
Class C                                          2.02%           .02%         2.04%
-------------------------------------------------------------------------------------
Class I                                           .86%           .02%          .88%
-------------------------------------------------------------------------------------
Class R4                                         1.16%           .02%         1.18%
-------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.35% for Class A, 2.12% for Class B, 2.11% for Class C, 0.90% for Class I and 1.20% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2008. Had this change been in place for the entire six month period ended May 31, 2008, the actual direct expenses paid would have been: $6.40 for Class A, $10.22 for Class B, $10.17 for Class C, $4.15 for Class I and $5.65 for Class R4; the hypothetical direct expenses paid would have been: $6.42 for Class A, $10.27 for Class B, $10.22 for Class C, $4.17 for Class I and $5.67 for Class R4.
 Additionally, had this change been in place for the entire six month period ended May 31, 2008, the actual direct and indirect expenses paid would have been: $6.50 for Class A, $10.32 for Class B, $10.27 for Class C, $4.25 for Class I and $5.75 for Class R4; the hypothetical direct and indirect expenses paid would have been: $6.52 for Class A, $10.37 for Class B, $10.32 for Class C, $4.27 for Class I and $5.77 for Class R4.
(d) Based on the actual return for the six months ended May 31, 2008: +1.06% for Class A, +0.54% for Class B, +0.54% for Class C, +1.05% for Class I and +1.05% for Class R4.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
MAY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.8%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.8%)
Cubic                                                 10,412                $263,215
Curtiss-Wright                                        28,400               1,462,884
Esterline Technologies                                12,063(b)              747,062
HEICO                                                 14,100                 715,293
HEICO Cl A                                             6,400                 253,568
Hexcel                                                41,900(b)            1,108,674
Ladish                                                13,100(b)              425,881
Moog Cl A                                             28,700(b)            1,301,258
Teledyne Technologies                                  1,331(b)               74,110
                                                                     ---------------
Total                                                                      6,351,945
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Hub Group Cl A                                         7,793(b)              281,171
Pacer Intl                                               904                  20,304
                                                                     ---------------
Total                                                                        301,475
------------------------------------------------------------------------------------

AIRLINES (0.1%)
Republic Airways Holdings                             10,022(b)              122,068
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Autoliv                                                1,379(c)               75,390
Cooper Tire & Rubber                                   8,969                  98,480
HAWK Cl A                                                787(b)               14,103
Lear                                                  17,782(b)              457,887
Sauer-Danfoss                                         16,900                 527,110
Stoneridge                                             3,056(b)               51,127
TRW Automotive Holdings                               19,421(b)              484,554
                                                                     ---------------
Total                                                                      1,708,651
------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
Cubist Pharmaceuticals                                26,572(b)              506,462
Enzon Pharmaceuticals                                  2,754(b)               24,235
Martek Biosciences                                    41,385(b)            1,562,699
OSI Pharmaceuticals                                    2,481(b)               87,579
Repligen                                               2,490(b)               14,367
                                                                     ---------------
Total                                                                      2,195,342
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

BUILDING PRODUCTS (0.1%)
Apogee Enterprises                                     5,276                $125,252
Lennox Intl                                            5,408                 174,246
                                                                     ---------------
Total                                                                        299,498
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.9%)
Calamos Asset Management Cl A                         19,008                 384,532
Cohen & Steers                                        11,100                 334,998
Eaton Vance                                           36,900               1,570,095
Gladstone Capital                                     35,200                 625,856
Knight Capital Group Cl A                              3,662(b)               65,220
optionsXpress Holdings                                56,100               1,281,324
                                                                     ---------------
Total                                                                      4,262,025
------------------------------------------------------------------------------------

CHEMICALS (2.7%)
Airgas                                                 6,400                 378,688
Albemarle                                             23,900               1,062,833
Arch Chemicals                                        20,000                 760,600
Celanese Series A                                     15,971                 777,788
CF Inds Holdings                                       3,848                 526,791
Cytec Inds                                             6,400                 404,224
Hercules                                              43,700                 901,531
Intrepid Potash                                        8,700(b)              427,692
Koppers Holdings                                       5,182                 223,759
Terra Inds                                            16,111                 702,923
                                                                     ---------------
Total                                                                      6,166,829
------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.0%)
BancFirst                                              3,367                 146,229
Bank of Hawaii                                        15,211                 822,915
Bank of the Ozarks                                    41,300               1,006,481
Boston Private Financial Holdings                     29,900                 252,057
City Holding                                           4,370                 187,997
Commerce Bancshares                                    5,910                 259,567
CVB Financial                                         17,000                 180,200
Financial Institutions                                 3,394                  62,484
First Citizens BancShares Cl A                           809                 128,987
First Regional Bancorp                                 2,891(b)               30,847

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
Oriental Financial Group                              31,993(c)             $582,273
PrivateBancorp                                        38,300(d)            1,450,803
Prosperity Bancshares                                 17,800                 568,532
Smithtown Bancorp                                     10,000                 206,100
Southside Bancshares                                     631                  13,813
SVB Financial Group                                   11,845(b)              607,056
UCBH Holdings                                         61,900                 302,072
                                                                     ---------------
Total                                                                      6,808,413
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.2%)
Administaff                                           26,100                 728,712
Advisory Board                                        20,200(b)              932,634
American Reprographics                                55,300(b)            1,011,437
Bowne & Co                                             3,482                  53,518
COMSYS IT Partners                                    11,566(b)              116,123
GeoEye                                                 7,969(b)              135,871
Kenexa                                                 2,800(b)               56,392
Kforce                                                49,000(b)              453,250
Knoll                                                 56,490                 837,747
Korn/Ferry Intl                                       16,800(b)              282,240
Mobile Mini                                           26,700(b)              645,339
Resources Connection                                  28,300                 594,583
School Specialty                                       8,500(b)              266,815
Standard Parking                                       1,945(b)               41,701
Stericycle                                             6,400(b)              373,120
TeleTech Holdings                                     49,300(b)            1,273,912
Waste Connections                                     20,500(b)              673,015
Watson Wyatt Worldwide Cl A                           18,216               1,066,911
                                                                     ---------------
Total                                                                      9,543,320
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
Acme Packet                                           25,200(b)              227,052
ADTRAN                                                38,500                 958,265
CommScope                                              1,286(b)               70,537
Comtech Telecommunications                            10,328(b)              478,186
Foundry Networks                                     101,600(b)            1,381,760
Harmonic                                               2,619(b)               25,195
NETGEAR                                               13,200(b)              250,668
ORBCOMM                                               63,300(b)              391,827
Soapstone Networks                                    10,552                  56,242
                                                                     ---------------
Total                                                                      3,839,732
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMPUTERS & PERIPHERALS (0.8%)
Emulex                                                28,671(b)             $401,967
Immersion                                              2,284(b)               19,574
Lexmark Intl Cl A                                      7,904(b)              291,341
QLogic                                                 2,747(b)               43,375
Stratasys                                             26,400(b)              574,729
Super Micro Computer                                   1,361(b)                9,772
Western Digital                                       11,623(b)              436,211
                                                                     ---------------
Total                                                                      1,776,969
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.6%)
Chicago Bridge & Iron                                 15,078(c)              689,065
EMCOR Group                                           36,814(b)            1,080,490
Foster Wheeler                                         9,100(b)              693,147
Michael Baker                                          5,875(b)              132,011
Perini                                                11,493(b)              442,366
Shaw Group                                             9,647(b)              588,467
                                                                     ---------------
Total                                                                      3,625,546
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Cash America Intl                                     23,382                 836,141
EZCORP Cl A                                            6,926(b)               87,475
                                                                     ---------------
Total                                                                        923,616
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Crown Holdings                                         2,207(b)               63,672
Rock-Tenn Cl A                                        26,435                 943,465
                                                                     ---------------
Total                                                                      1,007,137
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Interactive Brokers Group Cl A                        10,630(b)              346,219
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
CenturyTel                                            14,069                 498,183
Cincinnati Bell                                       30,411(b)              128,030
Consolidated Communications Holdings                  29,100                 436,500
FairPoint Communications                              43,700                 393,300
Iowa Telecommunications Services                      33,400                 641,948
NTELOS Holdings                                       33,757                 942,496
Premiere Global Services                               6,146(b)               93,112
Time Warner Telecom Cl A                              47,200(b)              882,640
                                                                     ---------------
Total                                                                      4,016,209
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ELECTRIC UTILITIES (0.8%)
Cleco                                                 39,900                $996,702
El Paso Electric                                      13,571(b)              293,269
Empire District Electric                              29,000                 599,720
                                                                     ---------------
Total                                                                      1,889,691
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Acuity Brands                                          2,979                 158,632
GrafTech Intl                                         33,708(b)              889,890
Superior Essex                                        12,677(b)              551,450
                                                                     ---------------
Total                                                                      1,599,972
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.5%)
Brightpoint                                            2,200(b)               21,670
Celestica                                             89,034(b,c)            790,622
Dolby Laboratories Cl A                                9,701(b)              465,745
FARO Technologies                                     32,700(b)              937,509
FLIR Systems                                          18,674(b)              736,129
Insight Enterprises                                  105,033(b)            1,407,442
Littelfuse                                            31,600(b)            1,194,164
LoJack                                                 2,238(b)               20,702
Measurement Specialties                               49,700(b)              968,156
Methode Electronics                                   30,915                 353,668
Mettler Toledo Intl                                    5,657(b)              586,631
Plexus                                                10,200(b)              287,946
Rogers                                                 9,700(b)              380,143
ScanSource                                            49,700(b)            1,489,011
Trimble Navigation                                    16,611(b)              661,782
                                                                     ---------------
Total                                                                     10,301,320
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.3%)
Atwood Oceanics                                        3,782(b)              385,424
BASiC Energy Services                                  2,530(b)               72,788
CARBO Ceramics                                        12,600                 600,894
Core Laboratories                                      3,431(b,c)            469,429
Dril-Quip                                             16,361(b)              954,501
Exterran Holdings                                      7,800(b)              573,456
ION Geophysical                                       18,800(b)              308,132
NATCO Group Cl A                                       9,900(b)              467,973
Oceaneering Intl                                       5,334(b)              380,634
Oil States Intl                                       11,788(b)              688,655
Pride Intl                                            20,800(b)              913,952
Trico Marine Services                                  8,323(b)              319,520
Unit                                                   1,923(b)              147,475
W-H Energy Services                                   13,700(b)            1,171,761
                                                                     ---------------
Total                                                                      7,454,594
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD & STAPLES RETAILING (0.9%)
United Natural Foods                                  85,000(b)           $1,807,950
Whole Foods Market                                     6,500                 188,500
                                                                     ---------------
Total                                                                      1,996,450
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
B&G Foods Cl A                                        51,000                 495,720
Cal-Maine Foods                                          828                  25,834
Darling Intl                                          52,642(b)              848,062
Flowers Foods                                          7,252                 203,999
Fresh Del Monte Produce                                6,944(b,c)            205,126
J&J Snack Foods                                       23,000                 668,150
Ralcorp Holdings                                       4,097(b)              245,820
                                                                     ---------------
Total                                                                      2,692,711
------------------------------------------------------------------------------------

GAS UTILITIES (0.7%)
Atmos Energy                                           6,081                 166,559
Laclede Group                                          1,947                  77,880
Natl Fuel Gas                                         10,905                 657,681
Nicor                                                  2,256                  92,112
Piedmont Natural Gas                                   4,931                 133,285
UGI                                                   18,978                 512,026
                                                                     ---------------
Total                                                                      1,639,543
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
Analogic                                               5,013                 335,971
ArthroCare                                            10,800(b)              476,388
Conmed                                                 7,904(b)              210,958
Cooper Companies                                      32,700               1,322,715
ev3                                                   52,600(b)              523,370
Exactech                                               2,078(b)               55,254
IDEXX Laboratories                                     3,901(b)              197,001
Immucor                                               65,600(b)            1,760,048
Integra LifeSciences Holdings                         18,700(b)              785,774
Invacare                                               9,786                 177,909
Kinetic Concepts                                       7,105(b)              308,570
Mentor                                                24,600(d)              775,146
Natus Medical                                         18,600(b)              401,016
RTI Biologics                                         16,900(b)              168,155
Symmetry Medical                                      74,100(b)            1,097,421
Synovis Life Technologies                              6,207(b)              121,533
ZOLL Medical                                           1,870(b)               67,788
                                                                     ---------------
Total                                                                      8,785,017
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.9%)
Air Methods                                           14,800(b)              570,392
Amedisys                                              32,500(b)            1,651,325

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
AMERIGROUP                                             9,894(b)             $273,173
AMN Healthcare Services                               62,200(b)            1,082,902
Animal Health Intl                                    31,900(b)              216,601
Apria Healthcare Group                                38,880(b)              655,128
Centene                                               49,617(b)            1,047,415
Hanger Orthopedic Group                                1,064(b)               13,832
HealthExtras                                          47,600(b)            1,487,500
HealthSpring                                          17,800(b)              330,724
LifePoint Hospitals                                   25,900(b)              828,541
Molina Healthcare                                     19,101(b)              576,086
Owens & Minor                                         21,899               1,039,765
Pediatrix Medical Group                                6,297(b)              338,968
Providence Service                                    22,100(b)              584,545
PSS World Medical                                     43,900(b)              799,858
Psychiatric Solutions                                 61,000(b)            2,224,670
Sunrise Senior Living                                 22,500(b)              595,800
Triple-S Management Cl B                               1,058(b)               20,017
VCA Antech                                            44,400(b)            1,392,828
Virtual Radiologic                                     8,000(b)               81,600
                                                                     ---------------
Total                                                                     15,811,670
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.8%)
Eclipsys                                              22,000(b)              448,800
Phase Forward                                         24,100(b)              417,894
TriZetto Group                                        20,600(b)              442,282
Vital Images                                          28,100(b)              434,145
                                                                     ---------------
Total                                                                      1,743,121
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.9%)
AFC Enterprises                                       16,903(b)              169,030
Bally Technologies                                    10,097(b)              454,466
Bob Evans Farms                                        1,822                  53,038
Burger King Holdings                                   8,951                 255,551
CEC Entertainment                                     23,544(b)              850,880
Cheesecake Factory                                    39,600(b)              793,188
Choice Hotels Intl                                     4,324                 149,827
Morgans Hotel Group                                   23,500(b)              302,445
Red Robin Gourmet Burgers                             19,300(b)              648,673
Texas Roadhouse Cl A                                  48,600(b)              536,058
                                                                     ---------------
Total                                                                      4,213,156
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD DURABLES (0.8%)
Blyth                                                  7,814                $152,060
Helen of Troy                                          1,637(b,c)             29,253
Tupperware Brands                                     16,098                 616,553
Universal Electronics                                 37,539(b)              954,242
                                                                     ---------------
Total                                                                      1,752,108
------------------------------------------------------------------------------------

INSURANCE (4.0%)
Allied World Assurance Holdings                       11,203(c)              510,857
American Financial Group                               6,492                 193,591
American Safety Insurance Holdings                     1,597(b,c)             26,031
Amerisafe                                              4,885(b)               77,623
Aspen Insurance Holdings                              44,875(c)            1,147,005
HCC Insurance Holdings                                57,050               1,361,213
Hilb Rogal & Hobbs                                    42,700               1,321,992
Infinity Property & Casualty                           1,400                  56,448
LandAmerica Financial Group                           26,700(d)              795,126
Montpelier Re Holdings                                21,900(c)              367,263
Navigators Group                                         657(b)               33,172
Platinum Underwriters Holdings                        11,897(c)              421,987
Reinsurance Group of America                           4,722                 242,805
RLI                                                    9,600                 490,944
StanCorp Financial Group                              27,400               1,506,726
Tower Group                                           24,300                 633,501
                                                                     ---------------
Total                                                                      9,186,284
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.9%)
1-800-FLOWERS.com Cl A                                16,668(b)              138,011
FTD Group                                             17,900                 264,025
GSI Commerce                                          25,600(b)              370,944
PC Mall                                               15,438(b)              199,768
PetMed Express                                        26,000(b)              362,700
priceline.com                                          4,410(b)              593,277
Systemax                                               9,053                 175,447
                                                                     ---------------
Total                                                                      2,104,172
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET SOFTWARE & SERVICES (1.1%)
DealerTrack Holdings                                  23,000(b)             $483,920
Digital River                                          1,600(b)               64,096
EarthLink                                             44,269(b)              424,982
Open Text                                              5,142(b,c)            184,649
SAVVIS                                                21,800(b)              363,624
Websense                                              59,900(b)            1,053,642
                                                                     ---------------
Total                                                                      2,574,913
------------------------------------------------------------------------------------

IT SERVICES (2.4%)
Acxiom                                                22,567                 331,058
Alliance Data Systems                                 10,400(b)              624,416
CGI Group Cl A                                         3,520(b,c)             38,227
Global Payments                                       38,000               1,794,360
Hewitt Associates Cl A                                 7,293(b)              285,594
ManTech Intl Cl A                                      2,390(b)              120,528
MPS Group                                             12,400(b)              142,352
NCI Cl A                                                 602(b)               12,642
SRA Intl Cl A                                         18,200(b)              429,156
Sykes Enterprises                                     51,100(b)            1,058,281
Wright Express                                        18,900(b)              604,422
                                                                     ---------------
Total                                                                      5,441,036
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
JAKKS Pacific                                         16,331(b)              385,412
Polaris Inds                                          16,913(d)              807,088
Sport Supply Group                                     2,489                  25,910
                                                                     ---------------
Total                                                                      1,218,410
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (3.0%)
Bio-Rad Laboratories Cl A                                854(b)               76,416
eResearchTechnology                                   27,270(b)              436,047
ICON ADR                                              17,300(b,c)          1,219,650
Invitrogen                                            14,800(b)              680,208
Kendle Intl                                           12,500(b)              472,375
PerkinElmer                                           63,400               1,792,952
PharmaNet Development Group                           18,200(b)              307,216
Techne                                                15,900(b)            1,248,150
Varian                                                 9,900(b)              549,351
                                                                     ---------------
Total                                                                      6,782,365
------------------------------------------------------------------------------------

MACHINERY (6.2%)
Actuant Cl A                                          65,888               2,405,571
Altra Holdings                                           829(b)               14,441
Axsys Technologies                                       745(b)               44,074
Bucyrus Intl                                          14,000                 990,920
Chart Inds                                            11,209(b)              469,545

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Clarcor                                               28,600              $1,241,812
EnPro Inds                                               288(b)               11,549
Flow Intl                                             48,000(b)              487,680
Gardner Denver                                        16,438(b)              872,200
Graco                                                 64,500               2,607,091
IDEX                                                  53,400               2,074,056
Mueller Inds                                           5,155                 184,497
Nordson                                               14,900               1,070,565
RBC Bearings                                          30,800(b)            1,160,544
Robbins & Myers                                       14,129                 572,083
Tecumseh Products Cl A                                 1,499(b)               52,330
                                                                     ---------------
Total                                                                     14,258,958
------------------------------------------------------------------------------------

MARINE (0.4%)
Horizon Lines Cl A                                    26,700                 335,619
Kirby                                                  8,771(b)              488,194
                                                                     ---------------
Total                                                                        823,813
------------------------------------------------------------------------------------

MEDIA (1.7%)
Cinemark Holdings                                     14,900                 215,603
DreamWorks Animation SKG Cl A                         17,964(b)              567,123
Entravision Communications Cl A                      155,400(b)              829,836
John Wiley & Sons Cl A                                20,100                 949,725
Regal Entertainment Group Cl A                        53,100                 932,967
Valassis Communications                               24,495(b)              389,226
                                                                     ---------------
Total                                                                      3,884,480
------------------------------------------------------------------------------------

METALS & MINING (2.2%)
AK Steel Holding                                       1,009                  71,639
Century Aluminum                                       9,900(b)              722,700
Cleveland-Cliffs                                       8,400                 896,280
Coeur d'Alene Mines                                   80,900(b)              253,217
Commercial Metals                                     12,400                 453,840
Eldorado Gold                                        104,300(b,c)            843,787
Haynes Intl                                           15,500(b)            1,059,115
Reliance Steel & Aluminum                             11,900                 808,843
                                                                     ---------------
Total                                                                      5,109,421
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Big Lots                                              20,884(b)              648,657
Dollar Tree                                           10,492(b)              387,155
                                                                     ---------------
Total                                                                      1,035,812
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (5.8%)
Arena Resources                                       13,000(b)             $650,910
Berry Petroleum Cl A                                  15,200                 820,800
Bill Barrett                                          12,400(b)              667,492
Comstock Resources                                    30,700(b)            1,760,645
Concho Resources                                      13,700(b)              437,030
Denbury Resources                                     20,200(b)              687,406
Encore Acquisition                                     7,800(b)              520,962
EXCO Resources                                        89,300(b)            2,227,141
Holly                                                 14,299                 606,993
Massey Energy                                         11,073                 715,537
McMoRan Exploration                                    4,290(b)              136,937
Parallel Petroleum                                    74,200(b)            1,558,942
Petrohawk Energy                                      17,300(b)              508,274
Stone Energy                                          13,808(b)              933,145
W&T Offshore                                          15,589                 869,243
                                                                     ---------------
Total                                                                     13,101,457
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies                                  43,840(b)              466,458
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
USANA Health Sciences                                 18,800(b,d)            478,460
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
King Pharmaceuticals                                  35,545(b)              364,692
KV Pharmaceutical Cl A                                30,300(b)              757,803
Medicis Pharmaceutical Cl A                           13,656                 324,740
Perrigo                                                9,100                 333,151
ViroPharma                                               214(b)                2,052
VIVUS                                                 42,411(b)              290,091
Watson Pharmaceuticals                                 6,164(b)              176,044
                                                                     ---------------
Total                                                                      2,248,573
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.1%)
Annaly Capital Management                             14,000                 249,340
BioMed Realty Trust                                    8,822                 231,842
Entertainment Properties Trust                         1,489                  81,969
Equity Lifestyle Properties                           15,697                 779,984
Essex Property Trust                                   3,531                 421,849
Extra Space Storage                                   23,203                 386,330
First Potomac Realty Trust                            46,300                 807,472
Gladstone Commercial                                  23,800                 429,114
Jer Investors Trust                                   40,300(d)              361,894
Lexington Realty Trust                                   869                  13,548

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (CONT.)
Medical Properties Trust                               5,102                 $62,295
MFA Mtge Investments                                  98,600                 716,822
NorthStar Realty Finance                              51,100(d)              511,000
Senior Housing Properties Trust                       13,457                 298,880
Sovran Self Storage                                    1,649                  72,869
Sunstone Hotel Investors                              47,000                 904,750
Taubman Centers                                       14,577                 783,514
                                                                     ---------------
Total                                                                      7,113,472
------------------------------------------------------------------------------------

ROAD & RAIL (1.7%)
Arkansas Best                                          3,519                 130,766
Celadon Group                                         29,100(b)              331,740
Con-way                                                2,636                 128,663
Heartland Express                                     65,500               1,008,700
JB Hunt Transport Services                            23,400                 815,256
Knight Transportation                                 41,800(d)              763,268
Landstar System                                        6,605                 368,031
Vitran                                                13,700(b,c)            202,623
                                                                     ---------------
Total                                                                      3,749,047
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Amkor Technology                                      18,053(b)              192,445
ASM Intl                                              10,119(c)              259,552
ATMI                                                  30,000(b)              897,900
Cavium Networks                                       33,800(b)              880,828
FormFactor                                            11,900(b)              259,777
Microsemi                                             34,288(b)              939,491
Natl Semiconductor                                     2,934                  61,761
OmniVision Technologies                               33,956(b)              550,087
Pericom Semiconductor                                  5,817(b)              109,011
Power Integrations                                    46,300(b)            1,510,769
Skyworks Solutions                                    40,809(b)              421,557
Standard Microsystems                                 14,727(b)              480,100
Varian Semiconductor Equipment Associates             10,263(b)              390,302
Verigy                                                20,400(b,c)            521,016
Volterra Semiconductor                                 2,799(b)               44,504
                                                                     ---------------
Total                                                                      7,519,100
------------------------------------------------------------------------------------

SOFTWARE (3.4%)
ANSYS                                                 10,845(b)              512,969
Blackbaud                                             34,100                 806,806
CommVault Systems                                     46,000(b)              805,460
Epicor Software                                       55,400(b)              475,332
JDA Software Group                                     8,127(b)              165,791

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOFTWARE (CONT.)
Lawson Software                                       40,800(b)             $355,776
Manhattan Associates                                     524(b)               13,310
Mentor Graphics                                        3,371(b)               39,272
Parametric Technology                                  4,289(b)               80,547
Quest Software                                        55,900(b)              950,859
Radiant Systems                                       10,933(b)              148,251
Solera Holdings                                       27,587(b)              752,297
SPSS                                                  18,861(b)              742,558
Sybase                                                27,513(b)              880,966
Synopsys                                              21,143(b)              557,118
THQ                                                   24,400(b)              523,380
                                                                     ---------------
Total                                                                      7,810,692
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
America's Car-Mart                                     6,857(b)              113,072
Citi Trends                                           17,900(b)              397,380
Gymboree                                              21,958(b)            1,013,141
J Crew Group                                           1,443(b)               53,781
Rent-A-Center                                         12,774(b)              267,999
Select Comfort                                       124,850(b)              368,308
Tween Brands                                          18,900(b)              375,354
Wet Seal Cl A                                         91,100(b)              408,128
                                                                     ---------------
Total                                                                      2,997,163
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Fossil                                                 1,806(b)               57,268
Maidenform Brands                                     10,298(b)              154,882
Movado Group                                           3,469                  77,012
Perry Ellis Intl                                       8,258(b)              225,113
Skechers USA Cl A                                      6,067(b)              145,911
Volcom                                                29,500(b)              747,235
Warnaco Group                                         24,255(b)            1,168,849
                                                                     ---------------
Total                                                                      2,576,270
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Charter Financial                                        782                  24,981
WSFS Financial                                         7,900                 402,505
                                                                     ---------------
Total                                                                        427,486
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (--%)
Alliance One Intl                                      6,586(b)              $39,582
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
Beacon Roofing Supply                                 93,037(b)            1,135,982
Interline Brands                                      41,500(b)              741,190
Rush Enterprises Cl A                                 45,600(b)              737,808
Watsco                                                31,000(d)            1,441,500
WESCO Intl                                             2,800(b)              124,068
                                                                     ---------------
Total                                                                      4,180,548
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Macquarie Infrastructure LLC                          12,700                 422,148
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Centennial Communications                             99,000(b)              749,430
SBA Communications Cl A                               48,400(b)            1,801,448
Syniverse Holdings                                    38,182(b)              823,204
                                                                     ---------------
Total                                                                      3,374,082
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $205,077,714)                                                    $222,098,549
------------------------------------------------------------------------------------

MONEY MARKET FUND (5.0%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.60%                                 11,250,183(f)          $11,250,183
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,250,183)                                                      $11,250,183
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $216,327,897)(g)                                                 $233,348,732
------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 3.8% of net assets.

(d) At May 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  25

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.5% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.5% of net assets.

(f) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(g) At May 31, 2008, the cost of securities for federal income tax purposes was $218,223,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $28,249,585
Unrealized depreciation                                            (13,124,354)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $15,125,231
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $205,077,714)         $222,098,549
   Affiliated money market fund (identified cost
      $11,250,183)                                                11,250,183
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $216,327,897)                                                 233,348,732
Capital shares receivable                                             66,068
Dividends receivable                                                  61,353
Receivable for investment securities sold                          4,581,604
----------------------------------------------------------------------------
Total assets                                                     238,057,757
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               262,646
Payable for investment securities purchased                        4,725,078
Payable upon return of securities loaned                           5,755,600
Accrued investment management services fees                            5,995
Accrued distribution fees                                             46,898
Accrued transfer agency fees                                           1,077
Accrued administrative services fees                                     494
Accrued plan administration services fees                                660
Other accrued expenses                                               128,946
----------------------------------------------------------------------------
Total liabilities                                                 10,927,394
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $227,130,363
============================================================================

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  27

MAY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                                $    425,743
Additional paid-in capital                                                      231,932,424
Excess of distributions over net investment income                                   (2,551)
Accumulated net realized gain (loss)                                            (22,246,088)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            17,020,835
-------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $227,130,363
===========================================================================================
Net assets applicable to outstanding
   shares:                                   Class A                           $196,047,618
                                             Class B                           $ 25,634,234
                                             Class C                           $  2,237,185
                                             Class I                           $      9,369
                                             Class R4                          $  3,201,957
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           36,467,629    $       5.38
                                             Class B shares       5,074,867    $       5.05
                                             Class C shares         443,555    $       5.04
                                             Class I shares           1,724    $       5.43
                                             Class R4 shares        586,546    $       5.46
-------------------------------------------------------------------------------------------
*Including securities on loan, at value                                        $  5,549,464
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $5.71. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  1,831,910
Interest                                                                 551
Income distributions from affiliated money market fund               252,821
Fee income from securities lending                                   131,547
      Less foreign taxes withheld                                     (2,766)
----------------------------------------------------------------------------
Total income                                                       2,214,063
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                2,441,742
Distribution fees
   Class A                                                           557,309
   Class B                                                           310,825
   Class C                                                            26,458
Transfer agency fees
   Class A                                                           537,461
   Class B                                                            79,581
   Class C                                                             6,579
   Class R4                                                            1,740
Administrative services fees                                         208,114
Plan administration services fees -- Class R4                          8,702
Compensation of board members                                          4,809
Custodian fees                                                       263,358
Printing and postage                                                  89,328
Registration fees                                                     48,348
Professional fees                                                     31,438
Other                                                                 14,496
----------------------------------------------------------------------------
Total expenses                                                     4,630,288
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                (976,078)
   Earnings and bank fee credits on cash balances                    (14,967)
----------------------------------------------------------------------------
Total net expenses                                                 3,639,243
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (1,425,180)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          11,472,864
   Foreign currency transactions                                     (22,645)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           11,450,219
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (43,720,670)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (32,270,451)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(33,695,631)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                            2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ (1,425,180)   $ (2,047,643)
Net realized gain (loss) on investments                     11,450,219      34,208,725
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       (43,720,670)     17,517,204
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (33,695,631)     49,678,286
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                              (26,018,403)    (10,826,062)
      Class B                                               (3,775,350)     (1,893,490)
      Class C                                                 (323,974)       (143,177)
      Class I                                                   (1,236)           (421)
      Class R4                                                (413,170)       (137,066)
--------------------------------------------------------------------------------------
Total distributions                                        (30,532,133)    (13,000,216)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
      Class A shares                                        20,007,195      22,297,682
      Class B shares                                         2,573,166       2,924,233
      Class C shares                                           284,363         283,362
      Class I shares                                                --         320,399
      Class R4 shares                                          693,992         684,649
Reinvestment of distributions at net asset value
      Class A shares                                        25,538,787      10,655,108
      Class B shares                                         3,719,181       1,867,549
      Class C shares                                           315,340         142,122
      Class R4 shares                                          411,736         136,578
Payments for redemptions
      Class A shares                                       (69,479,034)    (92,688,605)
      Class B shares                                       (16,314,699)    (25,629,464)
      Class C shares                                        (1,027,889)     (1,448,164)
      Class I shares                                                --     (13,036,322)
      Class R4 shares                                       (1,130,329)     (1,004,382)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (34,408,191)    (94,495,255)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (98,635,955)    (57,817,185)
Net assets at beginning of year                            325,766,318     383,583,503
--------------------------------------------------------------------------------------
Net assets at end of year                                 $227,130,363    $325,766,318
======================================================================================
Excess of distributions over net investment income        $     (2,551)   $   (180,329)
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Equity Fund (the Fund) (formerly RiverSource Small Cap Equity Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT 31 readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At May 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT 33 to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post-October losses, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,602,958 and accumulated net realized loss has been decreased by $14,015,582 resulting in a net reclassification adjustment to decrease paid-in capital by $15,618,540.

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                   2008           2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $11,860,160            $--
      Long-term capital gain..................     14,158,243     10,826,062
CLASS B
Distributions paid from:
      Ordinary income.........................      1,721,466             --
      Long-term capital gain..................      2,053,884      1,893,490
CLASS C
Distributions paid from:
      Ordinary income.........................        147,725             --
      Long-term capital gain..................        176,249        143,177
CLASS I
Distributions paid from:
      Ordinary income.........................            564             --
      Long-term capital gain..................            672            421
CLASS R4
Distributions paid from:
      Ordinary income.........................        188,389             --
      Long-term capital gain..................        224,781        137,066

At May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $         --
Undistributed accumulated long-term gain..................    $         --
Accumulated realized loss.................................    $(20,350,484)
Unrealized appreciation (depreciation)....................    $ 15,122,680

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT 35 footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning June 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $75,993 for the year ended May 31, 2008. The management fee for the year ended May 31, 2008, was 0.94% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

SUBADVISORY AGREEMENTS

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Jennison Associates LLC (Jennison), each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets. Effective Feb. 22, 2008, Jennison replaced Wellington Management Company, LLP as a subadviser to the Fund.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended May 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2008, other expenses paid to this company were $1,420.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  37

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $157,300 for Class A, $27,309 for Class B and $131 for Class C for the year ended May 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.....................................................    1.31%
Class B.....................................................    2.07
Class C.....................................................    2.07
Class I.....................................................    0.90
Class R4....................................................    1.16

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.....................................................    $182,402
Class B.....................................................      27,399
Class C.....................................................       2,159
Class R4....................................................          18

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4....................................................    $1,505

The management fees waived/reimbursed at the Fund level were $762,595.

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

Under an agreement, which was effective until May 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.34%
Class B.....................................................    2.10
Class C.....................................................    2.10
Class I.....................................................    0.93
Class R4....................................................    1.23

Effective June 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.35%
Class B.....................................................    2.12
Class C.....................................................    2.11
Class I.....................................................    0.90
Class R4....................................................    1.20

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended May 31, 2008, the Fund's custodian and transfer agency fees were reduced by $14,967 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $271,424,953 and $335,571,373, respectively, for the year ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,780 for the year ended May 31, 2008.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  39

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED MAY 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       3,398,616      4,864,531      (12,271,465)       (4,008,318)
Class B                         475,145        751,350       (2,898,020)       (1,671,525)
Class C                          53,331         63,834         (194,699)          (77,534)
Class R4                        122,244         77,249         (203,472)           (3,979)
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED MAY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       3,814,301      1,772,896      (15,296,865)       (9,709,668)
Class B                         510,579        324,791       (4,507,413)       (3,672,043)
Class C                          49,323         24,760         (249,755)         (175,672)
Class I                          53,523             --       (2,304,710)       (2,251,187)
Class R4                        111,202         22,464         (166,668)          (33,002)
----------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2008, securities valued at $5,549,464 were on loan to brokers. For collateral, the Fund received $5,755,600 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $131,547 for the year ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $5,596 for the year ended May 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $117,693,174 and $118,996,662, respectively, for the year ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended May 31, 2008.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $14,147,440 at May 31, 2008, that if not offset by capital gains will expire in 2010.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At May 31, 2008, the Fund had a post-

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  41

October loss of $6,203,044 that is treated for income tax purposes as occurring on June 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  43

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.79          $6.01          $5.81          $5.63          $4.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)(b)       (.03)          (.04)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                               (.66)          1.05            .98            .86           1.32
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.69)          1.02            .94            .82           1.29
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.72)          (.24)          (.74)          (.64)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.38          $6.79          $6.01          $5.81          $5.63
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $196           $275           $302           $123            $92
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.69%          1.58%          1.76%          1.81%          1.91%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.31%          1.32%          1.51%          1.55%          1.54%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.45%)         (.50%)         (.74%)         (.84%)         (.80%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    106%            70%            88%            88%           139%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (9.95%)        17.57%         16.60%         14.62%         29.45%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.30% for the year ended May 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.47          $5.79          $5.66          $5.54          $4.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.07)(b)       (.08)          (.09)          (.08)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.63)          1.00            .96            .84           1.31
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.70)           .92            .87            .76           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.72)          (.24)          (.74)          (.64)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.05          $6.47          $5.79          $5.66          $5.54
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $26            $44            $60            $46            $41
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.45%          2.35%          2.54%          2.58%          2.67%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.07%          2.09%          2.29%          2.31%          2.31%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.21%)        (1.27%)        (1.53%)        (1.60%)        (1.56%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    106%            70%            88%            88%           139%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (10.65%)        16.49%         15.76%         13.73%         28.57%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.06% for the year ended May 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.46          $5.78          $5.65          $5.53          $4.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.07)(b)       (.08)          (.09)          (.09)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.63)          1.00            .96            .85           1.31
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.70)           .92            .87            .76           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.72)          (.24)          (.74)          (.64)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.04          $6.46          $5.78          $5.65          $5.53
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $3             $4             $4             $4
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.45%          2.34%          2.54%          2.57%          2.67%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.07%          2.09%          2.29%          2.31%          2.30%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.22%)        (1.26%)        (1.53%)        (1.60%)        (1.55%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    106%            70%            88%            88%           139%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (10.66%)        16.52%         15.78%         13.74%         28.64%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.06% for the year ended May 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $6.83          $6.09          $5.86          $5.66          $5.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(c),(d)        --         (.03)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                               (.68)           .98           1.00            .87           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.68)           .98            .97            .84           (.33)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.72)          (.24)          (.74)          (.64)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.43          $6.83          $6.09          $5.86          $5.66
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $14             $7             $4
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)              1.19%          1.09%          1.29%          1.32%          1.66%(g)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)           .90%           .97%          1.24%          1.30%          1.06%(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.05%)         (.06%)         (.47%)         (.59%)          .18%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    106%            70%            88%            88%           139%
-----------------------------------------------------------------------------------------------------------
Total return                             (9.75%)        16.68%         16.98%         14.89%         (5.51%)(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d)  Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(j)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  47

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,              2008              2007           2006           2005           2004
Net asset value, beginning of period       $6.87          $6.07          $5.85          $5.65          $4.41
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.02)(b)       (.02)          (.03)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                (.67)          1.06            .99            .88           1.33
------------------------------------------------------------------------------------------------------------
Total from investment operations            (.69)          1.04            .96            .84           1.30
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains           (.72)          (.24)          (.74)          (.64)          (.06)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $5.46          $6.87          $6.07          $5.85          $5.65
------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                    $3             $4             $4            $--            $--
------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)               1.50%          1.39%          1.53%          1.63%          1.73%
------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           1.16%          1.15%          1.30%          1.37%          1.37%
------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (.29%)         (.33%)         (.50%)         (.67%)         (.57%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     106%            70%            88%            88%           139%
------------------------------------------------------------------------------------------------------------
Total return                              (9.84%)        17.72%         16.84%         14.92%         29.61%
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.15% for the year ended May 31, 2008.

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Equity Fund (the
Fund), formerly the RiverSource Small Cap Equity Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  49

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Equity Fund of the RiverSource Managers Series, Inc. at May 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
July 22, 2008

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38991

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38991

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  51

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38991

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38991

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38991

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 54 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  55

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadvisers and the selection and monitoring processes for the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are

--------------------------------------------------------------------------------

 58 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT  59

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 60 RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE PARTNERS SMALL CAP EQUITY FUND

     (formerly RiverSource Small Cap Equity Fund)

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6237 L (7/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS SMALL CAP VALUE FUND
(FORMERLY RIVERSOURCE SMALL CAP VALUE FUND)

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS SMALL CAP
VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL APPRECIATION.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     14

Fund Expenses Example...............     16

Portfolio of Investments............     19

Financial Statements................     26

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     53

Federal Income Tax Information......     55

Board Members and Officers..........     58

Approval of Investment Management
   Services Agreement...............     62

Proxy Voting........................     65

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Value Fund (the Fund) (formerly RiverSource
  Small Cap Value Fund) Class A shares declined 15.03% (excluding sales charge) for the annual period ended May 31, 2008.

> The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which fell 15.33% for the same 12-month period.

> The Fund underperformed its peer group, as represented by the Lipper Small-Cap
  Value Funds Index, which declined 12.56% for the period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2008)
--------------------------------------------------------------------------------

                                                                  Since
                            1 year    3 years    5 years       inception(a)
-----------------------------------------------------------------------------------
RiverSource Partners
  Small Cap Value Fund
  Class A (excluding
  sales charge)             -15.03%   +6.18%     +12.04%         +9.09%
-----------------------------------------------------------------------------------
Russell 2000 Value Index
  (unmanaged)               -15.33%   +6.38%     +12.64%         +9.39%
-----------------------------------------------------------------------------------
Lipper Small-Cap Value
  Funds Index               -12.56%   +7.41%     +13.87%        +10.07%
-----------------------------------------------------------------------------------

(a) Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM        SIZE
X                          SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                                Net Fund
                                                   and
                                                Acquired
                                                  Fund
                         Total       Net       (Underlying
                         Fund    Expenses(a)    Fund)(b)
--------------------------------------------------------------
Class A                  1.56%      1.38%         1.39%
--------------------------------------------------------------
Class B                  2.33%      2.15%         2.16%
--------------------------------------------------------------
Class C                  2.33%      2.14%         2.15%
--------------------------------------------------------------
Class I                  1.05%      0.93%         0.94%
--------------------------------------------------------------
Class R2                 1.84%      1.73%         1.74%
--------------------------------------------------------------
Class R3                 1.63%      1.48%         1.49%
--------------------------------------------------------------
Class R4                 1.35%      1.23%         1.24%
--------------------------------------------------------------
Class R5                 1.08%      0.98%         0.99%
--------------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04% for the year ended May 31, 2008), will not exceed 1.42% for Class A, 2.19% for Class B, 2.18% for Class C, 0.97% for Class I, 1.77% for Class R2, 1.52% for Class R3, 1.27% for Class R4 and 1.02% for Class R5.
(b)  In addition to the Fund's total annual
     operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.01% for the year ended May 31, 2008.

Investments in small-capitalization companies often involve greater risks and a potential for more volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)         -15.03%    +6.18%   +12.04%     +9.09%
--------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -15.64%    +5.64%   +11.49%     +8.48%
--------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -15.61%    +5.57%   +11.42%     +8.50%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -14.54%    +6.58%      N/A      +6.71%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -15.22%      N/A       N/A      -4.60%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -14.72%      N/A       N/A      -4.12%
--------------------------------------------------------------------------------
 Class R4 (inception 6/18/01)        -14.56%    +6.39%   +12.21%     +9.27%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -14.54%      N/A       N/A      -3.89%
--------------------------------------------------------------------------------
WITH SALES CHARGE
 Class A (inception 6/18/01)         -19.91%    +4.12%   +10.71%     +8.16%
--------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -19.19%    +4.81%   +11.25%     +8.48%
--------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -16.32%    +5.57%   +11.42%     +8.50%
--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/18/01)         -21.37%    +1.81%    +9.32%     +7.47%
--------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -21.81%    +1.29%    +8.83%     +6.89%
--------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -21.89%    +1.29%    +8.81%     +6.91%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -20.90%    +2.23%      N/A      +4.22%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -21.69%      N/A       N/A     -10.30%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -21.16%      N/A       N/A      -9.82%
--------------------------------------------------------------------------------
 Class R4 (inception 6/18/01)        -20.82%    +2.08%    +9.57%     +7.68%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -21.09%      N/A       N/A      -9.59%
--------------------------------------------------------------------------------
WITH SALES CHARGE
 Class A (inception 6/18/01)         -25.87%    -0.20%    +8.01%     +6.57%
--------------------------------------------------------------------------------
 Class B (inception 6/18/01)         -25.09%    +0.50%    +8.60%     +6.89%
--------------------------------------------------------------------------------
 Class C (inception 6/18/01)         -22.55%    +1.29%    +8.81%     +6.91%
--------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks with the goal of providing long-term capital appreciation. As of May 31, 2008, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 28%; Metropolitan West Capital Management, LLC (MetWest Capital) managed approximately 25%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 24%; and Franklin Portfolio Associates LLC (Franklin) managed approximately 23% of the Fund's assets. As of June 6, 2008, Federated MDTA, LLC (MDTA) replaced Franklin as a manager.

Dear Shareholders,
RiverSource Partners Small Cap Value Fund (the Fund) Class A shares declined 15.03% (excluding sales charge) for the annual period ended May 31, 2008. The Fund outperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which fell 15.33%. The Fund underperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which declined 12.56% for the period.

SECTOR DIVERSIFICATION(1) (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              15.9%
--------------------------------------------------------------
Consumer Staples                                     1.3%
--------------------------------------------------------------
Energy                                               6.4%
--------------------------------------------------------------
Financials                                          15.3%
--------------------------------------------------------------
Health Care                                          4.6%
--------------------------------------------------------------
Industrials                                         15.6%
--------------------------------------------------------------
Information Technology                              17.6%
--------------------------------------------------------------
Materials                                            4.3%
--------------------------------------------------------------
Telecommunication Services                           0.8%
--------------------------------------------------------------
Utilities                                            2.7%
--------------------------------------------------------------
Other(2)                                            15.5%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents(3).
(3) Of the 15.5%, 5.2% is due to security lending activity and 10.3% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
BARROW HANLEY: In our portion of the Fund, stock selection within the industrials sector contributed significantly to performance relative to the Russell Index. Top contributors from this sector included FLOWSERVE, KAYDON, KIRBY CORP. and HARSCO CORP. Within the energy sector, our selections also added significant value with ENCORE ACQUISITION and EXCO RESOURCES being two notable contributors.

We have been unable to find value in the financials sector for quite some time and, accordingly, have very little exposure to this sector. During the 12-month period, our defensive underweight in this sector helped overall performance in our portion of the Fund vs. the Russell Index. Elsewhere, an overweight in the consumer discretionary sector performed well, but was more than offset by our security selection in this sector. The largest detractors for the annual period were MEN'S WEARHOUSE, BRUNSWICK CORP. and VISHAY INTERTECHNOLOGY.

METWEST CAPITAL: During the annual period, our portion of the Fund was most significantly affected by the negative environment for small-cap value stocks. All but two of the 10 sectors in the Russell Index declined. Stock selection in our portion of the Fund was strongest in the consumer discretionary and information technology sectors. As a result of the bottom-up stock selection decisions, our underweight in financials added value over the period, as it was the second-worst performing sector.

TOP TEN HOLDINGS (at May 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

MI Developments Cl A                                 1.5%
--------------------------------------------------------------
Plexus                                               1.4%
--------------------------------------------------------------
IPC Holdings                                         1.4%
--------------------------------------------------------------
Air France-KLM ADR                                   1.4%
--------------------------------------------------------------
Terex                                                1.3%
--------------------------------------------------------------
Valassis Communications                              1.3%
--------------------------------------------------------------
Lear                                                 1.2%
--------------------------------------------------------------
Stone Energy                                         1.2%
--------------------------------------------------------------
Mentor Graphics                                      1.1%
--------------------------------------------------------------
Kaydon                                               1.1%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Detracting from performance was our stock selection in financials, which was weak, although this weakness was partially offset by the positive impact of a sector underweight. An overweight in the consumer discretionary sector also detracted from performance, but was more than made up for by favorable stock selection in the sector. Lackluster stock selection in health care and materials also subtracted value during the year.

In consumer discretionary, cable company CENTRAL EUROPEAN MEDIA was the top performer. While stock selection in consumer discretionary was a net positive in our portion of the Fund for the year, a couple of our worst performers were also in this sector. SELECT COMFORT, manufacturer of adjustable Sleep Number(R) beds, was a primary detractor and was sold. On the other hand, we remain committed to the other underperformer, book retailer BORDERS GROUP. Our review of BORDERS concluded that the stock was oversold on news a private equity firm had backed out of purchasing the firm's Australian and New Zealand operations. Our investment team noted that BORDERS has minimal inventory risk, which is rare among retailers, and should give the company considerable downside protection.

In information technology, BUSINESS OBJECTS, S.A. and PLEXUS CORP. were the top performers. In the financials sector, W HOLDING COMPANY and BOSTON PRIVATE FINANCIAL HOLDINGS were the principal detractors. We took advantage of what we believed to be overreactions to perceived negative news and added to our position in BOSTON PRIVATE during its period of weakness. In health care, ADVANCED MEDICAL OPTICS was a detractor.

ADVANCED MEDICAL OPTICS shares sold off in sympathy of weakening consumer spending due to the company's involvement in elective laser vision correction surgery. However, we believe this company will be an excellent long-term investment given its leading position in the growing eye care industry.

DONALD SMITH: Small-cap and value stocks have done poorly since the market peak in July 2007. Our universe of low price/book stocks has been particularly weak, and the stocks held in our portion of the Fund have not been immune from the downturn. The cash positions we held helped mitigate losses, as did a few winning stocks, such as STONE ENERGY, CELESTICA, PNM RESOURCES and QUANTA.

--------------------------------------------------------------------------------

              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

In general, the poorer performing stocks were concentrated in two groups: companies impacted by higher oil prices and semiconductors. We include in the former group ALASKA AIR, AIR FRANCE, VISTEON, DILLARD'S, and HEAD. The latter group includes SPANSION and SEMICONDUCTOR MANUFACTURING. Two other stocks that detracted but not included in these two groups were USEC, which suffered from cost overruns on a large, new uranium enrichment facility and 3COM, whose deal to be acquired by Bain Capital was quashed by the U.S. government.

FRANKLIN: Our portion of the portfolio lagged the Russell Index during the annual period. Underperformance relative to the benchmark was a result of bottom-up stock selection, which is consistent with our process that seeks to minimize exposures to industry/sector, market capitalization and other top-down differences from the benchmark. During the period, the stock selection criteria we used to rank securities were the primary detractors from performance. The best performing stock selection themes were those that focused on growth and momentum attributes. In contrast, the themes that the market did not reward were those that focused on how inexpensive a stock was relative to its peers as based on either an income statement or a balance sheet.

Stocks that outperformed also came from various industries. Among the strongest performers were fertilizer manufacturers CF INDUSTRIES and TERRA INDUSTRIES, which both continued to benefit from a year of increased demand and strong pricing for their products. GRAFTECH INTERNATIONAL, an electrode manufacturer, was also a strong performer during the year. Shares of GRAFTECH reached an eight-year high after announcing a doubling of profits in the first quarter of 2008. In the life sciences category, nutritional supplement maker NBTY declined after posting lower than expected growth. Amid a difficult period for casual restaurants, RUBY TUESDAY fared worse than its peers after announcing a decline in same-store sales and higher costs.

CHANGES TO THE FUND'S PORTFOLIO
BARROW HANLEY: Given our methodology, changes to our portion of the portfolio depend significantly on finding companies with the potential for high fundamental improvement, making alterations to the portfolio evolutionary in nature.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

While times are tough, we must remind investors that the U.S. economy and its financial markets have a long and successful history of adaptability, recovery, innovation and growth.
- MetWest Capital

New to the portfolio during the annual period were AARON RENTS INC., FAMILY DOLLAR STORES, KORN/FERRY
INTERNATIONAL, PARALLEL PETROLEUM CORP., STEWART
INFORMATION, WINNEBAGO INDUSTRIES and WOLVERINE
WORLD WIDE.

During the 12-month period, the following stocks were eliminated from our portion of the Fund:
CHAMPION ENTERPRISES INC., COVENANT TRANSPORT,
DOLLAR GENERAL, HELEN OF TROY CORP. and KIRBY.

METWEST CAPITAL: During the period, acquisitions of five companies within our portion of the portfolio were completed. In addition to BUSINESS OBJECTS, buyout offers made during the period included KOMAG and FIRST REPUBLIC BANK. Our position in food distributor PERFORMANCE FOOD GROUP was sold shortly after the company agreed to be acquired by two private equity firms. The liquidation was made in favor of better value opportunities, as the stock was trading very close to the cash deal price, which limited upside potential.

Other sales included composite materials producer
HEXCEL for which we had difficulty identifying additional, unique value catalysts. Michigan-based electric utility ITC HOLDINGS was sold when the stock's price approached our intrinsic value target.
Heavy construction contractor GRANITE CONSTRUCTION was also liquidated from our portion of the portfolio given the current difficult environment for U.S. homebuilders.

With the proceeds of the sales, the team established positions in a few high quality, well-managed businesses including pizza retailer PAPA

--------------------------------------------------------------------------------

              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

JOHN'S INTERNATIONAL, THE COLONIAL BANCGROUP, a commercial bank based in Alabama with considerable operations in Florida, and THE TRIZETTO GROUP, a leading provider of information technology solutions to the health care payer industry. We also made a new investment in AMN HEALTHCARE SERVICES, which we had held in the Fund previously.

DONALD SMITH: In our portion of the portfolio, two stocks were purchased and sold during the year after achieving superior performance: CELESTICA and UTSTARCOM. Positions we eliminated from our portion of the Fund during the year included GENESIS HEALTHCARE, HUTCHINSON TECHNOLOGY, STILLWATER MINING and AIR FRANCE warrants - all at substantial gains. Positions were reduced in other strong performing stocks such as INTEGRATED SILICON, LODGIAN, STONE ENERGY, SUPERIOR INDUSTRIES and TECH DATA. New positions were initiated in AVISTA, COOPER TIRE, IPC HOLDINGS, PNM RESOURCES and SYCAMORE NETWORKS. We increased our stake in USEC. On average, the stocks purchased in our portion of the Fund sell at substantial discounts to book value.

FRANKLIN: We have not made significant changes in our stock selection model or in the weightings of the underlying factors, which remain equally weighted among growth/momentum and valuation metrics. While we continue to refine and improve the individual ranking models, these changes are gradual.

OUR FUTURE STRATEGY
BARROW HANLEY: Generally without exception, we manage the portfolio the same way - stock by stock - seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences, regardless of economic or market outlooks.

We strive to construct our portion of the Fund's portfolio with stocks that are selling at significant discounts to their fundamental long-term value at any stage of their holding period. Our typical holding period is approximately four years. Currently, our portion of the portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted toward beneficiaries of our analysis and economic outlook. We expect economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The construction of our portion of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. The primary value added should continue to come from securities analysis.

METWEST CAPITAL: We continue to adhere to the same bottom-up, fundamentally based investment process that has served us well since the firm's inception. While short-term economic factors such as energy costs, interest rates and housing prices are in the forefront of the media and the minds of many investors, our investment team remains focused on identifying businesses we would like to own in our portion of the Fund for many years. To minimize risk, we invest in high quality companies and broadly diversify the portion of the Fund we manage by sector, industry, company and exposures to such factors as economic cyclicality and interest rate sensitivity. While times are tough, we must remind investors that the U.S. economy and its financial markets have a long and successful history of adaptability, recovery, innovation and growth.

With that in mind, we remain confident that our experienced investment team will continue to identify attractive value investment opportunities in all the major sectors of the equity market. We believe that the current difficult market environment favors our research-intensive, company-focused process. While the portion of the Fund managed by MetWest Capital may experience short periods of underperformance, we remain confident that over a complete market cycle, the investment team's focus on high quality businesses within the small-cap universe will add value for the Fund's shareholders with lower-than-market risk.

DONALD SMITH: We believe that our portfolio segment remains attractively valued compared with the Russell Index, based on the key valuation metrics we monitor. These include price/book value, price/revenue and price/earnings on normalized earnings. The largest industry weighting is in information technology, where we have focused on semiconductor chip companies that sell below book value. We believe that a decline in capital spending for new semiconductor memory capacity should return supply/demand to a better balance and lead to a stabilization in pricing.

As mentioned, some of the holdings in our portion have been negatively impacted by higher oil prices. We are inclined toward the view that oil and other commodity prices are approaching unsustainable, speculative levels.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

The companies whose earnings have suffered from higher input costs appear the most undervalued to us; hence, we believe they would benefit from a decline in energy prices or an eventual pass-through of these costs in their end product prices. Our recent purchases have focused on those companies that sell at discounts to book value and that have adequate liquidity to survive a commodity bubble that lasts longer than we currently expect.


(BARROW, HANLEY,
MEWHINNEY & STRAUSS,
INC. LOGO)
Barrow, Hanley,                      (DSCO LOGO)
Mewhinney & Strauss,         Donald Smith & Co.,
Inc.                                        Inc.

                            (METROPOLITAN WEST LOGO)
                           Metropolitan West Capital
                                Management, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at May 31, 2008                     1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $8,009      $11,288      $16,632        $17,250
---------------------------------------------------------------------------------------------------
        Average annual total return         -19.91%       +4.12%      +10.71%         +8.16%
---------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
        Cumulative value of $10,000          $8,467      $12,039      $18,133        $18,605
---------------------------------------------------------------------------------------------------
        Average annual total return         -15.33%       +6.38%      +12.64%         +9.39%
---------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000          $8,744      $12,392      $19,145        $19,419
---------------------------------------------------------------------------------------------------
        Average annual total return         -12.56%       +7.41%      +13.87%        +10.07%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP VALUE FUND LINE GRAPH)

                                             RIVERSOURCE PARTNERS SMALL
                                               CAP VALUE FUND CLASS A
                                              (INCLUDES SALES CHARGE)     RUSSELL 2000 VALUE INDEX(1)    LIPPER SMALL-CAP VALUE
                                                     ($17,250)                     ($18,605)            FUNDS INDEX(2) ($19,419)
                                             --------------------------   ---------------------------   ------------------------
7/1/01                                                $ 9,425                        $10,000                      $10,000
5/02                                                   11,159                         11,095                       10,937
5/03                                                    9,770                         10,263                       10,144
5/04                                                   12,833                         13,425                       13,666
5/05                                                   14,411                         15,453                       15,670
5/06                                                   16,952                         18,269                       18,611
5/07                                                   20,302                         21,974                       22,208
5/08                                                   17,250                         18,605                       19,419

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds' expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT
                                                               DIRECT       AND INDIRECT
                             BEGINNING         ENDING       EXPENSES PAID   EXPENSES PAID
                           ACCOUNT VALUE   ACCOUNT VALUE     DURING THE      DURING THE
                           DEC. 1, 2007     MAY 31, 2008    PERIOD(A),(C)   PERIOD(B),(C)
-----------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  984.80         $ 6.61          $ 6.66
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,018.20         $ 6.72          $ 6.77
-----------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  981.60         $10.30          $10.35
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,014.47         $10.47          $10.52
-----------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  981.60         $10.35          $10.40
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,014.42         $10.52          $10.57
-----------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  987.50         $ 4.60          $ 4.65
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,020.24         $ 4.67          $ 4.72
-----------------------------------------------------------------------------------------
Class R2
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  984.90         $ 8.54          $ 8.59
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,016.26         $ 8.67          $ 8.72
-----------------------------------------------------------------------------------------
Class R3
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  987.00         $ 7.31          $ 7.36
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,017.50         $ 7.42          $ 7.47
-----------------------------------------------------------------------------------------
Class R4
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  987.10         $ 5.98          $ 6.03
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,018.85         $ 6.07          $ 6.12
-----------------------------------------------------------------------------------------
Class R5
-----------------------------------------------------------------------------------------
   Actual(d)                  $1,000         $  987.10         $ 4.94          $ 4.99
-----------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,019.89         $ 5.02          $ 5.07
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                                FUND'S       ACQUIRED FUND
                                              ANNUALIZED       FEES AND      NET FUND
                                             EXPENSE RATIO     EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Class A                                          1.34%           .01%         1.35%
-------------------------------------------------------------------------------------
Class B                                          2.09%           .01%         2.10%
-------------------------------------------------------------------------------------
Class C                                          2.10%           .01%         2.11%
-------------------------------------------------------------------------------------
Class I                                           .93%           .01%          .94%
-------------------------------------------------------------------------------------
Class R2                                         1.73%           .01%         1.74%
-------------------------------------------------------------------------------------
Class R3                                         1.48%           .01%         1.49%
-------------------------------------------------------------------------------------
Class R4                                         1.21%           .01%         1.22%
-------------------------------------------------------------------------------------
Class R5                                         1.00%           .01%         1.01%
-------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.42% for Class A, 2.19% for Class B, 2.18% for Class C, 0.97% for Class I, 1.77% for Class R2, 1.52% for Class R3, 1.27% for Class R4 and 1.02% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective June 1, 2008. Had this change been in place for the entire six month period ended May 31, 2008, the actual direct expenses paid would have been: $6.66 for Class A, $10.45 for Class B, $10.40 for Class C, $4.45 for Class I, $8.39 for Class R2, $7.21 for Class R3, $5.93 for Class R4 and $4.69 for Class R5; the hypothetical direct expenses paid would have been:
     $6.77 for Class A, $10.62 for Class B, $10.57 for Class C, $4.52 for Class I, $8.52 for Class R2, $7.32 for Class R3, $6.02 for Class R4 and $4.77 for Class R5. Additionally, had this change been in place for the entire six month period ended May 31, 2008, the actual direct and indirect expenses paid would have been: $6.71 for Class A, $10.49 for Class B, $10.45 for Class C, $4.50 for Class I, $8.44 for Class R2, $7.26 for Class R3, $5.98 for Class R4 and $4.74 for Class R5; the hypothetical direct and indirect expenses paid would have been: $6.82 for Class A, $10.67 for Class B, $10.62 for Class C, $4.57 for Class I, $8.57 for R2, $7.37 for Class R3, $6.07 for Class R4 and $4.82 for Class R5.
(d) Based on the actual return for the six months ended May 31, 2008: -1.52% for Class A, - 1.84% for Class B, -1.84% for Class C, -1.25% for Class I, -1.51% for Class R2, -1.30% for Class R3, -1.29% for Class R4 and -1.29% for Class R5.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (88.7%)
ISSUER                                            SHARES                      VALUE(A)
AEROSPACE & DEFENSE (0.2%)
Cubic                                                 27,600                  $697,728
Esterline Technologies                                 5,200(b)                322,036
                                                                       ---------------
Total                                                                        1,019,764
--------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
Forward Air                                           77,000                 2,852,850
Pacer Intl                                            36,100                   810,806
                                                                       ---------------
Total                                                                        3,663,656
--------------------------------------------------------------------------------------

AIRLINES (2.5%)
Air France-KLM ADR                                   286,770(c)              7,706,944
Alaska Air Group                                     281,200(b)              5,491,836
SkyWest                                               19,300                   298,378
                                                                       ---------------
Total                                                                       13,497,158
--------------------------------------------------------------------------------------

AUTO COMPONENTS (3.7%)
American Axle & Mfg Holdings                         270,600                 5,030,454
ATC Technology                                        74,000(b)              1,656,860
Cooper Tire & Rubber                                 173,300                 1,902,834
Lear                                                 254,300(b)              6,548,225
Superior Inds Intl                                   110,098(d)              2,263,615
Visteon                                              569,000(b)              2,298,760
                                                                       ---------------
Total                                                                       19,700,748
--------------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Thor Inds                                             49,000(d)              1,321,040
Winnebago Inds                                       154,800(d)              2,309,616
                                                                       ---------------
Total                                                                        3,630,656
--------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Central European Distribution                         14,700(b)              1,048,992
--------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
Isis Pharmaceuticals                                  28,400(b)                401,576
Martek Biosciences                                    40,300(b)              1,521,728

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
BIOTECHNOLOGY (CONT.)
Momenta Pharmaceuticals                               10,000(b)               $128,200
                                                                       ---------------
Total                                                                        2,051,504
--------------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Knight Capital Group Cl A                             73,700(b)              1,312,597
RiskMetrics Group                                      5,800(b)                120,234
                                                                       ---------------
Total                                                                        1,432,831
--------------------------------------------------------------------------------------

CHEMICALS (2.2%)
Calgon Carbon                                         51,200(b,d)              907,264
CF Inds Holdings                                      16,200                 2,217,780
Minerals Technologies                                  5,000                   348,050
PolyOne                                              809,700(b)              6,267,078
Schulman A                                            24,700                   557,973
Terra Inds                                            14,300                   623,909
WR Grace & Co                                         32,500(b)                880,100
                                                                       ---------------
Total                                                                       11,802,154
--------------------------------------------------------------------------------------

COMMERCIAL BANKS (5.5%)
1st Source                                            15,600                   340,704
Banco Latinoamericano de Exportaciones Series
 E                                                    54,800(c)                993,524
Bank of Hawaii                                        63,200                 3,419,120
Boston Private Financial Holdings                    191,500                 1,614,345
Cathay General Bancorp                               174,800(d)              2,688,424
Chemical Financial                                    20,300                   495,320
Colonial BancGroup                                   264,000                 1,618,320
Cullen/Frost Bankers                                  41,502                 2,319,962
CVB Financial                                        251,000                 2,660,600
First Financial Bancorp                               45,600                   519,384
FirstMerit                                            54,500                 1,101,445
Frontier Financial                                    52,500(d)                771,750

                                             See accompanying Notes to Portfolio
of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
COMMERCIAL BANKS (CONT.)
Great Southern Bancorp                                16,800                  $194,040
Intl Bancshares                                       96,000                 2,432,640
Natl Penn Bancshares                                  31,844                   545,169
Old Natl Bancorp                                      64,700                 1,130,956
Oriental Financial Group                              51,600(c)                939,120
Pacific Capital Bancorp                               56,700                 1,130,598
Park Natl                                              4,300                   304,870
Sterling Financial                                    34,400                   305,472
Susquehanna Bancshares                                41,700                   802,725
SVB Financial Group                                    7,900(b)                404,875
Trustmark                                             18,400                   367,264
Umpqua Holdings                                       27,200                   379,168
United Community Banks                                14,700                   153,762
W Holding                                          1,107,000(c,d)            1,239,840
                                                                       ---------------
Total                                                                       28,873,397
--------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.5%)
CBIZ                                                 118,500(b)              1,009,620
Comfort Systems USA                                   22,800                   305,520
Ennis                                                 38,500                   727,265
G&K Services Cl A                                     40,000                 1,399,600
IKON Office Solutions                                110,800                 1,339,572
Korn/Ferry Intl                                      181,500(b)              3,049,200
LECG                                                  13,800(b)                139,380
Navigant Consulting                                  193,000(b)              3,888,950
Pike Electric                                        140,000(b)              2,182,600
Resources Connection                                  96,000                 2,016,960
Schawk                                               117,000                 1,958,580
School Specialty                                      76,900(b)              2,413,891
United Stationers                                     53,600(b)              2,269,424
Viad                                                  21,400                   705,772
Waste Services                                        34,700(b,c)              279,335
                                                                       ---------------
Total                                                                       23,685,669
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

COMMUNICATIONS EQUIPMENT (1.6%)
3Com                                               2,046,000(b)             $5,155,920
Anaren                                                52,700(b)                685,627
Dycom Inds                                            48,700(b)                835,205
EMS Technologies                                      36,900(b)              1,010,322
Oplink Communications                                 15,300(b)                169,524
Sycamore Networks                                    171,882(b)                582,680
                                                                       ---------------
Total                                                                        8,439,278
--------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
Avid Technology                                      130,877(b,d)            2,808,620
Diebold                                              136,500                 5,386,290
Electronics for Imaging                              170,000(b)              2,816,900
                                                                       ---------------
Total                                                                       11,011,810
--------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
EMCOR Group                                           53,500(b)              1,570,225
Insituform Technologies Cl A                         191,600(b)              3,533,104
Perini                                                27,900(b)              1,073,871
                                                                       ---------------
Total                                                                        6,177,200
--------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
AptarGroup                                            42,200                 1,887,184
--------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Audiovox Cl A                                         62,200(b)                663,052
--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Financial Federal                                     46,700                 1,134,343
Interactive Brokers Group Cl A                        28,000(b)                911,960
                                                                       ---------------
Total                                                                        2,046,303
--------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
General Communication Cl A                           230,000(b)              1,692,800
--------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Central Vermont Public Service                         6,400                   130,176
Cleco                                                 27,800                   694,444
El Paso Electric                                      60,200(b)              1,300,922
Portland General Electric                             10,700                   250,487
Unisource Energy                                       5,600                   189,896
                                                                       ---------------
Total                                                                        2,565,925
--------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

ELECTRICAL EQUIPMENT (2.0%)
Acuity Brands                                         12,300                  $654,975
AMETEK                                                46,000                 2,359,800
GrafTech Intl                                         68,900(b)              1,818,960
LSI Inds                                              22,300                   237,272
Regal-Beloit                                         120,500                 5,603,250
                                                                       ---------------
Total                                                                       10,674,257
--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.5%)
Anixter Intl                                          19,400(b)              1,261,194
Coherent                                              88,000(b)              2,663,760
CTS                                                   35,900                   390,592
Jabil Circuit                                        134,708                 1,713,486
Littelfuse                                           144,300(b)              5,453,097
Mercury Computer Systems                             177,200(b)              1,571,764
Multi-Fineline Electronix                             26,300(b)                527,315
Plexus                                               274,500(b)              7,749,134
ScanSource                                            22,200(b)                665,112
SYNNEX                                                 6,100(b)                151,585
Tech Data                                              5,352(b)                195,830
TTM Technologies                                      33,400(b)                486,304
Vishay Intertechnology                               607,900(b)              6,127,632
                                                                       ---------------
Total                                                                       28,956,805
--------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Bristow Group                                          5,200(b)                271,804
Gulf Island Fabrication                                4,400                   182,072
Oceaneering Intl                                      33,000(b)              2,354,880
Oil States Intl                                       32,100(b)              1,875,282
TETRA Technologies                                   120,000(b)              2,582,400
                                                                       ---------------
Total                                                                        7,266,438
--------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Casey's General Stores                                45,300                   991,617
--------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Cal-Maine Foods                                       12,200                   380,640
Fresh Del Monte Produce                               33,400(b,c)              986,636
Imperial Sugar                                        37,900                   549,550
J&J Snack Foods                                       80,000                 2,324,000
                                                                       ---------------
Total                                                                        4,240,826
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

GAS UTILITIES (0.9%)
New Jersey Resources                                  95,900                $3,194,429
Piedmont Natural Gas                                  52,200                 1,410,966
                                                                       ---------------
Total                                                                        4,605,395
--------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Advanced Medical Optics                              100,000(b,d)            2,422,000
Analogic                                               4,100                   274,782
AngioDynamics                                         16,900(b)                261,781
Conmed                                                47,300(b)              1,262,437
Cooper Companies                                      43,000                 1,739,350
ICU Medical                                           69,000(b)              1,758,120
Invacare                                              21,400                   389,052
Merit Medical Systems                                 13,300(b)                211,736
                                                                       ---------------
Total                                                                        8,319,258
--------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
AMERIGROUP                                            48,200(b)              1,330,802
AMN Healthcare Services                              121,322(b)              2,112,216
Apria Healthcare Group                                41,100(b)                692,535
athenahealth                                          16,900(b)                535,223
Chemed                                                68,500                 2,481,070
Emergency Medical Services Cl A                       73,000(b,d)            1,701,630
HealthSouth                                            8,900(b)                166,697
Magellan Health Services                              64,000(b)              2,576,000
RehabCare Group                                        7,400(b)                125,578
Universal American Financial                          80,000(b)                924,000
                                                                       ---------------
Total                                                                       12,645,751
--------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Jack in the Box                                       11,100(b)                272,727
Lodgian                                              452,548(b)              4,072,932
Papa John's Intl                                      77,000(b)              2,266,110
                                                                       ---------------
Total                                                                        6,611,769
--------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
American Greetings Cl A                               70,700                 1,319,262
Blyth                                                 15,800                   307,468
                                                                       ---------------
Total                                                                        1,626,730
--------------------------------------------------------------------------------------

                                             See accompanying Notes to Portfolio
of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

INSURANCE (5.8%)
American Natl Insurance                               27,300                $3,010,371
American Physicians Capital                           27,450                 1,249,524
Amerisafe                                             38,900(b)                618,121
AmTrust Financial Services                            64,000                   957,440
Aspen Insurance Holdings                              56,000(c)              1,431,360
Commerce Group                                        13,100                   481,687
Infinity Property & Casualty                          49,000                 1,975,680
IPC Holdings                                         271,700(c)              7,716,281
Natl Financial Partners                               10,300                   251,526
Odyssey Re Holdings                                   11,300                   424,202
Phoenix Companies                                     59,900                   606,787
Platinum Underwriters Holdings                        25,500(c)                904,485
Quanta Capital Holdings                            1,317,600(c)              3,517,992
RLI                                                    9,700                   496,058
SeaBright Insurance Holdings                           9,238(b)                141,526
Selective Insurance Group                            155,000                 3,391,400
Stewart Information Services                         116,700                 2,759,955
                                                                       ---------------
Total                                                                       29,934,395
--------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
FTD Group                                             33,700                   497,075
Systemax                                              53,500(d)              1,036,830
                                                                       ---------------
Total                                                                        1,533,905
--------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
AsiaInfo Holdings                                     15,200(b,c)              209,000
EarthLink                                             27,700(b)                265,920
MercadoLibre                                           4,700(b,c)              220,665
United Online                                         13,800                   168,774
Vignette                                              48,600(b)                629,370
                                                                       ---------------
Total                                                                        1,493,729
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

IT SERVICES (2.5%)
CACI Intl Cl A                                        65,000(b)             $3,313,050
MAXIMUS                                              143,400                 5,272,818
MPS Group                                             88,100(b)              1,011,388
SAIC                                                  18,100(b)                360,733
Unisys                                               369,000(b)              1,867,140
VeriFone Holdings                                    103,000(b)              1,512,040
                                                                       ---------------
Total                                                                       13,337,169
--------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.3%)
Brunswick                                            190,800                 2,613,960
Head                                                 755,200(b,c)            1,453,760
MarineMax                                            151,400(b,d)            1,482,206
Polaris Inds                                           7,500                   357,900
RC2                                                   64,000(b)              1,235,840
                                                                       ---------------
Total                                                                        7,143,666
--------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Bio-Rad Laboratories Cl A                             24,400(b)              2,183,312
--------------------------------------------------------------------------------------

MACHINERY (5.0%)
Chart Inds                                            30,700(b)              1,286,023
CIRCOR Intl                                            4,500                   240,345
Columbus McKinnon                                     12,700(b)                362,077
Flowserve                                             29,000                 4,017,080
Harsco                                                47,000                 2,976,040
Kadant                                                23,100(b)                617,463
Kaydon                                               103,600                 6,330,996
LB Foster Cl A                                        17,400(b)                595,602
Tecumseh Products Cl A                                40,300(b)              1,406,873
Terex                                                102,200(b)              7,291,970
Watts Water Technologies Cl A                         45,000(d)              1,276,200
                                                                       ---------------
Total                                                                       26,400,669
--------------------------------------------------------------------------------------

MEDIA (1.9%)
Belo Cl A                                             35,700                   341,292
Central European Media Enterprises Series A           20,000(b,c)            2,127,600
LIN TV Cl A                                           68,000(b)                622,200
Scholastic                                             4,300(b)                133,730
Valassis Communications                              442,200(b)              7,026,558
                                                                       ---------------
Total                                                                       10,251,380
--------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

METALS & MINING (0.8%)
Century Aluminum                                      42,500(b)             $3,102,500
Schnitzer Steel Inds Cl A                              1,600                   160,224
Worthington Inds                                      55,600                 1,108,664
                                                                       ---------------
Total                                                                        4,371,388
--------------------------------------------------------------------------------------

MULTILINE RETAIL (2.0%)
Big Lots                                               4,600(b)                142,876
Dillard's Cl A                                       324,600(d)              5,284,488
Family Dollar Stores                                 253,400                 5,422,760
                                                                       ---------------
Total                                                                       10,850,124
--------------------------------------------------------------------------------------

MULTI-UTILITIES (1.5%)
Avista                                               244,584                 5,192,518
CH Energy Group                                       15,100                   571,988
PNM Resources                                        140,000                 2,079,000
                                                                       ---------------
Total                                                                        7,843,506
--------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
Berry Petroleum Cl A                                   4,700                   253,800
Bill Barrett                                           4,400(b)                236,852
Bois d'Arc Energy                                     30,300(b)                741,744
Callon Petroleum                                      33,100(b)                857,952
Comstock Resources                                     9,700(b)                556,295
Concho Resources                                       4,400(b)                140,360
Encore Acquisition                                    45,600(b)              3,045,624
EXCO Resources                                       183,800(b)              4,583,972
Golar LNG                                             21,600(c)                396,792
Knightsbridge Tankers                                 11,400(c)                385,206
Mariner Energy                                        44,300(b)              1,448,610
Parallel Petroleum                                    76,200(b)              1,600,962
Petrohawk Energy                                      10,300(b)                302,614
Quicksilver Resources                                 67,000(b)              2,440,810
Stone Energy                                          96,400(b)              6,514,712
USEC                                                 605,638(b,d)            4,221,297
Warren Resources                                      42,900(b)                580,008
                                                                       ---------------
Total                                                                       28,307,610
--------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.1%)
Glatfelter                                           230,400                 3,589,632
Mercer Intl                                          135,700(b,d)            1,088,314
Neenah Paper                                          64,100                 1,362,125
                                                                       ---------------
Total                                                                        6,040,071
--------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Chattem                                                6,000(b)                373,260
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

PHARMACEUTICALS (0.1%)
ViroPharma                                            51,800(b)               $496,762
--------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.9%)
Arbor Realty Trust                                    26,000(d)                365,300
Ashford Hospitality Trust                            150,500                   924,070
Extra Space Storage                                   77,400                 1,288,710
FelCor Lodging Trust                                  61,400                   912,404
Inland Real Estate                                    75,700                 1,188,490
Lexington Realty Trust                                27,400                   427,166
Maguire Properties                                    27,900                   438,309
Medical Properties Trust                              60,700                   741,147
Nationwide Health Properties                          28,500                   972,705
Natl Retail Properties                                61,200                 1,389,852
Pennsylvania Real Estate Investment Trust              7,200                   193,320
Post Properties                                       10,500                   372,855
Sunstone Hotel Investors                              43,000                   827,750
                                                                       ---------------
Total                                                                       10,042,078
--------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.5%)
MI Developments Cl A                                 323,500(c)              8,187,785
--------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
AuthenTec                                             13,600(b)                185,368
Brooks Automation                                    494,600(b)              5,039,974
Cabot Microelectronics                                 8,000(b)                296,800
Entegris                                             281,000(b)              2,160,890
Integrated Silicon Solution                          351,148(b)              2,142,003
OmniVision Technologies                               57,300(b)                928,260
Pericom Semiconductor                                 43,200(b)                809,568
Semiconductor Mfg Intl ADR                         1,746,800(b,c)            5,834,312
Spansion Cl A                                        736,100(b)              2,318,715
Standard Microsystems                                  9,700(b)                316,220
Ultratech                                              9,400(b)                150,494
Zoran                                                 30,500(b)                446,215
                                                                       ---------------
Total                                                                       20,628,819
--------------------------------------------------------------------------------------

                                             See accompanying Notes to Portfolio
of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

SOFTWARE (2.7%)
JDA Software Group                                    67,000(b)             $1,366,800
Manhattan Associates                                  20,100(b)                510,540
Mentor Graphics                                      549,400(b)              6,400,510
MSC.Software                                         191,000(b)              2,362,670
Solera Holdings                                       90,000(b)              2,454,300
Sybase                                                34,300(b)              1,098,286
                                                                       ---------------
Total                                                                       14,193,106
--------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Aaron Rents                                           77,900                 1,744,181
Asbury Automotive Group                               16,000                   263,520
Borders Group                                        340,045                 2,087,876
Cato Cl A                                              8,100                   127,170
Children's Place Retail Stores                       111,000(b)              3,820,620
Group 1 Automotive                                    85,000                 2,213,400
hhgregg                                               36,500(b)                400,770
Men's Wearhouse                                      225,200                 4,668,396
Monro Muffler Brake                                   15,600                   289,068
                                                                       ---------------
Total                                                                       15,615,001
--------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Fossil                                                33,700(b)              1,068,627
Perry Ellis Intl                                      24,900(b)                678,774
UniFirst                                              42,000                 2,016,000
Volcom                                                76,400(b)              1,935,212
Warnaco Group                                         13,800(b)                665,022
Wolverine World Wide                                 174,300                 5,004,153
                                                                       ---------------
Total                                                                       11,367,788
--------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Bank Mutual                                           29,600                   328,264
Trustco Bank NY                                      240,000(d)              2,102,400
WSFS Financial                                        15,700                   799,915
                                                                       ---------------
Total                                                                        3,230,579
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

TOBACCO (0.1%)
Universal                                             13,200                  $654,852
--------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies                       45,800                 1,262,706
Huttig Building Products                             297,560(b)                696,290
                                                                       ---------------
Total                                                                        1,958,996
--------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
iPCS                                                  85,100                 2,553,000
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $501,478,946)                                                      $469,821,877
--------------------------------------------------------------------------------------

PREFERRED STOCKS (0.3%)
ISSUER                                            SHARES                    VALUE(A)
BANKING
East West Bancorp
 Series A Cv                                           1,640(b)           $1,695,350
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $1,640,000)                                                        $1,695,350
------------------------------------------------------------------------------------

MONEY MARKET FUND (16.3%)(E)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.60%                                 86,483,229(f)          $86,483,229
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $86,483,229)                                                      $86,483,229
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $589,602,175)(g)                                                 $558,000,456
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2008, the value of foreign securities represented 8.4% of net assets.

(d) At May 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 5.4% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 10.9% of net assets.

(f) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2008.

(g) At May 31, 2008, the cost of securities for federal income tax purposes was $594,781,637 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  56,318,434
Unrealized depreciation                                             (93,099,615)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (36,781,181)
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  25

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $503,118,946)         $471,517,227
   Affiliated money market fund (identified cost
   $86,483,229)                                                   86,483,229
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $589,602,175)                                                 558,000,456
Capital shares receivable                                            120,127
Dividends and accrued interest receivable                            351,768
Receivable for investment securities sold                          7,777,238
----------------------------------------------------------------------------
Total assets                                                     566,249,589
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                             1,334,297
Payable for investment securities purchased                        6,402,146
Payable upon return of securities loaned                          28,760,800
Accrued investment management services fees                           13,807
Accrued distribution fees                                            110,879
Accrued transfer agency fees                                           3,338
Accrued administrative services fees                                   1,152
Accrued plan administration services fees                                109
Other accrued expenses                                               126,295
----------------------------------------------------------------------------
Total liabilities                                                 36,752,823
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $529,496,766
============================================================================

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

MAY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $  1,136,517
Additional paid-in capital                                       570,573,656
Excess of distributions over net investment income                  (108,157)
Accumulated net realized gain (loss)                             (10,503,531)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (31,601,719)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $529,496,766
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $365,495,630
                                            Class B                            $128,472,761
                                            Class C                            $ 10,463,204
                                            Class I                            $ 15,384,753
                                            Class R2                           $    234,161
                                            Class R3                           $      5,675
                                            Class R4                           $    248,829
                                            Class R5                           $  9,191,753
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)    77,217,068    $       4.73
                                            Class B shares       28,915,951    $       4.44
                                            Class C shares        2,349,002    $       4.45
                                            Class I shares        3,159,844    $       4.87
                                            Class R2 shares          49,214    $       4.76
                                            Class R3 shares           1,183    $       4.80
                                            Class R4 shares          51,701    $       4.81
                                            Class R5 shares       1,907,742    $       4.82
-------------------------------------------------------------------------------------------
*Including securities on loan, at value                                        $ 26,321,280
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $5.02. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  27

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $   9,711,969
Interest                                                                4,491
Income distributions from affiliated money market fund              3,420,077
Fee income from securities lending                                    402,524
   Less foreign taxes withheld                                        (43,739)
-----------------------------------------------------------------------------
Total income                                                       13,495,322
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                 6,511,571
Distribution fees
   Class A                                                          1,256,997
   Class B                                                          1,776,490
   Class C                                                            136,505
   Class R2                                                               802
   Class R3                                                                10
Transfer agency fees
   Class A                                                          1,345,404
   Class B                                                            500,443
   Class C                                                             37,715
   Class R2                                                                80
   Class R3                                                                 2
   Class R4                                                               167
   Class R5                                                             3,070
Administrative services fees                                          565,329
Plan administration services fees
   Class R2                                                               401
   Class R3                                                                10
   Class R4                                                               834
Compensation of board members                                          13,135
Custodian fees                                                        105,070
Printing and postage                                                  180,525
Registration fees                                                      71,070
Professional fees                                                      33,376
Other                                                                  37,345
-----------------------------------------------------------------------------
Total expenses                                                     12,576,351
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                               (1,378,952)
   Earnings and bank fee credits on cash balances                     (34,350)
-----------------------------------------------------------------------------
Total net expenses                                                 11,163,049
-----------------------------------------------------------------------------
Investment income (loss) -- net                                     2,332,273
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                  32,702,407
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (181,505,252)
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (148,802,845)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(146,470,572)
=============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                          2008              2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                         $   2,332,273    $   (2,791,844)
Net realized gain (loss) on investments                    32,702,407       113,183,048
Net change in unrealized appreciation (depreciation)
   on investments and
   on translation of assets and liabilities in foreign
   currencies                                            (181,505,252)       62,428,714
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            (146,470,572)      172,819,918
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                             (70,245,883)     (120,411,868)
      Class B                                             (26,011,683)      (48,590,572)
      Class C                                              (2,027,801)       (3,381,147)
      Class I                                              (2,993,348)       (4,666,056)
      Class R2                                                (32,722)             (880)
      Class R3                                                   (568)             (880)
      Class R4                                                (47,502)          (46,739)
      Class R5                                             (1,556,797)             (880)
   Tax return of capital
      Class A                                                (454,878)               --
      Class B                                                (168,525)               --
      Class C                                                 (13,130)               --
      Class I                                                 (19,383)               --
      Class R2                                                   (212)               --
      Class R3                                                     (4)               --
      Class R4                                                   (307)               --
      Class R5                                                (10,081)               --
---------------------------------------------------------------------------------------
Total distributions                                      (103,582,824)     (177,099,022)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  29

YEAR ENDED MAY 31,                                          2008              2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                       $  49,272,710    $   86,270,138
   Class B shares                                           6,806,213        18,068,902
   Class C shares                                             921,182         1,519,024
   Class I shares                                           2,313,812        13,617,036
   Class R2 shares                                            256,026             5,000
   Class R3 shares                                              2,339             5,000
   Class R4 shares                                             76,321           107,533
   Class R5 shares                                         13,111,973             5,000
Reinvestment of distributions at net asset value
   Class A shares                                          69,628,673       118,759,818
   Class B shares                                          25,769,240        47,887,092
   Class C shares                                           1,978,574         3,296,187
   Class I shares                                           3,011,485         4,664,140
   Class R2 shares                                             32,362                --
   Class R4 shares                                             46,139            44,171
   Class R5 shares                                          1,566,306                --
Payments for redemptions
   Class A shares                                        (262,674,828)     (208,234,304)
   Class B shares                                        (102,105,931)      (96,170,565)
   Class C shares                                          (5,869,654)       (5,567,375)
   Class I shares                                          (9,426,195)       (4,811,306)
   Class R2 shares                                             (9,328)               --
   Class R3 shares                                                 (2)               --
   Class R4 shares                                           (119,444)          (48,840)
   Class R5 shares                                         (2,903,540)               --
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (208,315,567)      (20,583,349)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (458,368,963)      (24,862,453)
Net assets at beginning of year                           987,865,729     1,012,728,182
---------------------------------------------------------------------------------------
Net assets at end of year                               $ 529,496,766    $  987,865,729
=======================================================================================
Undistributed (excess of distributions over) net
   investment income                                    $    (108,157)   $      211,954
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Value Fund (the Fund) (formerly RiverSource Small Cap Value Fund) is a series of RiverSource Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At May 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 31 the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At May 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At May 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  33

Fund is subject to the credit risk that the other party will not complete its contract obligations. At May 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,652,384 and accumulated net realized loss has been decreased by $2,652,384.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                   2008           2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $33,379,166    $24,200,607
      Long-term capital gain..................     36,866,717     96,211,261
      Tax return of capital...................        454,878
CLASS B
Distributions paid from:
      Ordinary income.........................     12,353,168      9,764,052
      Long-term capital gain..................     13,658,515     38,826,520
      Tax return of capital...................        168,525
CLASS C
Distributions paid from:
      Ordinary income.........................        963,625        686,188
      Long-term capital gain..................      1,064,176      2,694,959
      Tax return of capital...................         13,130
CLASS I
Distributions paid from:
      Ordinary income.........................      1,422,417        937,956
      Long-term capital gain..................      1,570,931      3,728,100
      Tax return of capital...................         19,383
CLASS R2
Distributions paid from:
      Ordinary income.........................         15,550            177*
      Long-term capital gain..................         17,172            703*
      Tax return of capital...................            212
CLASS R3
Distributions paid from:
      Ordinary income.........................            270            177*
      Long-term capital gain..................            298            703*
      Tax return of capital...................              4
CLASS R4
Distributions paid from:
      Ordinary income.........................         22,572          9,395
      Long-term capital gain..................         24,930         37,344
      Tax return of capital...................            307

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  35

YEAR ENDED MAY 31,                                   2008           2007
----------------------------------------------------------------------------
CLASS R5
Distributions paid from:
      Ordinary income.........................    $   739,778    $       177*
      Long-term capital gain..................        817,019            703*
      Tax return of capital...................         10,081

* For the period from Dec. 11, 2006 (inception date) to May 31, 2007.

At May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $         --
Accumulated long-term gain (loss).........................    $         --
Accumulated realized loss.................................    $ (5,425,972)
Unrealized appreciation (depreciation)....................    $(36,787,435)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning June 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $289,756 for the year ended May 31, 2008. The management fee for the year ended May 31, 2008 was 0.91% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC and Metropolitan West Capital Management, LLC each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 37 assets increase. The fee for the year ended May 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2008, other expenses paid to this company were $4,685.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and R3 shares,

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $465,764 for Class A, $140,751 for Class B and $835 for Class C for the year ended May 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended May 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A....................................................    1.37%
Class B....................................................    2.13
Class C....................................................    2.13
Class I....................................................    0.96
Class R2...................................................    1.74
Class R3...................................................    1.26
Class R4...................................................    0.99
Class R5...................................................    0.99

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A................................................    $544,785
Class B................................................     202,320
Class C................................................      14,802
Class R2...............................................           1
Class R3...............................................           1
Class R4...............................................          68
Class R5...............................................           4

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..................................................    $ 13
Class R3..................................................      10
Class R4..................................................     834

The management fees waived/reimbursed at the Fund level were $616,114.

Under an agreement, which was effective until May 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 39 giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A....................................................    1.41%
Class B....................................................    2.17
Class C....................................................    2.17
Class I....................................................    1.00
Class R2...................................................    1.80
Class R3...................................................    1.55
Class R4...................................................    1.28
Class R5...................................................    1.05

Effective June 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A....................................................    1.42%
Class B....................................................    2.19
Class C....................................................    2.18
Class I....................................................    0.97
Class R2...................................................    1.77
Class R3...................................................    1.52
Class R4...................................................    1.27
Class R5...................................................    1.02

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended May 31, 2008, the Fund's custodian and transfer agency fees were reduced by $34,350 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $293,338,646 and $559,105,746, respectively, for the year ended May 31, 2008. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED MAY 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       8,436,479     14,877,951      (50,172,254)       (26,857,824)
Class B                       1,294,113      5,843,588      (19,845,371)       (12,707,670)
Class C                         184,586        447,641       (1,190,242)          (558,015)
Class I                         432,015        627,393       (1,866,232)          (806,824)
Class R2                         43,705          6,871           (2,047)            48,529
Class R3                            498             --               --                498
Class R4                         12,765          9,713          (23,525)            (1,047)
Class R5                      2,175,913        329,056         (597,912)         1,907,057
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED MAY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      13,437,956     20,128,754      (32,230,542)         1,336,168
Class B                       2,913,172      8,475,639      (15,519,191)        (4,130,380)
Class C                         244,386        582,365         (893,921)           (67,170)
Class I                       2,086,766        776,063         (756,775)         2,106,054
Class R2*                           685             --               --                685
Class R3*                           685             --               --                685
Class R4                         16,372          7,424           (7,345)            16,451
Class R5*                           685             --               --                685
----------------------------------------------------------------------------------------------

* For the period from Dec. 11, 2006 (inception date) to May 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2008, securities valued at $26,321,280 were on loan to brokers. For collateral, the Fund received $28,760,800 in cash. Cash collateral received is invested in an affiliated

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 41 money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $402,524 for the year ended May 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $14,986 for the year ended May 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $407,754,568 and $452,679,317, respectively, for the year ended May 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended May 31, 2008.

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

8. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At May 31, 2008, the Fund had a post-October loss of $5,425,972 that is treated for income tax purposes as occurring on June 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. SUBSEQUENT EVENT

On June 6, 2008, Federated MDTA LLC replaced Franklin Portfolio Associates LLC as a subadviser to the Fund.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 43 pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.56          $6.67          $6.62          $6.62          $5.04
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(b)          --           (.01)          (.02)          (.03)
Net gains (losses) (both realized and
 unrealized)                              (1.02)          1.17           1.10            .85           1.61
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.99)          1.17           1.09            .83           1.58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)         (1.04)          (.83)            --
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.73          $6.56          $6.67          $6.62          $6.62
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $365           $682           $685           $747           $656
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.56%          1.58%          1.49%          1.51%          1.51%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.37%          1.42%          1.49%          1.51%          1.51%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .51%          (.08%)         (.09%)         (.24%)         (.50%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (15.03%)        19.76%         17.63%         12.30%         31.35%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  45

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.26          $6.46          $6.45          $6.50          $4.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.05)          (.06)          (.06)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.97)          1.13           1.11            .84           1.60
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.98)          1.08           1.05            .78           1.53
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)         (1.04)          (.83)            --
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.44          $6.26          $6.46          $6.45          $6.50
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $128           $260           $296           $348           $349
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.33%          2.34%          2.25%          2.28%          2.27%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.13%          2.18%          2.25%          2.28%          2.27%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.26%)         (.84%)         (.82%)         (.99%)        (1.25%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (15.64%)        18.93%         17.49%         11.72%         30.78%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.27          $6.48          $6.47          $6.52          $4.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.05)          (.05)          (.07)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.97)          1.12           1.10            .85           1.60
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.98)          1.07           1.05            .78           1.53
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)         (1.04)          (.83)            --
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.45          $6.27          $6.48          $6.47          $6.52
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $18            $19            $21            $21
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.33%          2.34%          2.25%          2.28%          2.27%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.13%          2.18%          2.25%          2.28%          2.27%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.24%)         (.80%)         (.82%)         (.99%)        (1.25%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (15.61%)        18.71%         17.46%         11.70%         30.66%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  47

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $6.69          $6.75          $6.68          $6.65          $6.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(c)         .02            .02             --           (.01)
Net gains (losses) (both realized and
 unrealized)                              (1.03)          1.20           1.09            .86           (.23)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.98)          1.22           1.11            .86           (.24)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)         (1.04)          (.83)            --
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.87          $6.69          $6.75          $6.68          $6.65
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $15            $27            $13             $9             $4
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.05%          1.10%          1.00%          1.02%          1.02%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .96%          1.05%          1.00%          1.02%          1.02%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .92%           .31%           .38%           .25%          (.04%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return                            (14.54%)        20.29%         17.76%         12.74%         (3.48%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $6.61          $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(c)          --
Net gains (losses) (both realized and
 unrealized)                              (1.03)           .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.01)           .59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)
Tax return of capital                      (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.76          $6.61
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.84%          1.90%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.74%          1.78%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .36%          (.42%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.22%)        10.06%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  49

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $6.62          $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(c)         .01
Net gains (losses) (both realized and
 unrealized)                              (1.02)           .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.98)           .60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)
Tax return of capital                      (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.80          $6.62
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.63%          1.68%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.26%          1.53%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .69%          (.17%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%
-----------------------------------------------------------------------------------------------------------
Total return                            (14.72%)        10.22%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.62          $6.71          $6.66          $6.65          $5.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .01            .01           (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                              (1.02)          1.18           1.08            .85           1.61
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.97)          1.19           1.09            .84           1.59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)         (1.04)          (.83)            --
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)         (1.04)          (.83)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.81          $6.62          $6.71          $6.66          $6.65
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.35%          1.39%          1.30%          1.34%          1.34%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .99%          1.25%          1.30%          1.34%          1.34%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .94%           .10%           .09%          (.07%)         (.33%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%            77%            70%            97%
-----------------------------------------------------------------------------------------------------------
Total return                            (14.56%)        19.95%         17.52%         12.42%         31.42%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  51

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2008           2007(B)
Net asset value, beginning of period      $6.63          $7.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)         .02
Net gains (losses) (both realized and
 unrealized)                              (1.03)           .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.97)           .61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.83)         (1.28)
Tax return of capital                      (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)         (1.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.82          $6.63
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $9            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.08%          1.15%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .99%          1.03%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.16%           .33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     45%            58%
-----------------------------------------------------------------------------------------------------------
Total return                            (14.54%)        10.39%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended May 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Value Fund (the
Fund), formerly the RiverSource Small Cap Value Fund, (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  53

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Value Fund of the RiverSource Managers Series, Inc. at May 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                             /s/ Ernst & Young
LLP
Minneapolis, Minnesota
July 22, 2008

--------------------------------------------------------------------------------

 54 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distribution:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  55

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

CLASS R2

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

--------------------------------------------------------------------------------

 56 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R3

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

CLASS R5

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          83.57%
      Dividends Received Deduction for corporations.........          53.50%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38901

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.44093
Tax return of capital distribution..........................        $0.00537
Total distributions.........................................        $0.83531

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  59

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the current subadvisory agreements (the "Subadvisory Agreements") between RiverSource Investments and each subadviser (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement and the Subadvisory Agreements with Barrow Hanley, MetWest Capital and Donald Smith. Additionally, the Board approved a new Subadvisory Agreement with MDTA to replace the subadvisory agreement with Franklin (the "Outgoing Subadviser") which terminated on June 6, 2008.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall

--------------------------------------------------------------------------------

 62 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements and proposed to be performed under the Subadvisory Agreement with MDTA were of a reasonably high quality, particularly in light of recent market conditions. Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments, its affiliates and each of the Subadvisers were in a position to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved. Additionally, the Board evaluated the performance of each Subadviser's respective portion of the Fund's portfolio and, in that regard, noted the termination of the Subadvisory Agreement with the Outgoing Subadviser. The Board also reviewed the selection and monitoring processes for the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of Barrow Hanley, MetWest Capital and Donald Smith and the new engagement of MDTA.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed, however, that because the Fund is managed by Subadvisers, the fees applicable to the Fund may be higher than the median, and thus, fall outside of the pricing philosophy, due to differences in the Fund's potential economies of scale, the costs of operation and its capacity constraints. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

--------------------------------------------------------------------------------

 64 RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided or expected to be provided by MDTA. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement, the renewal of the Subadvisory Agreement with each of Barrow Hanley, MetWest Capital and Donald Smith and the new Subadvisory Agreement with MDTA.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  65

     RIVERSOURCE PARTNERS SMALL CAP VALUE FUND

     (formerly RiverSource Small Cap Value Fund)

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6239 L (7/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Managers Series, Inc. were as follows:

                                 2008 - $93,250

(b) Audit - Related Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Managers Series, Inc. were as follows:

                                  2008 - $3,975

(c) Tax Fees. The fees for the year ended May 31, to Ernst & Young LLP for tax compliance related services for RiverSource Managers Series, Inc. were as follows:

                                 2008 - $14,700

(d) All Other Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Managers Series, Inc. were as follows:

                                    2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2008 - $630,475

(h) 100% of the services performed in item (g) above during 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Managers Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date August 1, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date August 1, 2008